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                                                                   Exhibit 10.6

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                                CREDIT AGREEMENT

                             Dated as of May 8, 2000

                                      Among

                          NEW WORLD BROADCASTERS CORP.,

                         RODRIGUEZ COMMUNICATIONS, INC.,

                        RCI (ALAMEDA) ACQUISITION, INC.,

                          THE GUARANTORS NAMED HEREIN,

                                       and

                        SPANISH BROADCASTING SYSTEM, INC.




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                                TABLE OF CONTENTS
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I.       DEFINITIONS..............................................................................................2
                  SECTION 1.01      Certain Defined Terms.........................................................2
                  SECTION 1.02      Accounting Terms; Calculations...............................................12

II.      THE LOANS...............................................................................................12
                  SECTION 2.01      Commitments; Notice of Bridge Loans..........................................12
                  SECTION 2.02      Bridge Note..................................................................13
                  SECTION 2.03      Repayment of Bridge Loans....................................................13
                  SECTION 2.04      Interest.....................................................................13
                  SECTION 2.05      Payments and Computations....................................................14
                  SECTION 2.06      Joint and Several Obligations................................................14
                  SECTION 2.07      Release under Certain Circumstances..........................................15
                  SECTION 2.08      Prepayment Under Certain Circumstances.......................................16

III.     COLLATERAL SECURITY.....................................................................................16
                  SECTION 3.01      Security Documents...........................................................16
                  SECTION 3.02      Filing and Recording.........................................................16

IV.      REPRESENTATIONS AND WARRANTIES..........................................................................16
                  SECTION 4.01      Organization, Legal Existence................................................17
                  SECTION 4.02      Authorization................................................................17
                  SECTION 4.03      Governmental Approvals.......................................................17
                  SECTION 4.04      Binding Effect...............................................................17
                  SECTION 4.05      Litigation; Compliance with Laws; etc........................................18
                  SECTION 4.06      Federal Reserve Regulations..................................................18
                  SECTION 4.07      Taxes........................................................................18
                  SECTION 4.08      Employee Benefit Plans.......................................................19
                  SECTION 4.09      Investment Company Act; Public Utility Holding Company Act...................19
                  SECTION 4.10      Security Interest............................................................19
                  SECTION 4.11      Use of Proceeds..............................................................19
                  SECTION 4.12      Subsidiaries.................................................................20
                  SECTION 4.13      Title to Properties; Possession Under Leases; Trademarks.....................20
                  SECTION 4.14      Solvency.....................................................................20
                  SECTION 4.15      Permits, etc.................................................................21
                  SECTION 4.16      Compliance with Environmental Laws...........................................21
                  SECTION 4.17      Employee Matters.............................................................22

V.       CONDITIONS OF CREDIT EVENTS.............................................................................22
                  SECTION 5.01      All Bridge Loans.............................................................22
                  SECTION 5.02      Closing Date Bridge Loan.....................................................23
                  SECTION 5.03      L.A. Bridge Loan.............................................................26

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                  SECTION 5.04      S.A. Bridge Loan.............................................................27
                  SECTION 5.05      S.F. Bridge Loan.............................................................28
                  SECTION 5.06      Kept Assets Bridge Loans.....................................................28

VI.      AFFIRMATIVE COVENANTS...................................................................................30
                  SECTION 6.01      Legal Existence..............................................................30
                  SECTION 6.02      Businesses and Properties....................................................30
                  SECTION 6.03      Insurance....................................................................30
                  SECTION 6.04      Taxes........................................................................31
                  SECTION 6.05      Financial Statements, Reports, etc...........................................31
                  SECTION 6.06      Litigation and Other Notices.................................................32
                  SECTION 6.07      ERISA........................................................................32
                  SECTION 6.08      Maintaining Records; Access to Properties and Inspections; Right to
                                    Audit........................................................................33
                  SECTION 6.09      Use of Proceeds..............................................................33
                  SECTION 6.10      Fiscal Year-End..............................................................33
                  SECTION 6.11      Further Assurances...........................................................33
                  SECTION 6.12      Environmental Laws...........................................................33
                  SECTION 6.13      Pay Obligations to Lender and Perform Other Covenants........................35
                  SECTION 6.14      Additional Guarantors and Grantors...........................................35

VII.     NEGATIVE COVENANTS......................................................................................36
                  SECTION 7.01      Liens........................................................................36
                  SECTION 7.02      Sale and Lease-Back Transactions.............................................37
                  SECTION 7.03      Indebtedness.................................................................37
                  SECTION 7.04      Dividends, Distributions and Payments........................................38
                  SECTION 7.05      Consolidations, Mergers and Sales of Assets..................................38
                  SECTION 7.06      Investments..................................................................39
                  SECTION 7.07      Rental Obligations...........................................................39
                  SECTION 7.08      Business.....................................................................39
                  SECTION 7.09      Use of Proceeds..............................................................39
                  SECTION 7.10      ERISA........................................................................40
                  SECTION 7.11      Accounting Changes...........................................................40
                  SECTION 7.12      Prepayment or Modification of Indebtedness; Modification of Charter
                                    Documents....................................................................40
                  SECTION 7.13      Transactions with Affiliates.................................................40
                  SECTION 7.14      Negative Pledges, etc........................................................40
                  SECTION 7.15      No Amendment to Purchase Agreements..........................................40
                  SECTION 7.16      Required Permits.............................................................40
                  SECTION 7.17      Management Fees..............................................................41

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VIII.    EVENTS OF DEFAULT.......................................................................................41

IX.      MISCELLANEOUS...........................................................................................43
                  SECTION 9.01      Notices......................................................................43
                  SECTION 9.02      Survival of Agreement........................................................44
                  SECTION 9.03      Successors and Assigns.......................................................44
                  SECTION 9.04      Expenses; Indemnity..........................................................44
                  SECTION 9.05      Applicable Law...............................................................45
                  SECTION 9.06      Payments on Business Days....................................................45
                  SECTION 9.07      Waivers; Amendments..........................................................45
                  SECTION 9.08      Severability.................................................................46
                  SECTION 9.09      Entire Agreement; WAIVER OF JURY TRIAL, etc..................................46
                  SECTION 9.10      Submission to Jurisdiction...................................................47
                  SECTION 9.11      Counterparts; Facsimile Signature............................................47
                  SECTION 9.12      Headings and Terms Generally.................................................47

X.       GUARANTEES..............................................................................................48

EXHIBITS

EXHIBIT A - Form of Bridge Note
EXHIBIT B - Form of Pledge and Security Agreement
EXHIBIT C - Form of Notice of Borrowing
EXHIBIT D - Form of Subordination Agreement
EXHIBIT E - Form of Individual Guarantors's Pledge Agreement

SCHEDULES

SCHEDULE 1.01                -      Kept Assets
SCHEDULE 4.01                -      Qualified Jurisdictions
SCHEDULE 4.12                -      Subsidiaries
SCHEDULE 4.16                -      Environmental Law Compliance
SCHEDULE 4.17                -      Employee Matters
SCHEDULE 6.03                -      Insurance
SCHEDULE 6.12                -      Hazardous Materials
SCHEDULE 7.01                -      Existing Liens
SCHEDULE 7.03                -      Existing Indebtedness


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                  CREDIT AGREEMENT dated as of May 8, 2000, among NEW WORLD
                  BROADCASTERS CORP., a Texas corporation ("NEW WORLD"), RODRIGUEZ COMMUNICATIONS, INC., a Delaware corporation ("RCI"), RCI (ALAMEDA) ACQUISITION, INC., a Delaware corporation ("RC ALAMEDA"), the Guarantors named herein and signatories hereto and SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (the "LENDER").

                  The Borrowers have applied to the Lender for Bridge Loans (such term and all other capitalized terms used in this paragraph having the respective meanings ascribed to such terms above or hereinafter) up to an aggregate principal amount of $121,700,000 in the form of loans to the Borrowers at any time and from time to time prior to the Termination Date. The proceeds of the Bridge Loans shall be used by the Borrowers for the repayment of certain Indebtedness and for specific acquisitions, each as more particularly described in SCHEDULE 4.11 annexed hereto. The Grantors will provide Collateral in accordance with the provisions of this Agreement and the Security Documents. Each Loan Party hereby acknowledges that it shall realize a financial benefit by the Lender's extension of Loans to the Borrowers hereunder.

                  The Lender is willing to extend Bridge Loans to the Borrowers subject to the terms and conditions hereinafter set forth. Accordingly, the Borrowers, the Guarantors and the Lender hereby agree as follows:

I.       DEFINITIONS

                  SECTION 1.01 CERTAIN DEFINED TERMS. For purposes hereof, the following terms shall have the meanings specified below:

                  "AFFILIATE" of any Person shall mean any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person. For the purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                  "ANCILLARY AGREEMENTS" shall mean, collectively, the Time Brokerage Agreements, the L.A. Lease and all other material agreements entered into between and/or among the Lender and/or the Borrowers and/or any seller party to any Underlying Purchase Agreement, in each case as amended, supplemented or otherwise modified from time to time.

                  "BANKRUPTCY CODE" shall mean Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.





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                  "BOARD" shall mean the Board of Governors of the Federal
Reserve System of the United States.

                  "BORROWERS" shall mean, collectively, RCI, New World and RC Alameda, subject, however, to the provisions of Section 2.07 hereof.

                  "BRIDGE LOAN" and "BRIDGE LOANS" shall have the meaning set forth in Section 2.01 hereof.

                  "BRIDGE NOTE" shall mean the promissory note of the Borrowers, executed and delivered as provided in Section 2.04 hereof, in substantially the form of EXHIBIT A annexed hereto, as amended, supplemented or otherwise modified from time to time.

                  "BUSINESS DAY" shall mean any day, other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

                  "CAPITAL EXPENDITURES" shall mean all expenditures for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements) which should be capitalized under GAAP.

                  "CAPITALIZED LEASE OBLIGATION" shall mean an obligation to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real and/or personal property which obligation is required to be classified and accounted for as a capital lease on a balance sheet prepared in accordance with GAAP, and for purposes hereof the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

                  "CAPITAL STOCK" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all classes of partnership interests in a partnership and any and all other equivalent ownership interests in a Person, and any and all warrants, rights or options to purchase any of the foregoing.

                  "CHANGE OF CONTROL" shall mean (i) RCI shall at any time prior to the Initial SBS Acquisition Date fail to own all of the issued and outstanding Capital Stock (on a fully diluted basis) of RC Alameda, (ii) the shareholders of RCI existing on the Closing Date shall fail to own all of the issued and outstanding Capital Stock (on a fully diluted basis) of RC Alameda at any time following the Initial SBS Acquisition Date but prior to the date that the Lender acquires same pursuant to the SBS Acquisition Agreements, (iii) New World shall fail to own all of the issued and outstanding Capital Stock (on a fully diluted basis) of 910 Broadcasting Corp. prior to the date that the Lender acquires same pursuant to the SBS Acquisition Agreements, (iv) any Person that owns any Capital Stock of RCI or New World on the Closing Date shall at any time prior to the Initial SBS Acquisition Date fail to own such Capital Stock.

                  "CLOSING DATE" shall mean the date of the first borrowing under this Agreement.


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                  "CLOSING DATE BRIDGE LOAN" shall have the meaning assigned to such term in Section 2.01(a)(i) hereof.

                  "CODE" shall mean the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, as amended from time to time.

                  "COLLATERAL" shall mean all collateral and security as described in the Security Documents.

                  "COLLATERAL AGREEMENT" shall mean the Pledge and Security Agreement dated as of the date hereof, between the Grantors and the Lender in substantially the form of EXHIBIT B annexed hereto, as amended, modified or supplemented from time to time.

                  "CONSOLIDATED" shall mean, in respect of any Person, as applied to any financial or accounting term, such term determined on a consolidated basis in accordance with GAAP (except as otherwise required herein) for the Person and all properly consolidated subsidiaries thereof.

                  "CONTAMINANT" shall mean all Hazardous Materials and all those substances which are regulated by or form the basis of liability under Federal, state or local environmental, health and safety statutes or regulations, or any other material or substance which constitutes a material health, safety or environmental hazard to any Person or property.

                  "DALLAS AM STATION" shall mean the radio station KXEB-AM (Sherman, Texas).

                  "DALLAS FM PURCHASE AGREEMENT" shall mean the Asset Purchase Agreement referred to in clause (c) of the definition of "SBS Acquisition Agreements" contained herein.

                  "DALLAS FM STATION" shall mean the radio station KTCY-FM (Pilot Point, Texas).

                  "DALLAS STATIONS" shall mean the Dallas AM Station and the Dallas FM Station.

                  "DEFAULT" shall mean any condition, act or event which, with notice or lapse of time or both, would constitute an Event of Default.

                  "DOLLARS" or the symbol "$" shall mean lawful currency of the United States of America.

                  "ENVIRONMENTAL CLAIM" shall mean any written notice of violation, claim, deficiency, demand, abatement or other order by any person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or deed or use restrictions, resulting from or based upon (i) the existence, or the continuation of the existence, of a Release (including, without limitation,


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sudden or non-sudden, accidental or nonaccidental Releases), of, or exposure to, any Contaminant at, in, by or from any of the properties of the any of the Borrowers or their respective subsidiaries, (ii) the environmental aspects of the transportation, storage, treatment or disposal of Contaminants in connection with the operation of any of the properties of any of the Borrowers or their respective subsidiaries or (iii) the violation, or alleged violation by any of the Borrowers or any of their respective subsidiaries, of any statutes, ordinances, orders, rules, regulations, Permits or licenses of or from any Governmental Authority relating to environmental matters connected with any of the properties of any of the Borrowers or their respective subsidiaries, under any applicable Environmental Law.

                  "ENVIRONMENTAL LAWS" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss. 9601 ET SEQ.), the Hazardous Material Transportation Act (49 U.S.C. ss. 1801 ET SEQ.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 ET SEQ.), the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 ET SEQ.), the Oil Pollution Act of 1990 (33 U.S.C. ss. 2701 ET. SEQ.), the Safe Drinking Water Act (42 U.S.C. ss. 300f, ET SEQ.), the Clear Air Act (42 U.S.C. ss. 7401 ET SEQ.), the Toxic Substances Control Act, as amended (15 U.S.C. ss. 2601 ET SEQ.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. ss. 136 ET SEQ.), and the Occupational Safety and Health Act (29 U.S.C. ss. 651 ET SEQ.), as such laws have been and hereafter may be amended or supplemented, and any related or analogous present or future Federal, state or local, statutes, rules, regulations, ordinances, licenses, permits and interpretations and orders of regulatory and administrative bodies.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

                  "ERISA AFFILIATE" shall mean any trade or business (whether or not incorporated) which together with any of the Borrowers or any of their respective subsidiaries would be treated as a single employer under Section 302 of Title I or Title IV of ERISA or with respect to Section 412 or Section 414(b), (c), (m) or (o) of the Code.

                  "EVENT OF DEFAULT" shall have the meaning assigned to such term in Article VIII hereof.

                  "FINAL SBS ACQUISITION DATE" shall mean the earliest date that SBS shall have acquired both the S.F. Station and the Dallas AM Station pursuant to the SBS Acquisition Agreements (including for purposes hereof Stations that are acquired directly or through the acquisition of capital stock).

                  "FINANCIAL OFFICER" shall mean, with respect to any Person, the chief financial officer of such Person.

                  "FISCAL YEAR" shall mean the fiscal year of each of the Borrowers for accounting purposes which ends on December 31 of each year.


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                  "GAAP" shall have the meaning assigned to such term in Section
1.02 hereof.

                  "GOVERNMENTAL AUTHORITY" shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, juridical, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "GRANTOR" shall mean any Grantor, Pledgor or Debtor, as such terms are defined in any of the Security Documents.

                  "GUARANTEE" shall mean any obligation, contingent or otherwise, of any Person guaranteeing or having the economic effect of guaranteeing or giving financial assistance in respect of the repayment of any Indebtedness or obligation of any other Person in any manner, whether directly or indirectly, and shall include, without limitation, any obligation of such Person, direct or indirect, to (i) purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or obligation, (ii) purchase property, securities or services for the purpose of assuring the owner of such Indebtedness or obligation of the payment of such Indebtedness or obligation, or (iii) maintain working capital, equity capital, available cash or other financial condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness or obligation; PROVIDED, HOWEVER, that the term Guarantee shall not include endorsements for collection or collections for deposit, in either case in the ordinary course of business.

                  "GUARANTORS" shall mean, collectively, the Individual Guarantors, 910 Broadcasting Corp., New World (following its release as a Borrower pursuant to Section 2.07(a) hereof) and each other person that becomes a guarantor of the Obligations after the date of this Agreement.

                  "HAZARDOUS MATERIAL" shall mean any pollutant, contaminant, chemical, or industrial or hazardous, toxic or dangerous goods, waste, substance or material, defined or regulated as such in (or for purposes of) any Environmental Law and any other toxic, reactive, or flammable chemicals, including (without limitation) any asbestos, any petroleum (including crude oil or any fraction), any radioactive substance and any polychlorinated biphenyls; PROVIDED, in the event that any Environmental Law is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment; and PROVIDED, FURTHER, to the extent that the applicable laws of any state establish a meaning for "hazardous material," "hazardous substance," "hazardous waste," "solid waste" or "toxic substance" which is broader than that specified in any Federal Environmental Law, such broader meaning shall apply.

                  "INDEBTEDNESS" shall mean, with respect to any Person, (a) all obligations of such Person for borrowed money or with respect to deposits or


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advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest charges are customarily paid, (c) all obligations of such Person for the deferred purchase price of property or services, except current accounts payable arising in the ordinary course of business and not overdue beyond such period as is commercially reasonable for such Person's business, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person and all Capitalized Lease Obligations, (e) all payment obligations of such Person with respect to interest rate, commodity price or currency protection agreements, foreign currency exchange agreements, or other interest or currency exchange rate or commodity price hedging arrangements, (f) all obligations of such Person as an account party under any letter of credit and letter of guaranty or in respect of bankers' acceptances,
(g) all obligations of any third party secured by property or assets of such Person (regardless of whether or not such Person is liable for repayment of such obligations), and (h) all Guarantees of such Person. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

                  "INDEMNITEES" shall have the meaning assigned to such term in
Section 11.04(c) hereof.

                  "INDIVIDUAL GUARANTORS" shall mean, collectively, James L. Anderson, Marcos A. Rodriguez, Charles J. Brooks, James A. Gammon, Carpe Vita Foundation and The Marcos and Sonya Rodriguez Family Trust.

                  "INDIVIDUAL GUARANTORS'S PLEDGE AGREEMENT" shall mean the Pledge Agreement and Irrevocable Proxy, dated as of the date hereof, among Individual Guarantors and the Lender in substantially the form of EXHIBIT E annexed hereto, as amended, modified or supplemented from time to time.

                  "INITIAL SBS ACQUISITION DATE" shall mean the earliest date that SBS shall have acquired all of the Stations other than the S.F. Station and the Dallas AM Station pursuant to the SBS Acquisition Agreements (including for purposes hereof Stations that are acquired directly or through the acquisition of capital stock).

                  "KEPT ASSET BRIDGE LOAN" and "KEPT ASSET BRIDGE LOANS" shall have the meanings assigned to such terms in Section 2.01(a)(v) hereof.

                  "KEPT ASSETS" shall mean the assets described in SCHEDULE 1.01 annexed hereto.

                  "KEPT ASSET SUBSIDIARY" shall mean a wholly owned subsidiary of RCI that is a Guarantor and Grantor under the Loan Documents formed to acquire and hold the Kept Assets.


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                  "L.A. BRIDGE LOAN" shall have the meaning assigned to such term in Section 2.01(a)(ii) hereof.

                  "L.A. LEASE" shall have the meaning set forth in Section 5.02(s) hereof.

                  "L.A. PURCHASE AGREEMENT" shall mean that certain Asset Purchase Agreement dated as of November 2, 1999 entered into by and between RCI and Chagal Communications, Inc., as in effect on the Closing Date and as thereafter amended, supplemented or otherwise modified with the prior written consent of the Lender, in connection with RCI's acquisition of the L.A. Stations.

                  "L.A. STATIONS" shall mean, collectively, the radio stations KFOX-FM (Redondo Beach, California) and KREA-FM (Ontario, California).

                  "L.A. TBA DATE" shall mean the date that SBS commences operation of both L.A. Stations pursuant to the Time Brokerage Agreement dated May 8, 2000 between the Lender and RCI with respect to each of the Stations other than the Dallas Stations.

                  "LENDER" shall have the meaning assigned to such term in the preamble to this Agreement.

                  "LIEN" shall mean, with respect to any asset, (i) any mortgage, lien, pledge, encumbrance, charge or security interest in or on such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset, (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities or (iv) any other right of or arrangement with any creditor to have such creditor's claim satisfied out of such assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

                  "LOAN DOCUMENTS" shall mean this Agreement, each Security Document, the Subordination Agreement, each Guarantee executed and delivered at any time with respect to the Obligations, the Bridge Note and each other document, instrument or agreement now or hereafter delivered to the Lender in connection herewith or therewith.

                  "LOAN PARTY" shall mean each Borrower, each Grantor, each Guarantor, and each subsidiary of any thereof.

                  "MARGIN STOCK" shall have the meaning assigned to such term in Regulation U.

                  "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (i) the business, assets, prospects, operations or financial or other condition of any Loan Party, (ii) the ability of any Loan Party to perform or pay the Obligations in accordance with the terms hereof or of any other Loan Document or to perform its obligations under any SBS Acquisition Agreement, Underlying Purchase Agreement or Ancillary Agreement, (iii) the rights of, or


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



benefits available to the Lender under any Loan Document or (iv) the Lender's Lien on any material portion of the Collateral or the priority of such Lien (it being understood that Liens expressly permitted to exist under Section 7.01 hereof shall not be deemed to have a Material Adverse Effect).

                  "MULTIEMPLOYER PLAN" shall mean a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA.

                  "NET PROCEEDS" shall mean in connection with any sale or other disposition of Kept Assets, the proceeds thereof, net of reasonable attorneys' fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted under this Agreement and other customary fees and expenses actually incurred in connection with such sale or disposition.

                  "NEW WORLD" shall have the meaning assigned to such term in the preamble to this Agreement.

                  "OBLIGATIONS" shall mean all obligations, liabilities and Indebtedness of the Borrowers to the Lender, whether now existing or hereafter created, direct or indirect, due or not, whether created directly or acquired by assignment, participation or otherwise, including without limitation all obligations, liabilities and Indebtedness of the Borrowers with respect to the Security Documents and other Loan Documents, the principal of and interest on the Bridge Loans and the payment or performance of all other obligations, liabilities, and Indebtedness of the Borrowers to the Lender hereunder or under any one or more of the other Loan Documents (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, and interest that, but for the filing of a petition in bankruptcy with respect to a Borrower, would accrue on such obligations, whether or not a claim is allowed against such Borrower for such interest in the related bankruptcy proceeding), including without limitation all fees, costs, expenses and indemnity obligations hereunder and thereunder.

                  "PERMITS" shall have the meaning assigned to such term in
Section 4.15 hereof.

                  "PERSON" or "PERSON" shall mean any natural person, corporation, business trust, limited liability company, association, company, joint venture, limited liability partnership, partnership or Governmental Authority.

                  "PLEDGED STOCK" shall have the meaning assigned to such term in the Collateral Agreement.

                  "RC ALAMEDA" shall have the meaning assigned to such term in the preamble to this Agreement.

                  "RCI" shall have the meaning assigned to such term in the preamble to this Agreement.


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                  "RCI STOCK PURCHASE AGREEMENT" shall mean the Stock Purchase
Agreement referred to in clause (a) of the definition of "SBS Acquisition Agreements."

                  "REGULATION T" shall mean Regulation T of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

                  "REGULATION U" shall mean Regulation U of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

                  "REGULATION X" shall mean Regulation X of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

                  "RELEASE" shall mean any releasing, spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping, in each case as defined in Environmental Law, and shall include any "Threatened Release," as defined in Environmental Law; provided, in the event that any Environmental Law is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment.

                  "REMEDIAL WORK" shall mean any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature with respect to any property of any Loan Party (whether such property is owned, leased, subleased or used), including, without limitation, with respect to Contaminants and the Release thereof.

                  "RESPONSIBLE OFFICER" shall mean, with respect to any Person, any vice president or president, chief financial officer, secretary, treasurer or controller, of such Person.

                  "S.A. BRIDGE LOAN" shall have the meaning assigned to such term in Section 2.01(a)(iii) hereof.

                  "S.A. PURCHASE AGREEMENT" shall mean that certain Asset Purchase Agreement dated as of December 14, 1999 entered into by and between RCI and Ganadores Corporation, as in effect on the Closing Date and as thereafter amended, supplemented or otherwise modified with the prior written consent of the Lender, in connection with RCI's acquisition of the S.A. Station.

                  "S.A. STATION" shall mean the radio station KSAH-AM (Universal City, Texas).

                  "SBS ACQUISITION AGREEMENTS" means the following agreements (in each case as amended, supplemented or otherwise modified from time to time):

                  (a) Stock Purchase Agreement dated as of May 8, 2000 by and among RCI, each of the stockholders of RCI and the Lender;

                  (b) Stock Purchase Agreement dated as of May 8, 2000 by and between New World and the Lender;

                  (c) Asset Purchase Agreement dated as of May 8, 2000 by and between New World and the Lender; and

                  (d) any stock purchase agreement entered into by and among RC Alameda and/or its stockholders (after giving effect to the distribution of the Capital Stock of RC Alameda permitted under Section 7.04(b) hereof), on the one hand, and the Lender, on the other hand, after the Closing Date in connection with the Lender's acquisition of the S.F. Station, as contemplated in the Stock Purchase Agreement referred to in clause (a) above.

                  "SECURITY DOCUMENTS" shall mean the Collateral Agreement, the Individual Guarantors's Pledge Agreement and each other agreement now existing or hereafter created providing collateral security for the payment or performance of any Obligations.

                  "S.F. BRIDGE LOAN" shall have the meaning assigned to such term in Section 2.01(a)(iv) hereof.

                  "S.F. PURCHASE AGREEMENT" shall mean that certain Asset Purchase Agreement dated as of March 7, 2000 entered into by and between RCI and Citicasters Co., as in effect on the Closing Date and as thereafter amended, supplemented or otherwise modified with the prior written consent of the Lender, in connection with RCI's acquisition of the S.F. Station.

                  "S.F. STATION" shall mean the radio station KXJO-FM (Alameda, California).

                  "SPECIFIED SUBSIDIARY" shall mean a wholly owned subsidiary of RCI that is a Guarantor and Grantor, and that does not hold any Kept Assets, Stations or any assets or properties related to any of the foregoing.

                  "STATIONS" shall mean, collectively, the L.A. Stations, the S.A. Station, the S.F. Station and the Dallas Stations.

                  "SUBORDINATION AGREEMENT" shall have the meaning set forth in
Section 5.02(f) hereof.

                  "SUBSIDIARY" or "SUBSIDIARY" shall mean, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests, are, at the time as of which any determination is being made, owned or controlled, directly or indirectly, by the parent of such Person or one or more subsidiaries of the parent of such Person.

                  "TERMINATION DATE" shall mean the earliest to occur of (i) the date any Underlying Purchase Agreement, SBS Acquisition Agreement or Ancillary Document is for any reason terminated or otherwise no longer in full force and effect in accordance with its terms, (ii) the date the maturity of any Obligations are accelerated pursuant to Article VIII hereof and (iii) the Final SBS Acquisition Date.

                  "TIME BROKERAGE AGREEMENTS" shall have the meaning set forth in Section 5.02(r) hereof.

                  "TRANSACTIONS" shall have the meaning assigned to such term in
Section 4.02 hereof.

                  "UNDERLYING ACQUISITION AGREEMENTS" shall mean, collectively, the L.A. Purchase Agreement, the S.A. Purchase Agreement and the S.F. Purchase Agreement.

                  "WORKING CAPITAL NEEDS" shall mean working capital needs of the Borrowers in connection with the operation of the Kept Assets and the Stations

                  SECTION 1.02 ACCOUNTING TERMS; CALCULATIONS. Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under generally accepted accounting principles in effect from time to time in the United States applied on a basis consistent with those used in preparing the financial statements referred to in Section 6.05 hereof ("GAAP"). All calculations under the Loan Documents of interest chargeable and of fees shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 365 days.

II.      THE LOANS

                  SECTION 2.01 COMMITMENTS; NOTICE OF BRIDGE LOANS. (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth including, without limitation, the conditions precedent set forth in Article V hereof, the Lender agrees to make loans to the Borrowers from time to time prior to the Termination Date (each a "BRIDGE LOAN" and collectively, the "BRIDGE LOANS") in an aggregate principal amount at any time outstanding not to exceed the amount of $121,700,000, as follows:

                             (i) on the date that the SBS Acquisition Agreements
                  are executed and delivered by each of the parties thereto, the Borrowers may borrow up to $14,000,000 (the "CLOSING DATE BRIDGE LOAN") hereunder;

                             (ii) on the date that the transactions contemplated
                  by the L.A. Purchase Agreement are consummated, the Borrowers may borrow up to $65,000,000 (the "L.A. BRIDGE LOAN") hereunder;

                             (iii) on the date the transactions contemplated by
                  the S.A. Purchase Agreement are consummated, the Borrowers may borrow up to $4,500,000 (the "S.A. BRIDGE LOAN") hereunder;

                             (iv) on the date that the transactions contemplated
                  by the S.F. Purchase Agreement are consummated, the Borrowers may borrow up to $13,500,000 (the "S.F. BRIDGE LOAN") hereunder; and

                             (v) from time to time after the Closing Date but
                  prior to the Initial SBS Acquisition Date, the Borrowers may borrow up to $24,700,000 (each a "KEPT ASSETS BRIDGE LOAN" and collectively the "KEPT ASSET BRIDGE LOANS") hereunder.

                  (b) The Borrowers shall provide the Lender with not less than five (5) Business Days written notice in the form of EXHIBIT C annexed hereto, prior to the funding of any Bridge Loan. Such written notice shall be irrevocable and shall specify the requested amount of such Bridge Loan, and shall certify that each of the applicable conditions set forth in Article V with respect to such Bridge Loan are true and correct as of the date of such notice and will be true and correct on the date of the proposed borrowing.

                  SECTION 2.02 BRIDGE NOTE. All Bridge Loans shall be evidenced by a single promissory note, duly executed on behalf of each Borrower, dated the Closing Date, in substantially the form of EXHIBIT A annexed hereto, delivered and payable to the Lender in a maximum principal amount equal to $121,700,000.

                  SECTION 2.03 REPAYMENT OF BRIDGE LOANS. Subject to earlier acceleration pursuant to Article VIII hereof:

                  (a) The L.A. Bridge Loan shall mature and be due and payable in full on the Business Day following the Initial SBS Acquisition Date.

                  (b) The S.A. Bridge Loan shall mature and be due and payable in full on the Business Day following the Initial SBS Acquisition Date.

                  (c) All Kept Asset Bridge Loans shall mature and be due and payable in full on the Initial SBS Acquisition Date.

                  (d) The Closing Date Bridge Loan shall mature and be due and payable on the Business Day following the Initial SBS Acquisition Date.

                  (e) The S.F. Bridge Loan and all other Obligations shall mature and be due and payable in full on the Final SBS Acquisition Date.

                  SECTION 2.04 INTEREST. Subject to the last sentence of this
Section 2.04, all Bridge Loans shall bear interest at a rate per annum equal to

9%. Interest on each Bridge Loan (or portion thereof) shall accrue and be payable on the earlier of (i) the date on which such Bridge Loan (or portion thereof) is due and payable under Section 2.03 hereof and (ii) the Termination Date. During the continuance of an Event of Default, interest on all Bridge Loans shall accrue at a per annum equal to 11% and shall be payable on demand. Notwithstanding the foregoing, in no event shall the interest payable on the Bridge Loans, whether before or after maturity, exceed the maximum interest which, under applicable law, may be charged thereon.

                  SECTION 2.05 PAYMENTS AND COMPUTATIONS. (a) The Borrowers shall make each payment to the Lender hereunder and under any instrument delivered pursuant hereto or pursuant to any other Loan Document not later than 2:00 p.m.(New York City time) on the day when due in lawful money of the United States (in freely transferable dollars), in immedi ately available funds, to such account as the Lender shall direct to Borrower in writing from time to time, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Lender, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon.

                  SECTION 2.06 JOINT AND SEVERAL OBLIGATIONS. Subject to the provisions of Section 2.07 hereof:

                  (a) Each of the Borrowers shall be jointly and severally liable with the other Borrowers for the Obligations, and each of the Obligations shall be secured by all of the Collateral. Each of the Borrowers acknowledges that it is a co-borrower hereunder and is jointly and severally liable under this Agreement and the other Loan Documents. All Bridge Loans extended to any of the Borrowers or requested by any of the Borrowers shall be deemed to be Bridge Loans extended for each of the Borrowers, and each of the Borrowers hereby authorizes each other of the Borrowers to effectuate Bridge Loans on its behalf. Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, the Lender shall be entitled to rely upon any request, notice or other communication received by them from any of the Borrowers on behalf of all Borrowers, and shall be entitled to treat their giving of any notice hereunder to any of the Borrowers as notice to each and all Borrowers.

                  (b) Each of the Borrowers agrees that the joint and several liability of the Borrowers provided for in this Section 2.06 shall not be impaired or affected by any modification, supplement, extension or amendment or any contract or agreement to which the other Borrower may hereafter agree (other than an agreement signed by the Lender specifically releasing such liability), nor by any delay, extension of time, renewal, compromise or other indulgence granted by the Lender with respect to any of the Obligations, nor by any other agreements or arrangements whatsoever with the other Borrower or with any other Person, each of the Borrowers hereby waiving all notice of such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance. The liability of each of the Borrowers is direct and unconditional as to all of the Obligations, and may be enforced without requiring the Lender first to resort to any other right, remedy or security. Each of the Borrowers hereby expressly waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations, the Bridge Note, this Agreement or any other Loan Document and any requirement that the Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any of the Borrowers or any other Person or any collateral.

                  (c) Each of the Borrowers hereby irrevocably subordinates and makes junior to the Obligations each of the other Borrower's "claims" (as defined in Section 101(5) of the Bankruptcy Code) to which such Borrowers are or would be entitled by virtue of the provisions of the first paragraph of this
Section 2.06 or the performance of such Borrower's obligations thereunder including, without limitation, any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration or similar right, or indemnity, or any right of recourse to security for any of the Obligations unless and until all of the Obligations to the Lender have been indefeasibly paid in full in immediately available funds and this Agreement shall have been terminated in accordance with its terms.

                  SECTION 2.07 RELEASE UNDER CERTAIN CIRCUMSTANCES.

                  (a) Upon consummation of the Lender's acquisition of all of the Stations other than the S.F. Station and the Dallas AM Station pursuant to the SBS Acquisition Agreements (including for purposes hereof Stations that are acquired directly or through the acquisition of Capital Stock) AND repayment in full of the Obligations that mature and are due and payable on the Initial SBS Acquisition Date, each of New World, RC (Alameda) and each Guarantor (i) shall automatically and without further action be released from all of its Obligations as a Borrower or Guarantor, as the case may be, under this Agreement and the other Loan Documents with respect to Obligations that mature and are due and payable on the Business Day following the Initial SBS Acquisition Date (whether or not they are then paid), but (ii) shall remain as a Grantor and as a Borrower (in the case of RC Alameda) or Guarantor (in the case of New World and the other Guarantors) hereunder and thereunder with respect to all other Obligations.

                  (b) Upon repayment in full of the Obligations that mature and are due and payable on the Business Day following the Initial SBS Acquisition Date RCI shall automatically and without further action be released from all of its Obligations under this Agreement and the other Loan Documents and shall thereafter no longer be a Borrower, Guarantor or Grantor hereunder or thereunder.

                  SECTION 2.08 PREPAYMENT UNDER CERTAIN CIRCUMSTANCES.

                  In the event that the Lender acquires the Dallas FM Station prior to the Initial SBS Acquisition Date, the Borrowers shall upon such acquisition make a prepayment of $7,000,000 in respect of the Closing Date Bridge Loans. As and to the extent provided in the SBS Acquisition Agreements, in lieu of making such prepayment in the manner provided in Section 2.05 hereof the Borrowers may effect such prepayment by causing New World to reduce the aggregate cash purchase price payable by the Lender under the Dallas FM Purchase Agreement by $7,000,000.

III.     COLLATERAL SECURITY

                  SECTION 3.01 SECURITY DOCUMENTS. The Obligations shall be secured by the Collateral described in the Security Documents and are entitled to the benefits thereof. Each Borrower shall duly execute and deliver, and shall cause each other Grantor to duly execute and deliver, the Security Documents, all consents of third parties necessary to permit the effective granting of the Liens created in such agreements, financing statements pursuant to the Uniform Commercial Code and other documents, all in form and substance satisfactory to the Lender, as may be reasonably required by the Lender to grant to the Lender a valid, perfected and enforceable first priority Lien on and security interest in (subject only to the Liens permitted under Section 7.01 hereof) the Collateral.

                  SECTION 3.02 FILING AND RECORDING. The Borrowers shall, at their sole cost and expense, cause all instruments and documents given as evidence of security pursuant to this Agreement to be duly recorded and/or filed or otherwise perfected in all places necessary, in the reasonable opinion of the Lender, and take such other actions as the Lender may reasonably request, in order to perfect and protect the Liens of the Lender in the Collateral. Each Borrower, to the extent permitted by law, hereby authorizes the Lender to file any financing statement in respect of any Lien created pursuant to the Security Documents which may at any time be required or which, in the reasonable opinion of the Lender, may at any time be desirable although the same may have been executed only by the Lender or, at the option of the Lender, to sign such financing statement on behalf of the Borrower and file the same, and each Borrower hereby irrevocably designates the Lender, its agents, representatives and designees as its agent and attorney-in-fact for this purpose. In the event that any re-recording or refiling thereof (or the filing of any statements of continuation or assignment of any financing statement) is required to protect and preserve such Lien, each Borrower shall, at such Borrower's cost and expense, cause the same to be recorded and/or refiled at the time and in the manner requested by the Lender.

IV.      REPRESENTATIONS AND WARRANTIES

                  Each Borrower and each of the Guarantors jointly and severally represents and warrants to the Lender as follows:

                  SECTION 4.01 ORGANIZATION, LEGAL EXISTENCE. Each of the Loan Parties and each of its subsidiaries are legal entities duly organized, validly existing and in good standing under the laws of the jurisdiction of their respective organization, have the requisite power and authority to own their property and assets and to carry on their business as now conducted and as currently proposed to be conducted and are qualified to do business in every jurisdiction where the nature of its business so requires (all such jurisdictions being listed in SCHEDULE 4.01 annexed hereto) except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect. Each of the Loan Parties has the power to execute, deliver and perform its obligations under this Agreement and the other Loan Documents to which it is a party, and with respect to the Borrowers, to borrow hereunder and to execute and deliver the Bridge Note.

                  SECTION 4.02 AUTHORIZATION. The execution, delivery and performance by the Loan Parties of this Agreement and each of the other Loan Documents to which it is a party, the borrowings hereunder by the Borrowers, the execution and delivery by the Borrowers of the Bridge Note, the grant of security interests in the Collateral created by the Security Documents and the transactions contemplated to occur under or in connection with the SBS Acquisition Agreements, the Underlying Acquisition Agreements and the Ancillary Agreements (collectively, the "TRANSACTIONS") (a) have been duly authorized by all requisite action on the part of the Loan Parties and (b) will not (i) violate (A) provision of law, statute, rule or regulation or the certificate or articles of incorporation or other applicable constitutive documents or the by-laws of the Loan Parties, or their subsidiaries, as the case may be, (B) except as expressly contemplated in the SBS Acquisition Agreements, any order of any Governmental Authority binding upon any of the Loan Parties or their subsidiaries, or (C) any provision of any indenture, agreement or other instrument to which the Loan Parties, or their subsidiaries, or any of their respective properties or assets are or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in (b)(i)(C) above or (iii) result in the creation or imposition of any Lien of any nature whatsoever (other than in favor of the Lender, as contemplated by this Agreement and the Security Documents) upon any property or assets of the Loan Parties or their subsidiaries.

                  SECTION 4.03 GOVERNMENTAL APPROVALS. No registration or filing with consent or approval of, or other action by, any Governmental Authority is or will be required in connection with the Transactions, except (a) the filings necessary to perfect the Liens created by the Security Documents and (b) such as are expressly contemplated in the SBS Acquisition Agreements, the Underlying Purchase Agreements or otherwise described in SCHEDULE 4.03 annexed hereto.

                  SECTION 4.04 BINDING EFFECT. This Agreement and each of the other Loan Documents to which it is a party constitutes, and the Bridge Note when duly executed and delivered by each Borrower will constitute, a legal, valid and binding obligation of the applicable Loan Party enforceable against such Loan Party in accordance with its terms subject (a) as to the enforcement of remedies, to applicable bankruptcy, insolvency reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect and (b) to general principles of equity.

                  SECTION 4.05 LITIGATION; COMPLIANCE WITH LAWS; ETC. (a) As of the Closing Date there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority pending or, to the knowledge of any Responsible Officer of such Loan Party, threatened against or affecting the Loan Parties or any of their subsidiaries or the businesses, assets or rights of the Loan Parties or any of their subsidiaries. There are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of any Responsible Officer of such Loan Party, threatened against or affecting the Loan Parties or any of their subsidiaries or the businesses, assets or rights of the Loan Parties or any of their subsidiaries, that considered individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect.

                  (b) None of the Loan Parties or any of their subsidiaries is in violation of any law, or in default with respect to any judgment, writ, injunction, decree, rule or regulation of any Governmental Authority, where such violations and/or defaults considered individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect.

                  SECTION 4.06 FEDERAL RESERVE REGULATIONS. (a) None of the Loan Parties and none of their respective subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

                  (b) No part of the proceeds of the Bridge Loans will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including, without limitation, Regulation T, U or X thereof.

                  SECTION 4.07 TAXES. The Loan Parties and each of their subsidiaries have filed or caused to be filed all Federal, state, local and foreign tax returns which are required to be filed by them, on or prior to the date hereof, other than tax returns in respect of taxes that (x) are not franchise, capital or income taxes, (y) in the aggregate are not material and
(z) would not, if unpaid, result in the imposition of any material Lien on any Collateral. The Loan Parties have paid or caused to be paid all taxes shown to be due and payable on such filed returns or on any assessments received by them, other than (i) any taxes or assessments the validity of which such Loan Party or such subsidiary is contesting in good faith by appropriate proceedings, and with respect to which such Loan Party or subsidiary shall, to the extent required by GAAP have set aside on its books adequate reserves and (ii) taxes other than income, capital or franchise taxes that in the aggregate are not material and which would not, if unpaid, result in the imposition of any material Lien on any Collateral. No Federal income tax returns of any of the Loan Parties or any of their subsidiaries have been audited by the United States Internal Revenue

Service and no Loan Party nor any of its subsidiaries has as of the date hereof requested or been granted any extension of time to file any Federal, state, local or foreign tax return. None of the Loan Parties nor any of their subsidiaries is party to or has any obligation under any tax sharing agreement.

                  SECTION 4.08 EMPLOYEE BENEFIT PLANS. Neither any Loan Party nor any ERISA Affiliate sponsors, maintains, contributes to (other than indirectly through the existing client service agreements with Adminstaff Companies, Inc. referred to below) or administers any employee benefit plan within the meaning of Section 3(3) of ERISA (including, without limitation, any Multiemployer Plan). All fees required to be paid by any Loan Party to Administaff Companies, Inc. under existing client services agreements have been paid.

                  SECTION 4.09 INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT. None of the Loan Parties and none of their respective subsidiaries is an "investment company" as defined in, or is otherwise subject to regulation under, the Investment Company Act of 1940. None of the Loan Parties and none of their respective subsidiaries is a "holding company" as that term is defined in or is otherwise subject to regulation under, the Public Utility Holding Company Act of 1935.

                  SECTION 4.10 SECURITY INTEREST. Each of the Security Documents creates and grants to the Lender, a legal, valid and perfected first priority (except as permitted pursuant to Section 7.01 hereof) Lien in the Collateral identified therein. Such Collateral is not subject to any other Liens whatsoever, except Liens permitted by Section 7.01 hereof.

                  SECTION 4.11 USE OF PROCEEDS. The proceeds of each Bridge Loan shall be used as follows:

                  (a) The proceeds of the Closing Date Bridge Loan shall be used exclusively to refinance Indebtedness of the Borrowers existing on the Closing Date;

                  (b) the proceeds of the L.A. Bridge Loan shall be used exclusively to fund the purchase price payable by RCI pursuant to the L.A. Purchase Agreement in connection with its acquisition of the L.A. Stations;

                  (c) the proceeds of the S.A. Bridge Loan shall be used exclusively to fund the purchase price payable by RCI pursuant to the S.A. Purchase Agreement in connection with its acquisition of the S.A. Station;

                  (d) the proceeds of the S.F. Bridge Loan shall be used exclusively to fund the purchase price payable by RCI (or RCI Alameda, as the case may be) pursuant to the S.F. Purchase Agreement in connection with its acquisition of the S.F. Station;

                  (e) the proceeds of each Kept Asset Bridge Loan shall be used to fund the purchase of Kept Assets and/or fund Working Capital Needs;

in each case subject to the provisions of this Agreement (including, without limitation, Article V hereof).

                  SECTION 4.12 SUBSIDIARIES. As of the Closing Date, SCHEDULE
4.12 annexed hereto sets forth each subsidiary of each Borrower, its jurisdiction of incorporation, its capitalization and ownership of capital stock of each such subsidiary.

                  SECTION 4.13 TITLE TO PROPERTIES; POSSESSION UNDER LEASES; TRADEMARKS. (a) Each of the Loan Parties and each of its subsidiaries has good and defensible title to, or valid leasehold interest in, all of the Collateral pledged by it pursuant to the Security Documents, in each case, free and clear of all Liens other than those permitted by Section 7.01 hereof.

                  (b) Each of the Loan Parties and each of its subsidiaries have complied with all obligations under all material leases to which they are a party and under which it is in occupancy, and all such leases are in full force and effect and each of the Loan Parties and each of their subsidiaries enjoy peaceful and undisturbed possession under all such leases.

                  (c) Each of the Loan Parties and each of its subsidiaries own or control all material trademarks, trademark rights, trade names, trade name rights, copyrights, patents, patent rights and licenses which are necessary for the conduct of the business of such Loan Parties and each of its subsidiaries. No Loan Party or any of its subsidiaries is infringing upon or otherwise acting adversely to any of such trademarks, trademark rights, trade names, trade name rights, copyrights, patent rights or licenses owned by any other Person or Persons. There is no claim or action by any such other Person pending, or to the knowledge of any Responsible Officer of any Borrower or any subsidiary thereof, threatened, against any of the Loan Parties or any of its subsidiaries with respect to any of the rights or property referred to in this Section 4.13(c).

                  SECTION 4.14 SOLVENCY. (a) The fair salable value of the assets of each Borrower and each Borrower and its Consolidated subsidiaries taken as whole, is not less than the amount that will be required to be paid on or in respect of the probable liability on the existing debts and other liabilities (including contingent liabilities) of such persons as they become absolute and mature.

                  (b) The assets of each Borrower and each Borrower and its Consolidated subsidiaries taken as whole do not constitute unreasonably small capital for such persons to carry out their business as now conducted and as proposed to be conducted including the capital needs of such persons, taking into account the particular capital requirements of the business conducted by such persons and projected capital requirements and capital availability thereof.

                  (c) No Borrower nor any of its subsidiaries intends to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by such Borrower and any of its subsidiaries, and of amounts to be payable on or in respect of debt of the Borrower and any of its subsidiaries). The cash flow of each Borrower and its Consolidated subsidiaries, after taking into account all anticipated uses of the cash of the Borrower and its Consolidated subsidiaries, will at all times be sufficient to pay all such amounts on or in respect of debt of such Borrower and its Consolidated subsidiaries when such amounts are required to be paid.

                  (d) No Borrower nor any subsidiary thereof believes that final judgments against it in actions for money damages presently pending will be rendered at a time when, or in an amount such that, it will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered). The cash flow of such Borrower and its Consolidated subsidiaries, after taking into account all other anticipated uses of the cash of such Borrower and its Consolidated subsidiaries (including the payments on or in respect of debt referred to in paragraph (c) of this Section), will at all times be sufficient to pay all such judgments promptly in accordance with their terms.

                  SECTION 4.15 PERMITS, ETC. Each Borrower and each of its subsidiaries possesses all licenses, permits, approvals and consents, including, without limitation, all environmental, health and safety licenses, permits, approvals and consents of all Federal, state and local Governmental Authorities as required to conduct properly its business, except where the failure to possess same does not materially interfere with the ability of such Borrower or subsidiary to conduct its business as concurrently conducted and could not reasonably be expected to have a Material Adverse Effect (collectively, "PERMITS"). Each Permit is in full force and effect, each Borrower and each of its subsidiaries is in compliance in all material respects with all such Permits, and no event (including, without limitation, any violation of any law, rule or regulation) has occurred which allows the revocation or termination of any such Permit or any restriction thereon.

                  SECTION 4.16 COMPLIANCE WITH ENVIRONMENTAL LAWS. Except as disclosed in SCHEDULE 4.16 annexed hereto: (i) the operations of each Borrower and its subsidi aries comply in all material respects with all applicable Environmental Laws; (ii) each Borrower and its subsidiaries and all of their present facilities or operations, as well as to the knowledge of each Borrower and its subsidiaries, their past facilities or operations, are not subject to any judicial proceeding or administrative proceeding or any outstanding written order or agreement with any Governmental Authority or private party respecting
(a) any Environmental Law, (b) any Remedial Work, or (c) any Environmental Claims arising from the Release of a Contaminant into the environment, in each case to the extent same could reasonably be expected to have a Material Adverse Effect; (iii) to the best of the knowledge of the Borrowers and their subsidiaries, none of their operations is the subject of any Federal or state investigation evaluating whether any Remedial Work is needed to respond to a Release of any Contaminant into the environment in violation of any Environmental Law; (iv) none of the Borrowers nor any of their subsidiaries and, to the best of the knowledge of the Borrowers and their subsidiaries, no predecessor of any Borrower or any subsidiary thereof has filed any notice under any Environmental Law indicating past or present treatment, storage, or disposal of a Hazardous Material or reporting a spill or Release of a Contaminant into the environment; (v) to the best of the knowledge of the Borrowers and their subsidiaries, none of the Borrowers or any of their subsidiaries has any contingent liability in connection with any Release of any Contaminant into the environment, in each case to the extent same could reasonably be expected to have a Material Adverse Effect; (vi) none of the operations of any Borrower or any of its subsidiaries involves the generation, transportation, treatment or disposal of Hazardous Materials; (vii) neither the Borrowers nor any of their respective subsidiaries has disposed of any Contaminant by placing it in or on the ground or waters of any premises owned, leased or used by any of them and to the knowledge of the Borrowers and their subsidiaries neither has any lessee, prior owner, or other Person; (viii) to the knowledge of the Borrowers no underground storage tanks or surface impoundments are on any property of any Borrowers or any of its subsidiaries; and (ix) no Lien in favor of any Governmental Authority for (A) any liability under any Environmental Law, or (B) damages arising from or costs incurred by such Governmental Authority in response to a Release of a Contaminant into the environment, has been filed or attached to the property of any Borrower or any of its subsidiaries.

                  SECTION 4.17 EMPLOYEE MATTERS. Except as disclosed in SCHEDULE
4.17 annexed hereto, (a) neither the Loan Parties nor any of their subsidiaries nor any of such Person's employees is subject to any collective bargaining agreement, (b) to the knowledge of the Loan Parties, no petition for certification or union election is pending with respect to the employees of the Loan Parties or any of their subsidiaries and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of the Loan Parties or any of their subsidiaries and (c) there are no strikes, slowdowns, work stoppages or controversies pending or, to the knowledge of the Loan Parties threatened between the Loan Parties or any of their subsidiaries and their respective employees, other than employee grievances arising in the ordinary course of business none of which could have, either individually or in the aggregate, a Material Adverse Effect.

V.       CONDITIONS OF CREDIT EVENTS

                  The obligation of the Lender to make Bridge Loans hereunder shall be subject to the following conditions precedent:

                  SECTION 5.01 ALL BRIDGE LOANS. On each date on which a Bridge Loan is to be made, immediately before and after giving effect thereto:

                  (a) The representations and warranties set forth in Article IV hereof and in any documents delivered herewith, including, without limitation, the Loan Documents, shall be true and correct in all material respects with the same effect as though made on and as of such date (except insofar as such representations and warranties relate expressly to an earlier date in which case they were true and correct as of such date).

                  (b) The Borrowers shall be in compliance with all the terms and provisions contained herein on its part to be observed or performed, and at the time of and immediately after such Bridge Loan no Default or Event of Default shall have occurred and be continuing.

                  (c) The Lender shall have received a notice of borrowing, in the form of EXHIBIT C annexed hereto, no less than five (5) Business Days prior to the proposed borrowing date of such Bridge Loan (or on the Closing Date in the case of the Closing Date Bridge Loan).

                  SECTION 5.02 CLOSING DATE BRIDGE LOAN. The obligations of the Lender in respect of the Closing Date Bridge Loan hereunder are subject to the following additional conditions precedent:

                  (a) The Lender shall have received a favorable written opinion of counsel for the Borrowers and each of the Guarantors and Grantors, dated the Closing Date, addressed and satisfactory in form and substance to the Lender. The Borrowers hereby request such counsel to deliver such opinion.

                  (b) The Lender shall have received (i) a copy of the certificate or articles of incorporation or constitutive documents, in each case as amended to date, of each of the Borrowers, and each of the Grantors and the Guarantors that are not natural persons, certified as of a recent date by the Secretary of State or other appropriate official of the state of its organization, and a certificate as to the good standing of each from such Secretary of State or other official, and a certificate of good standing from the appropriate official of each state in which it is qualified to do business, in each case dated as of a recent date; (ii) a certificate of the Secretary of each of the Borrowers, and each Grantor and Guarantor that is not a natural person, dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of such Person's By-laws as in effect on the date of such certificate and at all times since a date prior to the date of the resolution described in item (B) below, (B) that attached thereto is a true and complete copy of a resolution adopted by such Person's Board of Directors authorizing the execution, delivery and performance of this Agreement, the Security Documents, the Bridge Note, the other Loan Documents and the Bridge Loans hereunder, as applicable, and that such resolution has not been modified, rescinded or amended and is in full force and effect, (C) that such Person's certificate or articles of incorporation or constitutive documents has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to (i) above, and (D) as to the incumbency and specimen signature of each of such Person's officers executing this Agreement, the Bridge Note, each Security Document or any other Loan Document delivered in connection herewith or therewith, as applicable; (iii) a certificate of another of such Person's officers as to incumbency and signature of its Secretary; and (iv) such other documents as the Lender may reasonably request.

                  (c) The Lender shall have received a certificate, dated the Closing Date and duly executed by the Financial Officer of each Borrower, confirming compliance with the conditions precedent set forth in paragraphs (a) and (b) of Section 5.01 hereof and the conditions set forth in this Section 5.02.

                  (d) The Lender shall have received the Bridge Note duly executed by each Borrower, payable to its order and otherwise complying with the provisions of Section 2.02 hereof.

                  (e) The Lender shall have received the Security Documents and certificates evidencing the Pledged Stock, together with undated stock powers executed in blank, each duly executed by the applicable Grantors.

                  (f) The Lender shall have received a subordination agreement in the form of EXHIBIT D annexed hereto, dated as of the Closing Date and duly executed by LegacyMaker, L.P. (the "SUBORDINATION AGREEMENT").

                  (g) The Lender shall have received certified copies of requests for copies or information on Form UCC-11 or certificates satisfactory to the Lender of a UCC Reporter Service, listing all effective financing statements which name as debtor any Borrower, any Guarantor or any Grantor and which are filed in the appropriate offices in the States in which are located the chief executive office and other operating offices of such Person, together with copies of such financing statements.

                  (h) The Lender shall have received the results of a search of tax and other Liens, and judgments and of the Uniform Commercial Code filings made with respect to each of the Borrowers and each Grantor in the jurisdictions in which any Borrower or Grantor is doing business and/or is located and/or in which any Collateral is located, and in which Uniform Commercial Code filings have been made against any Borrower or Grantor pursuant to paragraph (g) above.

                  (i) Each document (including, without limitation, each Uniform Commercial Code financing statement) required by law or reasonably requested by the Lender to be filed, registered or recorded in order to create in favor of the Lender a first (subject only to Liens permitted by Section 7.01 hereof that have priority in accordance with applicable law) priority perfected Lien in the Collateral shall have been duly executed and delivered to the Lender.

                  (j) The Lender shall have received and determined to be in form and substance satisfactory to them:

                           (i) customary evidence of compliance by the Borrowers
                  with Section 6.03 hereof; and

                           (ii) evidence of (A) the repayment in full of all
                  existing Indebtedness of the Borrowers and their subsidiaries, other than Indebtedness subordinated to the Obligations pursuant to the Subordination Agreement and (B) the termination of all Liens on the Collateral.

                  (k) The Lender shall be satisfied that:

                           (i) there are no actions, suits or proceedings at law
                  or in equity or by or before any Governmental Authority pending or threatened against or affecting any

                  Loan Party or any of its subsidiaries or any of their respective businesses, assets or rights which involve any of the Transactions.

                           (ii) the Transactions to occur on such date are in
                  compliance with all applicable laws and regulations; and

                           (iii) all requisite third party consents (including,
                  without limitation, consents with respect to each of the Borrowers and each of the Grantors and Guarantors) to the Transactions to occur on such date have been received.

                  (l) The Lender shall have received and had the opportunity to review and determine to be in form and substance satisfactory to it:

                           (i) a schedule of contingent liabilities and an
                  analysis of the expected disposition thereof;

                           (ii) copies of all material real estate lease
                  agreements to which any Borrower or any of its subsidiaries is a party; and in connection with any material real property leases appropriate landlord and/or mortgagee waivers or rent escrow arrangements with the Lender (covering at least three months' rent); and

                           (iii) copies of all loan agreements, notes, other
                  documentation evidencing Indebtedness for borrowed money or Capital Lease Obligations of any Borrower or its subsidiaries.

                  (m) All legal matters in connection with the Transactions shall be satisfactory to the Lender and its counsel in their sole discretion.

                  (n) The Borrowers shall have executed and delivered to the Lender a disbursement authorization letter with respect to the disbursement of the proceeds of the Closing Date Bridge Loan, evidencing compliance with Sections 4.11 and 7.09 hereof and otherwise in form and substance satisfactory to the Lender.

                  (o) The Lender shall have received fully executed copies of Underlying Acquisition Agreements, each of which shall be in full force and effect, including all amendments and schedules thereto, each certified by a Responsible Officer of RCI as being true and complete, and determined that the terms and provisions of all agreements and documents in connection therewith, are in form and substance satisfactory to the Lender.

                  (p) No party to any of the Underlying Acquisition Agreements shall be in default under any provision thereof, and the Underlying Acquisition Agreements shall to the extent permitted thereunder have been duly assigned to the Lender by the Borrowers as collateral security for the Obligations.

                  (q) The Lender shall have entered into a Time Brokerage Agreement dated as of May 8, 2000 with New World and 910 Broadcasting Corp. with respect to the Dallas Stations and a Time Brokerage Agreement dated as of May 8, 2000 with RCI with respect to each of the Stations other than the Dallas Stations (collectively, the "TIME BROKERAGE AGREEMENTS").

                  (r) Each of the Lender and Chuck Brooks shall have executed and delivered an employment agreement.

                  (s) The Lender shall have received such other documents as the Lender or the Lender's counsel shall reasonably deem necessary.

                  SECTION 5.03 L.A. BRIDGE LOAN. The obligation of the Lender to make the L.A. Bridge Loan is subject to the following additional conditions precedent:

                  (a) The Lender shall:

                           (i) be satisfied that the L.A. Purchase Agreement is
                  in full force and effect and all consents, filings and approvals required by applicable law in connection therewith shall have been obtained and made;

                           (ii) have received evidence satisfactory to it that
                  simultaneously with the funding of the L.A. Bridge Loan, the transactions contemplated by the L.A. Purchase Agreement shall have been duly and validly consummated, without modification, amendment or waiver (except for such as shall have been approved in writing by the Lender), in accordance with its terms;

                           (iii) have received such legal opinions, certificates
                  and copies of necessary governmental filings and consents as the Lender shall have requested in connection with the transactions contemplated by the L.A. Purchase Agreement, and shall have determined to its satisfaction that each component of the L.A. Purchase Agreement has been consummated in compliance in all respects with the articles of incorporation and bylaws of the parties thereto and all applicable laws and regulations of the United States of America, any state thereof and any subdivision of any state securities laws and blue sky laws, and has been approved by any and all requisite shareholder votes; and

                           (iv) be satisfied that there are no actions, suits or
                  proceedings at law or in equity or by or before any Governmental Authority pending or threatened against or affecting any Loan Party or any of its subsidiaries or any of their respective businesses, assets or rights which involve the L.A. Purchase Agreement or any of the transactions contemplated thereunder.

                  (b) The Lender and RCI shall have entered into a lease agreement with respect to the L.A. Stations (the "L.A. LEASE").

                  (c) The Borrowers shall have executed and delivered to the Lender a disbursement authorization letter with respect to the disbursement of the proceeds of the L.A. Bridge Loan, evidencing compliance with Sections 4.11 and 7.09 hereof and otherwise in form and substance satisfactory to the Lender.

                  SECTION 5.04 S.A. BRIDGE LOAN. The obligation of the Lender to make the S.A. Bridge Loan is subject to the following additional conditions precedent:

                  (a)  The Lender shall:

                           (i) be satisfied that the S.A. Purchase Agreement is
                  in full force and effect and all consents, filings and approvals required by applicable law in connection therewith shall have been obtained and made;

                           (ii) have received evidence satisfactory to it that
                  simultaneously with the funding of the S.A. Bridge Loan, the transactions contemplated by the S.A. Purchase Agreement shall have been duly and validly consummated, without modification, amendment or waiver (except for such as shall have been approved in writing by the Lender), in accordance with its terms;

                           (iii) have received such legal opinions, certificates
                  and copies of necessary governmental filings and consents as the Lender shall have requested in connection with the transactions contemplated by the S.A. Purchase Agreement, and shall have determined to its satisfaction that each component of the S.A. Purchase Agreement has been consummated in compliance in all respects with the articles of incorporation and bylaws of the parties thereto and all applicable laws and regulations of the United States of America, any state thereof and any subdivision of any state securities laws and blue sky laws, and has been approved by any and all requisite shareholder votes; and

                           (iv) be satisfied that there are no actions, suits or
                  proceedings at law or in equity or by or before any Governmental Authority pending or threatened against or affecting any Loan Party or any of its subsidiaries or any of their respective businesses, assets or rights which involve the L.A. Purchase Agreement or any of the transactions contemplated thereunder.

                  (b) The Borrowers shall have executed and delivered to the Lender a disbursement authorization letter with respect to the disbursement of the proceeds of the S.A. Bridge Loan, evidencing compliance with Sections 4.11 and 7.09 hereof and otherwise in form and substance satisfactory to the Lender.

                  SECTION 5.05 S.F. BRIDGE LOAN. The obligation of the Lender to make the S.F. Bridge Loan is subject to the following additional conditions precedent:

                  (a)  The Lender shall:

                           (i) be satisfied that the S.F. Purchase Agreement is
                  in full force and effect and all consents, filings and approvals required by applicable law in connection therewith shall have been obtained and made;

                           (ii) have received evidence satisfactory to it that
                  simultaneously with the funding of the S.F. Bridge Loan, the transactions contemplated by the S.F. Purchase Agreement shall have been duly and validly consummated, without modification, amendment or waiver (except for such as shall have been approved in writing by the Lender), in accordance with its terms;

                           (iii) have received such legal opinions, certificates
                  and copies of necessary governmental filings and consents as the Lender shall have requested in connection with the transactions contemplated by the S.F. Purchase Agreement, and shall have determined to its satisfaction that each component of the S.F. Purchase Agreement has been consummated in compliance in all respects with the articles of incorporation and bylaws of the parties thereto and all applicable laws and regulations of the United States of America, any state thereof and any subdivision of any state securities laws and blue sky laws, and has been approved by any and all requisite shareholder votes; and

                           (iv) be satisfied that there are no actions, suits or
                  proceedings at law or in equity or by or before any Governmental Authority pending or threatened against or affecting any Loan Party or any of its subsidiaries or any of their respective businesses, assets or rights which involve the S.F. Purchase Agreement or any of the transactions contemplated thereunder.

                  (b) The Borrowers shall have executed and delivered to the Lender a disbursement authorization letter with respect to the disbursement of the proceeds of the S.F. Bridge Loan, evidencing compliance with Sections 4.11 and 7.09 hereof and otherwise in form and substance satisfactory to the Lender.

                  SECTION 5.06 KEPT ASSETS BRIDGE LOANS. The obligation of the Lender to make any Kept Asset Bridge Loan is subject to the following additional conditions precedent:

                  (a) In the case of each Kept Asset Bridge Loan:

                           (i) the amount of such Kept Asset Bridge Loan, when
                  taken together with all then outstanding Kept Asset Bridge Loans, shall not exceed $24,700,000;

                           (ii) after giving effect to the making of such Kept
                  Asset Bridge Loan the aggregate portion of all outstanding Kept Asset Bridge Loans that have been used to fund Working Capital Needs shall not exceed $2,000,000;

                           (iii) unless such Kept Asset Bridge Loan is made
                  prior to the L.A. TBA Date exclusively to fund Working Capital Needs, the Lender shall have received evidence reasonably satisfactory to it that simultaneously with the funding of such Kept Asset Bridge Loan RCI shall duly and validly have consummated an acquisition of Kept Assets; and

                           (iv) the Borrowers shall have executed and delivered
                  to the Lender a disbursement authorization letter with respect to the disbursement of the proceeds of such Kept Asset Bridge Loan, evidencing compliance with Sections 4.11 and 7.09 hereof and otherwise in form and substance satisfactory to the Lender.

                  (b) In the case of each Kept Asset Bridge Loan made prior to the L.A. TBA Date, the obligation of the Lender to make any such Kept Asset Bridge Loan is subject to the following additional conditions precedent:

                           (i) if no portion of such Kept Asset Bridge Loan is
                  to be used to fund Working Capital Needs, the amount of such Kept Asset Bridge Loan shall not exceed the purchase price (including any portion of such price that is funded via release of escrowed funds) payable by RCI on the date the subject Kept Assets are acquired in accordance with the relevant acquisition documents; and

                           (ii) if all or any portion of such Kept Asset Bridge
                  Loan is to be used to fund Working Capital Needs,

                                    (A) on or prior to the date that such Kept
                           Asset Bridge Loan is to be made RCI shall duly and validly have consummated at least one acquisition of Kept Assets;

                                    (B) if a portion of such Kept Asset Bridge
                           Loan is to be used to fund the acquisition of Kept Assets, the amount of such Kept Asset Bridge Loan shall not exceed the sum of (1) the purchase price (including any portion of such price that is funded via release of escrowed funds) payable by RCI on the date the subject Kept Assets are acquired in accordance with the relevant acquisition documents AND (2) $500,000, and

                                    (C) the Lender shall have received
                           documentation reasonably acceptable to it in form and substance evidencing in reasonable detail the

                           Working Capital Needs to be funded with such Kept Asset Bridge Loan; and

                           (iii) after giving effect to the making of such Kept
                  Asset Bridge Loan the aggregate portion of all then outstanding Kept Asset Bridge Loans that have been used to fund Working Capital Needs shall not exceed $500,000.

                  (c) In the case of each Kept Asset Bridge Loan made on or after the L.A. TBA Date, the obligation of the Lender to make the any such Kept Asset Bridge Loan is subject to the additional condition precedent that the amount of such Kept Asset Bridge Loan shall not exceed 115% of the cash purchase price (including any portion of such price that is funded via release of escrowed funds) payable by RCI on the date the subject Kept Assets are acquired in accordance with the relevant acquisition documents.

VI.      AFFIRMATIVE COVENANTS

                  Each Loan Party covenants and agrees with the Lender that, so long as this Agreement shall remain in effect or the principal of or interest on any Note, or any fee, expense or other Obligation payable hereunder or in connection with any of the Transactions shall be unpaid, it will, and will cause each Borrower and each of its subsidiaries and, with respect to Section 6.07 hereof, each ERISA Affiliate, to:

                  SECTION 6.01 LEGAL EXISTENCE. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence.

                  SECTION 6.02 BUSINESSES AND PROPERTIES. Except as could not reasonably be expected to have a Material Adverse Effect: at all times do or cause to be done all things necessary to preserve, renew and keep in full force and effect the rights, licenses, Permits, franchises, patents, copyrights, trademarks and trade names material to the conduct of its businesses; maintain and operate such businesses in the same general manner in which they are presently conducted and operated; comply in all respects with all applicable laws, rules, regulations and governmental orders (whether Federal, state or local in all applicable jurisdictions) applicable to the operation of such businesses whether now in effect or hereafter enacted (including, without limitation, all applicable laws, rules, regulations and governmental orders relating to employment matters, public and employee health and safety and all Environmental Laws; and at all times maintain, preserve and protect all material to the conduct of such businesses and keep such property in good repair, working order and condition (reasonable wear and tear excepted) and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

                  SECTION 6.03 INSURANCE. (a) Maintain the insurance described in SCHEDULE 6.03 annexed hereto and all such other insurance as may be required by law. All insurance covering tangible personal property subject to a Lien in favor of the Lender granted pursuant to the Security Documents shall provide that, in the case of each separate loss the full amount of insurance proceeds shall be payable to the Lender as loss payee and shall further provide for at least 30 days' prior written notice to the Lender of the cancellation or substantial modification thereof. The Lender shall be named as an additional insured on all other insurance.

                  SECTION 6.04 TAXES. Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might give rise to Liens upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to (i) any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the applicable party, shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested tax, assessment, charge, levy or claims and enforcement of a Lien or
(ii) any tax, assessment, charge, levy or claims, the failure to pay and discharge when due which, individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 6.05 FINANCIAL STATEMENTS, REPORTS, ETC. Furnish to the Lender:

                  (a) as soon as available and in any event within 45 days after the end of each of the first three (3) fiscal quarters of the Borrowers, (i) unaudited Consolidated and consolidating balance sheets and Consolidated and consolidating income statements showing the financial position and results of operations of each Borrower and its respective subsidiaries as of the end of each such quarter, (ii) a Consolidated and consolidating statement of shareholders' equity and (iii) a Consolidated and consolidating statement of cash flow, in each case for the fiscal quarter just ended and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the last day of such quarter, in each case prepared and certified by the Financial Officer of each of such Borrower as presenting fairly in all material respects the financial position and results of operations of such Borrower and its subsidiaries and as having been prepared in accordance with GAAP (except the absence of footnote disclosure), in each case subject to normal year-end audit adjustments;

                  (b) as soon as available and in any event within 30 days after the end of each month, (i) unaudited Consolidated and consolidating unconsolidated balance sheets and income statements showing the financial position and results of operations of each Borrower and its respective subsidiaries as of the end of each such month, (ii) a Consolidated and consolidating unconsolidated statement of shareholders' equity and (iii) a Consolidated and consolidating unconsolidated statement of cash flow, in each case for the month just ended and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the last day of such month, prepared and certified by the Financial Officer of such Borrower as presenting fairly in all material respects the financial condition and results of operations of such Borrower and its subsidiaries and as having been prepared in accordance with GAAP (except the absence of footnote disclosure), in each case subject to normal year-end adjustments;

                  (c) immediately upon becoming aware thereof, notice to the Lender of the breach by any party of any Underlying Purchase Agreement or other material agreement to which any Borrower or any of its subsidiaries is a party;

                  (d) at least five days prior to the sale or other disposition of any Kept Assets, notice to the Lender of such disposition including a description in reasonable detail outlining the principal terms of such disposition, including but not limited to any purchase consideration payable and the identity of the parties involved; and

                  (e) such other information as the Lender may from time to time reasonably request promptly following such request.

                  SECTION 6.06 LITIGATION AND OTHER NOTICES. Give the Lender prompt written notice of the following:

                  (a) the issuance by any court or Governmental Authority of any injunction, order, decision or other restraint prohibiting, or having the effect of prohibiting, the making or maintenance of any Bridge Loan or the occurrence of any of the Transactions, or invalidating, or having the effect of invalidating, any provision of this Agreement, the Bridge Note or the other Loan Documents, or the initiation of any litigation or similar proceeding seeking any such injunction, order, decision or other restraint;

                  (b) the filing or commencement of any action, suit or proceeding against any Loan Party or any of their respective subsidiaries, whether at law or in equity or by or before any arbitrator or Governmental Authority, (i) which is material and is brought by or on behalf of any Governmental Authority, or in which injunctive or other equitable relief is sought or (ii) as to which it is probable (within the meaning of Statement of Financial Accounting Standards No. 5) that there will be an adverse determination and which, if adversely determined, would (A) reasonably be expected to result in liability of one or more of the Loan Parties or a subsidiary thereof in an aggregate amount of $50,000 or more, not reimbursable by insurance, or (B) materially impair the right of any Loan Party or a subsidiary thereof to perform its obliga tions under this Agreement, any Bridge Note or any other Loan Document to which it is a party;

                  (c) any Default or Event of Default, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto; and

                  (d) any development in the business or affairs of any Loan Party or any of its subsidiaries which has had or which is likely to have, in the reasonable judgment of any Responsible Officer of any Borrower, a Material Adverse Effect.

                  SECTION 6.07 ERISA. (a) Make all payments required under the terms of each existing client service agreement between any Loan Party and Administaff Companies, Inc. as and when same become due and payable.

                  (b) Deliver to the Lender, promptly, and in any event within 5 days, after receipt from Administaff Companies, Inc. of any claim against it and/or any Loan Party in connection with any client service agreement between any Loan Party and Administaff Companies, Inc.

                  SECTION 6.08 MAINTAINING RECORDS; ACCESS TO PROPERTIES AND INSPECTIONS; RIGHT TO AUDIT. Maintain financial records in accordance with accepted financial practices and upon reasonable notice (which may be telephonic), at all reasonable times and as often as the Lender may request, permit any authorized representative designated by the Lender to visit and inspect the properties and financial records of the Borrower and its subsidiaries and to make extracts from such financial records at the Lender's expense, and permit any authorized represen tative designated by the Lender to discuss the affairs, finances and condition of each Borrower and its subsidiaries with the appropriate Financial Officer and such other officers as such Borrowers shall deem appropriate and such Borrower's independent public accountants, as applicable. The Lender agrees that it shall schedule any meeting with any such independent public accountant through the Borrowers and a Responsible Officer of one or both the Borrowers shall have the right to be present at any such meeting.

                  SECTION 6.09 USE OF PROCEEDS. Use the proceeds of the Bridge Loans only for the purposes set forth in Section 4.11 hereof.

                  SECTION 6.10 FISCAL YEAR-END. Cause its Fiscal Year to end on December 31 in each year.

                  SECTION 6.11 FURTHER ASSURANCES. Execute any and all further documents and take all further actions which may be required under applicable law, or which the Lender may reasonably request, to grant, preserve, protect and perfect the first (subject only to Liens permitted by Section 7.01 hereof that have priority in accordance with applicable law) priority Lien created by the Security Documents in the Collateral.

                  SECTION 6.12 ENVIRONMENTAL LAWS. (a) Comply, and cause each of its subsidiaries or tenants or other licensed users of their properties to comply, in all material respects with the provisions of all Environmental Laws, and shall keep its properties and the properties of their subsidiaries free of any Lien imposed pursuant to any Environmental Law. The Borrowers shall not cause or suffer or permit, and shall not suffer or permit any of their subsidiaries to cause or suffer or permit, the property of the Borrowers or their subsidiaries to be used for the generation, production, processing, handling, storage, transporting or disposal of any Hazardous Material, except for Hazardous Materials used, generated, produced, processed, handled, stored, transported or disposed of in the ordinary course of business of the Borrowers and their subsidiaries and disclosed in SCHEDULE 6.12 annexed hereto, in which case such Hazardous Materials shall be used, stored, generated, treated and disposed of only in compliance with Environmental Law.

                  (b) Supply to the Lender copies of all Permits and all submissions by the Borrowers or any of their subsidiaries to any Governmental Authority and of the reports of all environmental audits and of all other environmental tests, studies or assessments (including the data derived from any sampling or survey of asbestos, soil, or subsurface or other materials or conditions) that may be conducted or performed (by or on behalf of the Borrowers or any of their subsidiaries) on or regarding the properties owned, operated, leased or occupied by the Borrowers or any of their subsidiaries or regarding any conditions that might have been affected by Hazardous Materials on or Released or removed from such properties. The Borrowers shall also permit and authorize, and shall cause its subsidiaries to permit and authorize, the consultants, attorneys or other persons that prepare such submissions or reports or perform such audits, tests, studies or assessments to discuss such submissions, reports or audits with the Lender.

                  (c) Promptly (and in no event more than two Business Days after any Responsible Officer of any Borrower becomes aware or are otherwise informed of such event) provide oral and written notice to the Lender upon the happening of any of the following:

                           (i) any Borrower, any subsidiary of any Borrower, or
                  any tenant or other occupant of any property of such Borrower or such subsidiary receives written notice of any claim, complaint, charge or notice of a violation or potential violation of any Environmental Law;

                           (ii) there has been a spill or other Release of
                  Hazardous Materials upon, under or about or affecting any of the properties owned, operated, leased or occupied by any Borrower or any of its subsidiaries, in amounts that are required to be reported under Environmental Law or Hazardous Materials at levels or in amounts that may have to be reported, remedied or responded to under Environmental Law are detected on or in the soil or groundwater;

                           (iii) any Borrower or any of its subsidiaries is or
                  may be liable for any costs of cleaning up or otherwise remedying a Release of Hazardous Materials;

                           (iv) any part of the properties owned, operated,
                  leased or occupied by any Borrower or any of its subsidiaries is or may be subject to a Lien under any Environmental Law; or

                           (v) any Borrower or any of its subsidiaries
                  undertakes any Remedial Work with respect to any Hazardous Materials.

                  (d) Without in any way limiting the scope of Section 10.04(c) and in addition to any obligations thereunder, each of the Borrowers hereby indemnifies and agrees to hold the Lender harmless from and against any liability, loss, damage, suit, action or proceeding arising out of its business or the business of its subsidiaries pertaining to Hazardous Materials, including, but not limited to, claims of any governmental body or any third person arising under any Environmental Law or under tort, contract or common law. To the extent laws of the United States or any applicable state or local law in which property owned, operated, leased or occupied by any Borrower or any of its subsidiaries is located provide that a Lien upon such property of such Borrower or such subsidiary may be obtained for the removal of Hazardous Materials which have been or may be Released, no later than sixty days after notice that a Release has occurred is given by the Lender to such Borrower or such subsidiary, such Borrower or such subsidiary shall deliver to the Lender a report issued by a qualified third party engineer assessing the existence and extent of any Hazardous Materials located upon or beneath the specified property. To the extent any Hazardous Materials located therein or thereunder either subject the property to Lien or require removal to safeguard the health of any persons, the removal thereof shall be an affirmative covenant of the Borrowers hereunder.

                  (e) In the event that any Remedial Work is required to be performed by any Borrower or any of its subsidiaries under any applicable Environmental Law, any judicial order, or by any governmental entity, such Borrower or such subsidiary shall commence all such Remedial Work at or prior to the time required therefor under such Environmental Law or applicable judicial orders and thereafter diligently prosecute to completion all such Remedial Work in accordance with and within the time allowed under such applicable Environmental Laws or judicial orders; provided, however, that such Remedial Work shall not be required so long as it shall be contested in good faith by appropriate proceedings and the applicable party shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend any requirement that such Remedial Work be performed.

                  SECTION 6.13 PAY OBLIGATIONS TO LENDER AND PERFORM OTHER COVENANTS. (a) Make full and timely payment of the Obligations, whether now existing or hereafter arising, (b) duly comply with all the terms and covenants contained in this Agreement (including, without limitation, the borrowing limitations and mandatory prepayments in accordance with Article II hereof) and in each of the other Loan Documents, all at the times and places and in the manner set forth therein, subject to applicable cure and grace periods, and (c) except for the filing of continuation statements and the making of other filings by the Lender as secured party or assignee, at all times take all actions necessary to maintain the Liens and security interests provided for under or pursuant to this Agreement and the Security Documents as valid and perfected first (subject only to Liens permitted by Section 7.01 hereof that have priority in accordance with applicable law) Liens on the property intended to be covered thereby and supply all information to the Lender necessary for such maintenance.

                  SECTION 6.14 ADDITIONAL GUARANTORS AND GRANTORS. (a) With respect to any property or assets acquired after the Closing Date by any

Borrower or any subsidiary thereof as to which the Lender does not have a perfected Lien, upon such acquisition (i) execute and deliver to the Lender such amendments to the Collateral Agreement or such other documents as the Lender reasonably deems necessary or advisable to grant to the Lender a Lien in such property or assets and (ii) take all actions necessary or advisable in the reasonable opinion of the Lender to grant to the Lender a perfected first (subject only to Liens permitted by Section 7.01 hereof that have priority in accordance with applicable law) priority security interest in such property or assets, including without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Collateral Agreement or by law or as reasonably may be requested by the Lender.

                  (b) With respect to any new subsidiary created or acquired after the Closing Date by any Borrower or any subsidiary thereof, upon such creation or acquisition (i) execute and deliver to the Lender such assumption, amendment and/or joinder agreements as the Lender reasonably deems necessary or advisable to cause such subsidiary to become a Guarantor under this Agreement,
(ii) execute and deliver to the Lender such amendments to the Collateral Agreement as the Lender reasonably deems necessary or advisable to grant to the Lender a perfected first priority security interest in 100% of the Capital Stock of such new subsidiary, (ii) deliver to the Lender the certificates representing such Capital Stock (if any), together with undated stock powers, in blank, executed and delivered by a duly authorized officer or partner, as the case may be, of the Borrower or such subsidiary, as the case may be, (iii) cause such new subsidiary (A) to become a party to the Collateral Agreement and (B) to take such actions necessary or advisable in the reasonable opinion of the Lender to grant to the Lender a perfected first (subject only to Liens permitted by Section 7.01 hereof that have priority in accordance with applicable law) priority security interest in the Collateral described in the Collateral Agreement with respect to such new subsidiary, including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Collateral Agreement or by law or as reasonably may be requested by the Lender and (iv) if requested by the Lender, deliver to the Lender legal opinions relating to the matters described above, which opinions shall be in form and substance reasonably satisfactory to the Lender.

VII.     NEGATIVE COVENANTS

                  Each Borrower covenants and agrees with the Lender that, so long as this Agreement shall remain in effect or the principal of or interest on any Note, or any fee, expense or other Obligation payable hereunder or in connection with any of the Transactions shall be unpaid, it will not and will not cause or permit any of its subsidiaries and, in the case of Section 7.10 hereof, any ERISA Affiliate to, either directly or indirectly:

                  SECTION 7.01 LIENS. Incur, create, assume or permit to exist any Lien on any of its property or assets (including the stock of any direct or indirect subsidiary), whether owned at the date hereof or hereafter acquired, or assign or convey any rights to or Liens on any future revenues, other than:

                  (a) Liens arising under any of the Security Documents or SBS Acquisition Agreements;

                  (b) Liens imposed by any Governmental Authority for taxes, assessments or charges not yet due or the validity of which is being contested in good faith and by appropriate proceedings and for which adequate reserves are maintained on the books of the appropriate Borrower or subsidiary thereof in accordance with GAAP;

                  (c) pledges or deposits under worker's compensation, unemployment insurance or other social security legislation;

                  (d) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions and minor imperfections in title which, in the aggregate, are not material in amount and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary course conduct of any Borrower or any subsidiary thereof;

                  (e) rights reserved to or vested by law in any Governmental Authority to control or regulate in any manner any of the properties of any Borrower or subsidiary thereof or the use thereof or the rights or interests of any such person therein;

                  (f) inchoate Liens in respect of pending litigation with respect to a judgment that has not resulted in an Event of Default; and

                  (g) Liens that secure Indebtedness that is permitted to exist under Section 7.03(d) hereof.

                  SECTION 7.02 SALE AND LEASE-BACK TRANSACTIONS. Enter into any arrangement, directly or indirectly, with any Person whereby any Borrower or any of its subsidiaries shall sell or transfer any property, real or personal, and used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which such Borrower or such subsidiary intends to use for substantially the same purpose or purposes as the property being sold or transferred.

                  SECTION 7.03 INDEBTEDNESS. Incur, create, assume or permit to exist any Indebtedness other than:

                  (a) Indebtedness (including, without limitation, Guarantees) existing on the Closing Date and listed in SCHEDULE 7.03 annexed hereto, but not the extension, renewal or refunding thereof;

                  (b) Indebtedness incurred hereunder and under the other Loan Documents;

                  (c) intercompany Indebtedness of up to $4,500,000 owing by RC Alameda to RCI and evidenced by the KXJO Note (as such term is defined in the RCI Stock Purchase Agreement), provided that the KXJO Note has been delivered and pledged to the Lender pursuant to the Collateral Agreement to secure the Obligations;

                  (d) Indebtedness existing on the Closing Date that is subordinated to the Obligations pursuant to the terms of the Subordination Agreement; and

                  (e) purchase money Indebtedness of any Specified Subsidiary that is incurred to finance the purchase of assets other than Kept Assets, Stations and assets or properties related to the foregoing, but only to the extent that (i) such Specified Subsidiary has entered into (or contemporaneous with such incurrence enters into) a bona fide agreement to sell the subject assets to a Person that is not an Affiliate of any Borrower or any Borrower's stockholders, (ii) the amount of such Indebtedness does not exceed 75% of the aggregate cash purchase consideration payable to such Specified Subsidiary under such sale agreement upon closing thereunder, (iii) such Indebtedness is by its terms expressly non-recourse to any Borrower or any subsidiary of any Borrower, or any of their respective assets or properties other than the subject assets and (iv) the amount of such Indebtedness, when taken together with all other purchase money Indebtedness then outstanding and permitted under this clause
(d), is less than $27,000,000.

                  SECTION 7.04 DIVIDENDS, DISTRIBUTIONS AND PAYMENTS. Declare or pay, directly and indirectly, any cash dividends or make any other distribution, whether in cash, property, securities or a combination thereof, with respect to (whether by reduction of capital or otherwise) any shares of its capital stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any subsidiary to purchase or acquire) any shares of any class of its capital stock or set aside any amount for any such purposes, other than

                  (a) dividends and distributions by any subsidiary of a Borrower to such Borrower,

                  (b) contemporaneous with the consummation of the acquisition Transactions contemplated to occur on the Initial SBS Acquisition Date under the SBS Acquisition Agreements, the distribution by RCI to its stockholders of the Capital Stock of each subsidiary of RCI, PROVIDED that the distribution of the Capital Stock of each of RC Alameda and the Kept Assets Subsidiary shall be permitted only to the extent that such distributions are made expressly subject to the continuing Lien of the Lender on such Capital Stock and on the assets and properties of such Persons, and such stockholders and RC Alameda and the Kept Assets Subsidiary shall have entered into such amendment, assignment, assumption, joinder and similar agreements as the Lender shall require in connection therewith.

                  SECTION 7.05 CONSOLIDATIONS, MERGERS AND SALES OF ASSETS. Consolidate with or merge into any other Person, or sell, discount, lease, transfer or assign to any Persons or otherwise dispose of (whether in one transaction or a series of transactions) any portion of its assets (whether now owned or hereafter acquired), or sell any of its inventory other than in the normal course of business, or permit another Person to merge into it, or acquire all or substantially all the capital stock or assets of any other Person, except that:

                  (a) so long as no Default or Event of Default has occurred and is then continuing or otherwise would result therefrom, on and after the Initial SBS Acquisition Date RCI may sell, assign or otherwise contribute or transfer to the Kept Assets Subsidiary any Kept Assets or contract to acquire Kept Assets;

                  (b) the Kept Assets Subsidiary may sell Kept Assets; and

                  (c) RCI may make the distributions permitted under Section 7.04(b) hereof.

                  SECTION 7.06 INVESTMENTS. Own, purchase or acquire any stock, obligations, assets (not in the ordinary course of business) or securities of, or any interest in, or make any capital contribution or loan or advance to, any other Person, or make any other investments, other than:

                  (a) investments in subsidiaries existing on the Closing Date and listed in SCHEDULE 4.12 annexed hereto, but not any additional investments therein;

                  (b) so long as no Default or Event of Default has occurred and is then continuing or otherwise would result therefrom, after the Closing Date RCI may hold the Capital Stock of newly created or acquired wholly owned subsidiaries that are organized under the laws of any State of the United States of America;

                  (c) so long as no Default or Event of Default has occurred and is then continuing or otherwise would result therefrom, acquisitions of Kept Assets by RCI;

                  (d)  Indebtedness evidenced by the KXJO Note; and

                  (e) RCI may make contributions permitted under Section 7.05(a) hereof.

                  SECTION 7.07 RENTAL OBLIGATIONS. Incur, create, assume or permit to exist, in respect of leases of real and personal property (other than finance leases), rental obligations or other commitments thereunder to make any direct or indirect payment, whether as rent or otherwise, for fixed or minimum rentals, percentage rentals, property taxes, or insurance premiums, except to the extent that such obligations and commitments do not in the aggregate exceed $500,000 per year.

                  SECTION 7.08 BUSINESS. Alter the nature of its business as operated on the date of this Agreement in any material respect.

                  SECTION 7.09 USE OF PROCEEDS. Permit the proceeds of any Bridge Loan to be used for any purpose other than as set forth in Section 4.11 hereof.

                  SECTION 7.10 ERISA. Except pursuant to the client service agreement existing on the Closing Date between Administaff Companies, Inc. and New World and the client service agreement existing on the Closing Date between Administaff Companies, Inc. and RCI, directly or indirectly sponsor, maintain, contribute to or assume or incur any liability with respect to any employee benefit plan within the meaning of Section 3(3) of ERISA (including, without limitation, a Multiemployer Plan).

                  SECTION 7.11 ACCOUNTING CHANGES. Make any change in their accounting treatment or financial reporting practices except as required by GAAP.

                  SECTION 7.12 PREPAYMENT OR MODIFICATION OF INDEBTEDNESS; MODIFICATION OF CHARTER DOCUMENTS. (a) Directly or indirectly prepay, redeem, purchase or retire any Indebtedness, other than Indebtedness incurred hereunder.

                  (b) Modify, amend or alter their certificates or articles of incorporation or other constitutive documents or preferred stock/certificates of designations.

                  SECTION 7.13 TRANSACTIONS WITH AFFILIATES. Directly or indirectly purchase, acquire or lease any property from, or sell, transfer or lease any property to, or enter into any other transaction with, any stockholder, Affiliate or agent of any Borrower or any stockholder of any Borrower, except at prices and on terms not less favorable to it than that which would have been obtained in an arm's-length transaction with a non-affiliated third party. The obligations of the Loan Parties under this Section 7.13 are in addition to, and not in lieu or in limitation of, any of their other obligations under any other provision of this Agreement or any other Loan Document.

                  SECTION 7.14 NEGATIVE PLEDGES, ETC. Enter into any agreement (other than this Agreement or any other Loan Document) which (a) prohibits the creation or assumption of any Lien upon any of the Collateral, including, without limitation, any hereafter acquired property, (b) specifically restricts the amendment or other modification of this Agreement or any other Loan Document or (c) restricts or imposes any conditions upon the ability of any subsidiary of any Borrower to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to any Borrower or any subsidiary thereof or to Guarantee Indebtedness of any Borrower or any subsidiary thereof.

                  SECTION 7.15 NO AMENDMENT TO PURCHASE AGREEMENTS. Amend, supplement or otherwise modify any of the Underlying Acquisition Agreements.

                  SECTION 7.16 REQUIRED PERMITS. Terminate or fail to renew or preserve any existing Permits or fail to operate any Station under the terms of its existing Permits and in compliance in all material respects with all applicable laws, or fail to file with the relevant Governmental Authority any material application or other material document required to be filed by the Borrowers or their subsidiaries in connection with the operation of any Station.

                  SECTION 7.17 MANAGEMENT FEES. Pay, directly or indirectly, management, consulting or similar fees to any Person, other than management fees of up to $40,000 per month in the aggregate for the Borrowers and their subsidiaries collectively.

VIII.    EVENTS OF DEFAULT

                  In case of the happening of any of the following events (herein called "EVENTS OF DEFAULT"):

                  (a) any representation or warranty made or deemed made by any Loan Party or subsidiary thereof in or in connection with this Agreement, any of the Security Documents, the Bridge Note or other Loan Documents or any Bridge Loans hereunder, shall prove to have been incorrect in any material respect when made or deemed to be made;

                  (b) default shall be made in the payment of any principal of any Bridge Note when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

                  (c) default shall be made in the payment of any interest on any Bridge Note, or any fee or any other amount payable hereunder, or under the Bridge Note, or any other Loan Document or in connection with any other Bridge Loan or the Transactions when and as the same shall become due and payable;

                  (d) default shall be made in the due observance or performance of any covenant, condition or agreement to be observed or performed on the part of (i) any Loan Party pursuant to the terms of this Agreement, the Bridge Note, any of the Security Documents or any other Loan Document or (ii) LegacyMaker, L.P. pursuant to the terms of the Subordination Agreement;

                  (e) any Loan Party or subsidiary thereof shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, liquidation, reorganization or similar law, (ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for any Loan Party or subsidiary thereof or for a substantial part of its property or assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due, (vii) be wound up or (viii) take corporate action for the purpose of effecting any of the foregoing;

                  (f) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking
(i) relief in respect of any Loan Party or subsidiary thereof, or of a substantial part of the property or assets of any Loan Party or subsidiary thereof, under Title 11 of the United States Code or any other Federal state or foreign bankruptcy, insolvency, receivership or similar law,
(ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for any Loan Party or subsidiary thereof or for a sub stantial part of the property of any Loan Party or (iii) the winding-up or liquidation of any Loan Party or subsidiary thereof; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for 30 days;

                  (g) default shall be made with respect to any Indebtedness or Capitalized Lease Obligations of any Loan Party or subsidiary thereof (excluding Indebtedness outstanding hereunder) which either individually or taken together with other such Indebtedness as to which a default has occurred shall exceed $150,000 if the effect of any such default shall be to accelerate, or to permit (with or without the giving of notice, the lapse of time or both) the holder or obligee of any such Indebtedness (or any trustee on behalf of such holder or obligee) at its option to accelerate, the maturity of such Indebtedness;

                  (h) any Loan Party shall incur any liability in excess of $150,000 arising from or in connection with the maintenance or administration by such Loan Party or an ERISA Affiliate thereof of an employee benefit plan (as defined in Section 3(3) of ERISA), including, without limitation, by reason of any liability arising under any client service agreement between any Loan Party or ERISA Affiliate and the Administaff Companies, Inc. or any successor thereto and any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, a Multiemployer Plan or employees or former employees (or their beneficiaries) of any Loan Party or ERISA Affiliate arising out of or relating to any such client service agreement and/or the maintenance, administration, termination or any other reason of any such plans, the trusts related to such plans, or employment with any Loan Party or ERISA Affiliate;

                  (i) a judgment (not reimbursed by insurance policies of any Loan Party or subsidiary thereof) or decree for the payment of money, a fine or penalty which when taken together with all other such judgments, decrees, fines and penalties shall exceed $150,000 shall be rendered by a court or other tribunal against any Loan Party or a subsidiary thereof and (i) shall remain undischarged or unbonded for a period of 30 consecutive days during which the execution of such judgment, decree, fine or penalty shall not have been stayed effectively or (ii) any judgment creditor or other Person shall legally commence actions to levy upon assets or properties to enforce such judgment, decree, fine or penalty;

                  (j) this Agreement, any Bridge Note, any of the Security Documents, any Guarantee of Obligations or any other Loan Documents shall for any reason cease to be, or shall be asserted by any Loan Party or a subsidiary thereof not to be, a legal, valid and binding obligation of any Loan Party or a subsidiary thereof, enforceable in accordance with its terms, or the Lien purported to be created by any of the Security Documents shall for any reason cease to be, or be asserted by any Loan Party or a subsidiary thereof not to be, a valid, first priority perfected Lien (except to the extent otherwise permitted under this Agreement or any of the Security Documents);

                  (k)  a Change of Control shall occur;

then, and in any such event (other than an event described in paragraph (e) or (f) above), and at any time thereafter during the continuance of such event, the Lender may, by written notice (or facsimile notice promptly confirmed in writing) to the Borrowers, take any or all of the following actions at the same or different times: (i) terminate forthwith all or any portion of the obligations of the Lender to make Bridge Loans hereunder; and (ii) declare the Bridge Note and any amounts then owing to the Lender, whereupon the principal of the Bridge Note, together with accrued interest and fees thereon and other liabilities of the Borrowers accrued hereunder, shall become forthwith due and payable both as to principal and interest, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in the Bridge Note to the contrary notwithstanding; PROVIDED, HOWEVER, that with respect to a default described in paragraph (e) or (f) above, the obligation of the Lender to make Bridge Loans shall automatically terminate and the principal of the Bridge Note, together with accrued interest and fees thereon and any amounts then owing to the Lender on any liabilities of the Borrowers accrued hereunder shall automatically become due and payable, both as to principal and interest, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in the Bridge Note to the contrary notwithstanding. For the avoidance of doubt and notwithstanding anything to the contrary contained in Article II hereof or elsewhere, upon an acceleration of any Obligations pursuant hereto such Obligations shall be payable in immediately available funds in lawful money of the United States (in freely transferable dollars).

IX.      MISCELLANEOUS

                  SECTION 9.01 NOTICES. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices, consents and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service or mailed by certified or registered mail or sent by telecopy addressed,

                  (a) if to any Borrower, Guarantor or Grantor, c/o RCI at 1333 Corporate Drive Suite 350, Irving, Texas 75038, Attention: James L. Anderson (Telecopy No. 972-550-5517), with a copy to Thompson & Knight L.L.P., 1700 Pacific Ave., Suite 3300, Dallas, Texas 75201, Attention: David Emmons, Esq. (Telecopy No. 214-969-1751); and

                  (b) if to the Lender, at Spanish Broadcasting System, Inc., 3191 Coral Way, Miami, Florida 33145, Attention: Joseph Garcia (Telecopy No. 305- 441-7861), with a copy to Kaye, Scholer, et al., LLP, at 425 Park Avenue, New York, New York 10022, Attention: Edmond Gabbay, Esq. (Telecopy No. 212-836-6476).

Any party hereto may change its address or telecopy number for notices and other communications by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt, in each case addressed to such party as provided in this Section 11.01 or in accordance with the latest unrevoked direction from such party.

                  SECTION 9.02 SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by any Borrower or any of its subsidiaries herein and in the certificates or other instruments prepared or delivered in connection with this Agreement, any of the Security Documents, any Guarantee of Obligations or any other Loan Document, shall be considered to have been relied upon by the Lender and shall survive the making by the Lender of the Bridge Loans and the execution and delivery to the Lender of the Bridge Note and shall continue in full force and effect as long as the principal of or any accrued interest on the Bridge Note or any other fee or amount payable under the Bridge Note or this Agreement or any other Loan Document is outstanding and unpaid and so long as this Agreement has not been terminated.

                  SECTION 9.03 SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Loan Party, any ERISA Affiliate, any subsidiary of any thereof, the Lender, that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. None of the Borrowers may not assign or transfer any of their rights or obligations hereunder without the written consent of the Lender.

                  SECTION 9.04 EXPENSES; INDEMNITY. (a) The Borrowers agree to pay all reasonable out-of-pocket expenses incurred by the Lender in connection with the preparation of any amendments, modifications, waivers, extensions, renewals, renegotiations or "workouts" of the provisions to this Agreement and the other Loan Documents (whether or not the transactions hereby contemplated shall be consummated) or incurred by the Lender in connection with the enforcement or protection of its rights in connection with this Agreement or any of the other Loan Documents or with the Bridge Loans made or the Bridge Note issued hereunder, or in connection with any pending or threatened action, proceeding, or investigation relating to the foregoing, including, without limitation, the reasonable fees and disbursements of counsel in connection with such enforcement or protection. The Borrower further indemnifies the Lender from and agrees to hold them harmless against any documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the Bridge Note.

                  (b) The Borrowers indemnify the Lender and its respective directors, officers, employees, attorneys and agents against, and agree to hold the Lender and each such person harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against the Lender or any such person arising out of, in any way connected with, or as a result of (i) the use of any of the proceeds of the Bridge Loans, (ii) this Agreement, any Guarantee of Obligations, any of the Security Documents or the other documents contemplated hereby or thereby, (iii) the performance by the parties hereto and thereto of their respective obligations hereunder and thereunder and consummation of the transactions contemplated hereby and thereby, (iv) breach of any representation or warranty, or (v) any claim, litigation, investigation or proceedings relating to any of the foregoing, whether or not the Lender or any such person is a party thereto; PROVIDED, HOWEVER, that such indemnity shall not, as to the Lender, apply to any such losses, claims, damages, liabilities or related expenses to the extent that they result from the gross negligence or willful misconduct of the Lender.

                  (c) The Borrowers indemnify, and agree to defend and hold harmless the Lender and their respective officers, directors, shareholders, agents and employees (collectively, the "INDEMNITEES") from and against any loss, cost, damage, liability, lien, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys' fees and reasonable expenses for investigation, removal, cleanup and remedial costs and modification costs incurred to permit, continue or resume normal operations of any property or assets or business of such Borrower or any subsidiary thereof) arising from a violation of, or failure to comply with any Environmental Law and to remove any Lien arising therefrom except to the extent caused by the gross negligence or willful misconduct of any Indemnitee, which any of the Indemnitees may incur or which may be claimed or recorded against any of the Indemnitees by any Person.

                  (d) The provisions of this Section 10.04 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Bridge Loans, the invalidity or unenforceability of any term or provision of this Agreement or the Bridge Note, or any investigation made by or on behalf of the Lender. All amounts due under this Section 10.04 shall be payable on written demand therefor.

                  SECTION 9.05 APPLICABLE LAW. THIS AGREEMENT AND THE NOTES AND THE OTHER LOAN DOCUMENTS, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                  SECTION 9.06 PAYMENTS ON BUSINESS DAYS. Should the principal of or interest on the Bridge Note or any fee or other amount payable hereunder become due and payable on other than a Business Day, payment in respect thereof may be made on the next succeeding Business Day, and such extension of time shall in such case be included in computing interest, if any, in connection with such payment.

                  SECTION 9.07 WAIVERS; AMENDMENTS. (a) No failure or delay of the Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lender hereunder are cumulative and not exclusive of any rights or remedies which they may otherwise have. No waiver of any provi sion of this Agreement or the Bridge Note nor consent to any departure by the Borrowers there from shall in any event be effective unless the same shall be authorized as provided in paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrowers in any case shall entitle it to any other or further notice or demand in similar or other circumstances. Each holder of the Bridge Note shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not such Note shall have been marked to indicate such amendment, modification, waiver or consent.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Loan Parties and the Lender.

                  SECTION 9.08 SEVERABILITY. In the event any one or more of the provisions contained in this Agreement or in the Bridge Note or any of the other Loan Documents should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby.

                  SECTION 9.09 ENTIRE AGREEMENT; WAIVER OF JURY TRIAL, ETC. (a) This Agreement (and any separate agreements with respect to fees payable to the Lender), the Bridge Note and the other Loan Documents constitute the entire contract between the parties hereto relative to the subject matter hereof. Any previous agreement among the parties hereto with respect to the Transactions is superseded by this Agreement (and any separate agreements with respect to fees payable to the Lender), the Bridge Note and the other Loan Documents. Except as expressly provided herein or in the Bridge Note or the Loan Documents (other than this Agreement), nothing in this Agreement, the Bridge Note or in the other Loan Documents, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement, the Bridge Note or the other Loan Documents.

                  (b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  (c) Except as prohibited by law, each party hereto hereby waives any right it may have to claim or recover in any litigation referred to in paragraph (b) of this Section 10.09 any special, indirect, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual or direct damages.

                  (d) Each party hereto (i) certifies that no representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that it has been induced to enter into this Agreement, the Bridge Note or the other Loan Documents, as applicable, by, among other things, the mutual waivers and certifications herein.

                  SECTION 9.10 SUBMISSION TO JURISDICTION. (a) Any legal action or proceeding with respect to this Agreement or the Bridge Note or any other Loan Document may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Loan Party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

                  (b) The Borrowers and each other Loan Party hereby irrevocably waive, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

                  (c) The Borrowers and each other Loan Party hereby irrevocably consent to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each such person, as the case may be, at its address set forth in Section 10.01 hereof.

                  (d) Nothing herein shall affect the right of the Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Loan Party in any other jurisdiction.

                  SECTION 9.11 COUNTERPARTS; FACSIMILE SIGNATURE. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered to the Lender. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed signature page hereto.

                  SECTION 9.12 HEADINGS AND TERMS GENERALLY. Article and Section headings and the Table of Contents used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof' and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

X.       GUARANTEES

                  Each Guarantor unconditionally guarantees, as a primary obligor and not merely as a surety, jointly and severally with each other Guarantor, the due and punctual payment of the principal of and interest on the Bridge Note, when and as due, whether at maturity, by acceleration, by notice of prepayment or otherwise, and the due and punctual payment and performance of all other Obligations. Each Guarantor further agrees that the Obligations may be extended and renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligations.

                  Each Guarantor waives presentment to, demand of payment from and protest to the Borrowers of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. The obligations of a Guarantor hereunder shall not be affected by (a) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against the Borrowers or any other Guarantor under the provisions of this Agreement, the Bridge Note or any of the other Loan Documents or otherwise; (b) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement, the Bridge Note, any of the other Loan Documents, any guarantee or any other agreement; (c) the release of any security held by the Lender for the Obligations or any of them; or (d) the failure of the Lender to exercise any right or remedy against any other Guarantor of the Obligations; or (e) the failure of the Lender to take, register, perfect or preserve any security for any of the Obligations.

                  Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Lender to any security (including, without limitation, any Collateral) held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Lender in favor of the Borrower or any other Person.

                  The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Lender to assert any claim or demand or to enforce any remedy under this Agreement, the Bridge Note or under any other Loan Document, any guarantee or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission which may or might otherwise in any manner or to any extent vary the risk or reduce or extinguish the liability of such Guarantor or otherwise operate as a discharge of such Guarantor as a matter of law or equity.

                  Each Guarantor further agrees that its guarantee shall be a continuing guarantee and shall stand as a guarantee of full and final payment and performance of all Obligations from time to time and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be returned by the Lender upon the bankruptcy or reorganization of the Borrower or otherwise.

                  Each Guarantor hereby waives and releases in favor of the Lender all rights of subrogation against or in respect of the Borrowers and their property and all rights of indemnification, contribution and reimbursement from the Borrowers and their property, in each case in connection with this guarantee and any payments made hereunder, and regardless of whether such rights arise by operation of law, pursuant to contract or otherwise until such time as the Obligations have been fully and finally performed and paid.

                  Notwithstanding anything in this Agreement or any other Loan Document to the contrary, the obligations of the Individual Guarantors are limited-recourse obligations of such Individual Guarantor payable solely from the Collateral pledged by such Individual Guarantor under the Individual Guarantors's Pledge Agreement. Accordingly, the Individual Guarantors shall not be personally liable, or incur any personal liability for the payment or performance of any obligation contained herein or in the other Loan Documents (except to the extent of their right, title and interest in Collateral pledged pursuant to the Individual Guarantors's Pledge Agreement).

                  IN WITNESS WHEREOF, the Borrowers, Guarantors and the Lender have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                     NEW WORLD BROADCASTERS CORP., as a
                                     Borrower and Guarantor

                                     By: /s/ James L. Anderson
                                        --------------------------------
                                            Name: James L. Anderson
                                            Title: CEO


                                     RODRIGUEZ COMMUNICATIONS, INC., as a
                                     Borrower

                                     By: /s/ James L. Anderson
                                        --------------------------------
                                            Name: James L. Anderson
                                            Title: CEO


                                     RCI (ALAMEDA) ACQUISITION, INC., as a
                                     Borrower

                                     By: /s/ James L. Anderson
                                        --------------------------------
                                            Name: James L. Anderson
                                            Title: CEO


                                     910 BROADCASTING CORP., as Guarantor

                                     By: /s/ James L. Anderson
                                        --------------------------------
                                            Name: James L. Anderson
                                            Title: CEO


                                     /s/ James L. Anderson
                                     -----------------------------------
                                     James L. Anderson, as Guarantor


                                     /s/ Marcos Rodriguez
                                     -----------------------------------
                                     Marcos Rodriguez, as Guarantor

                                       /s/ Charles J. Brooks
                                       -----------------------------------
                                       Charles J. Brooks, as Guarantor


                                       /s/ James A. Gammon
                                       -----------------------------------
                                       James A. Gammon, as Guarantor

                                       CARPE VITA FOUNDATION, INC., as
                                       Guarantor

                                       By: /s/ Marcos A. Rodriguez
                                          --------------------------------
                                              Name: Marcos A. Rodriguez
                                              Title: President


                                       THE MARCOS AND SONYA RODRIGUEZ
                                       FAMILY TRUST, as Guarantor

                                       By: /s/ James L. Anderson
                                          --------------------------------
                                              Name: James L. Anderson
                                              Title: Trustee


                                       SPANISH BROADCASTING SYSTEM, INC., as
                                       Lender

                                       By: /s/ Raul Alarcon, Jr.
                                          --------------------------------
                                              Name: Raul Alarcon, Jr.
                                              Title: President

                                    Exhibit A

                                   BRIDGE NOTE

$121,700,000.00                                              New York, New York
                                                                    May 9, 2000



                  FOR VALUE RECEIVED, the undersigned, Rodriguez Communications, Inc., a Delaware corporation ("RCI"), New World Broadcasters Corp., a Texas corporation ("NEW WORLD") and RCI (Alameda) Acquisition, Inc., a Delaware corporation ("Alameda" and collectively with RCI and New World, the "MAKERS"), jointly and severally, hereby promise to pay to the order of Spanish Broadcasting System, Inc.(the "LENDER"), at an account located in New York, New York (or as otherwise designated by the Lender in accordance with the Credit Agreement), in installments and as otherwise provided in the Credit Agreement dated as of May 9, 2000, among the Makers, the Guarantors named therein and the Lender (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") the principal sum of ONE HUNDRED TWENTY-ONE MILLION, SEVEN HUNDRED THOUSAND DOLLARS ($121,700,000.00) or, if less, the aggregate unpaid principal amount of the advances made hereunder from Lender to Makers pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date thereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and, in each case, payable on such dates as determined pursuant to the terms of the Credit Agreement.

                  The Makers promise to pay interest, on demand, on any overdue principal and fees and, to the extent permitted by law, overdue interest from their due dates at a rate or rates determined as set forth in the Credit Agreement.

                  The Makers hereby waive diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                  All borrowings evidenced by this Bridge Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; PROVIDED, HOWEVER, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligations of the Makers to make payments of principal and interest in accordance with the terms of this Bridge Note and the Credit Agreement.

                  This Bridge Note is the note referred to in Section 2.02 of the Credit Agreement (and is secured by the Collateral referred to in the Credit Agreement), which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS BRIDGE NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW DOCTRINE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                       RODRIGUEZ COMMUNICATIONS, INC.


                                       By: /s/ James L. Anderson
                                          --------------------------------
                                              Name: James L. Anderson
                                              Title: CEO

                                         NEW WORLD BROADCASTERS CORP.

                                         By: /s/ James L. Anderson
                                            --------------------------------
                                                Name: James L. Anderson
                                                Title: President


                                         RCI (ALAMEDA) ACQUISITION, INC.

                                         By: /s/ James L. Anderson
                                            --------------------------------
                                                Name: James L. Anderson
                                                Title: CEO

                                LOANS AND PAYMENT

                                                                               UNPAID
              NAME OF                                                          PRINCIPAL
              AMOUNT AND                     PAYMENTS                          BALANCE OF                PERSON
DATE          TYPE OF LOAN              PRINCIPAL INTEREST                     NOTE                      NOTATION
----          ------------              ------------------                     ----------                --------


                                   EXHIBIT B

                          PLEDGE AND SECURITY AGREEMENT

                  THIS PLEDGE AND SECURITY AGREEMENT, dated as of the 8th day of May, 2000 (this "Agreement"), is made by NEW WORLD BROADCASTERS CORP. f/k/a CORSICANA COMMUNICATIONS, INC., a Texas corporation, RODRIGUEZ COMMUNICATIONS, INC., a Delaware corporation and RCI (ALAMEDA) ACQUISITION, INC., a Delaware corporation (individually and collectively and jointly and severally herein the "Borrowers"), 910 BROADCASTERS CORP., a Texas corporation and each affiliate and subsidiary that, after the date hereof, executes an addendum hereto substantially in form of Exhibit F (a "Pledgor Addendum"); (the undersigned affiliates and subsidiaries, and such other affiliates and subsidiaries, collectively the "Guarantor Pledgors," and together with the Borrowers, the "Pledgors"), in favor of SPANISH BROADCASTING SYSTEM, INC. (the "Lender"). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement referred to below.

                                    RECITALS

                  A. The Borrowers, the Lender and the Guarantors named therein are parties to a Credit Agreement, dated as of May 8, 2000 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), providing for the availability of certain credit facilities to the Borrowers upon the terms and subject to the conditions set forth therein.

                  B. As a condition to the extension of credit to the Borrowers under the Credit Agreement, each of the Guarantor Pledgors that is a party to this Agreement as of the date hereof has entered into a Guaranty, the terms of which are contained in the Credit Agreement, (as such terms may be amended, modified or supplemented from time to time, a "Pledgor Guaranty"), pursuant to which each such Guarantor Pledgor has guaranteed to the Secured Parties the payment in full of the Obligations of the Borrowers under the Credit Agreement and the other Loan Documents, subject to the limitations set forth therein. Additionally, certain other affiliates and subsidiaries of the Borrowers may from time to time after the date hereof enter into a Pledgor Guaranty, pursuant to which such affiliates and subsidiaries will guarantee to the Secured Parties the payment in full of the Obligations of the Borrowers under the Credit Agreement and the other Loan Documents.

                  C. It is a further condition to the extension of credit to the Borrowers under the Credit Agreement that the Pledgors shall have agreed, by executing and delivering this Agreement, to secure the payment in full of their respective obligations under the Credit Agreement, their Pledgor Guaranty and the other Loan Documents. The Secured Parties are relying on this Agreement in their decision to extend credit to the Borrowers under the Credit Agreement, and would not enter into the Credit Agreement without the execution and delivery of this Agreement by the Pledgors.

                  D. The Pledgors will obtain financial benefits as a result of the extension of credit to the Borrowers under the Credit Agreement, which benefits are hereby acknowledged and, accordingly, desire to execute and deliver this Agreement.

                                    ARTICLE I

                                   DEFINITIONS

                  1.1 DEFINED TERMS. For purposes of this Agreement, in addition to the terms defined elsewhere herein, the following terms shall have the meanings set forth below:

                  "ACCOUNTS" shall have the meaning ascribed thereto in the Uniform Commercial Code and whether now owned or existing or hereafter acquired or arising.

                  "BANKRUPTCY CODE" shall mean 11 U.S.C. Sections 101 ET SEQ., as amended from time to time, and any successor statute.

                  "CHATTEL PAPER" shall have the meaning ascribed thereto in the Uniform Commercial Code and whether now owned or existing or hereafter acquired or arising.

                  "COLLATERAL" shall have the meaning given to such term in
SECTION 2.1.

                  "CONTRACTS" shall mean, collectively, all rights of each Pledgor under all leases, contracts and agreements to which such Pledgor is now or hereafter a party, including, without limitation, all rights, privileges and powers under Investment Agreements and Licenses, together with any and all extensions, modifications, amendments and renewals of such leases, contracts and agreements and all rights of such Pledgor to receive moneys due or to become due thereunder or pursuant thereto and to amend, modify, terminate or exercise rights under such leases, contracts and agreements, but excluding rights under (but not excluding Proceeds of) any lease, contract or agreement (including, without limitation, any License) that by the terms thereof, or under applicable law, cannot be assigned or a security interest granted therein in the manner contemplated by this Agreement unless consent from the relevant party or parties has been obtained and under the terms of which lease, contract or agreement any such assignment or grant of a security interest therein in the absence of such consent would, or could, result in the termination thereof, but only to the extent that (y) such rights are subject to such contractual or legal restriction and (z) such restriction is not, or could not be, rendered ineffective pursuant to the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity.

                  "COPYRIGHTS" shall mean, collectively, all of each Pledgor's copyrights, copyright registrations and applications for copyright registration, whether under the laws of the United States or any other country or jurisdiction, including all recordings, supplemental registrations and derivative or collective work registrations, and all renewals and extensions


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



thereof, in each case whether published or unpublished, now owned or existing or created or hereafter acquired or arising including those which are or may be subject to copyright protection pursuant to Title 17 of the U.S. Code.

                  "COPYRIGHT COLLATERAL" shall mean, collectively, all Copyrights and Copyright Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Copyright or Copyright Licence, in each case whether now owned or existing or hereafter acquired or arising.

                  "COPYRIGHT LICENSE" shall mean any agreement now or hereafter in effect granting any right to any third party under any Copyright now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, or granting any right to any Pledgor under any property of the type described in the definition of Copyright herein now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement.

                  "DOCUMENT" shall have the meaning ascribed thereto in the Uniform Commercial Code.

                  "DOMAIN NAME" shall mean the combination of words and abbreviations that represents a uniquely identifiable internet protocol address of a World Wide Web internet location.

                  "EQUIPMENT" shall have the meaning ascribed thereto in the Uniform Commercial Code and shall including Equipment wherever located and whether or not affixed to any real property, and all accessions, accessories, additions, attachments, improvements, modifications and upgrades to, replacements of and substitutions for the foregoing, in each case whether now owned or existing or hereafter acquired.

                  "EQUITY INTEREST" shall mean, collectively, all of the issued and outstanding shares, interests or other equivalents of capital stock of any corporation at any time now or hereafter owned by any Pledgor (including, without limitation, any corporation that is or hereafter becomes a subsidiary of such Pledgor), whether voting or non-voting and whether common or preferred, all partnership, joint venture, limited liability company or other equity interests in any person not a corporation at any time now or hereafter owned by any Pledgor (including, without limitation, any such person that is or hereafter becomes a subsidiary of such Pledgor), all options, warrants and other rights to acquire, and all securities convertible into, any of the foregoing, all rights to receive interest, income, dividends, distributions, returns of capital and other amounts (whether in cash, securities, property, or a combination thereof), and all additional stock, warrants, options, securities, interests and other property, from time to time paid or payable or distributed or distributable in respect of any of the foregoing (but subject to the provisions of SECTION 5.3), including, without limitation, all rights of such Pledgor to receive amounts due and to become due under or in respect of any Investment Agreement or upon the termination thereof, all rights of access to the books and records of any such person, and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of


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



the foregoing, of whatever kind or character (including any tangible or intangible property or interests therein), and whether provided by contract or granted or available under applicable law in connection therewith, including, without limitation, such Pledgor's right to vote and to manage and administer the business of any such person pursuant to any applicable Investment Agreement, together with all certificates, instruments and entries upon the books of financial intermediaries at any time evidencing any of the foregoing, in each case whether now owned or existing or hereafter acquired or arising.

                  "FIXTURES" shall have the meaning ascribed thereto in the Uniform Commercial Code.

                  "GENERAL INTANGIBLES" shall have the meaning ascribed thereto in the Uniform Commercial Code, including, without limitation, all Contracts, all Copyright Collateral, all Patent Collateral, all Trademark Collateral, all domain name registrations, all rights under or evidenced by choses in action or causes of action, all judgments, tax refund claims, claims against carriers and shippers, claims under liens and insurance policies, all rights under security agreements, guarantees, indemnities and other instruments and contracts securing or otherwise relating to any of the foregoing, and all other intangible personal property of every kind and nature, and all accessions, additions, improvements, modifications and upgrades to, replacements of and substitutions for the foregoing, in each case whether now owned or existing or hereafter acquired or arising, but excluding Accounts and excluding leases, contracts and agreements (including, without limitation, Licenses) to the extent excluded from Contracts under the definition of such term herein.

                  "INSTRUMENTS" shall have the meaning ascribed thereto in the Uniform Commercial Code, whether now owned or existing or hereafter acquired, including those evidencing, representing, securing, arising from or otherwise relating to any Accounts, Intercompany Obligations or other Collateral.

                  "INTERCOMPANY OBLIGATIONS" shall mean, collectively, all indebtedness, obligations and other amounts at any time owing to any Pledgor from any of the Borrowers' subsidiaries or affiliates and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness, obligations or other amounts.

                  "INVENTORY" shall have the meaning ascribed thereto in the Uniform Commercial Code, including, without limitation, all goods manufactured, acquired or held for sale or lease, all raw materials, component materials, work-in-progress and finished goods, all supplies, goods and other items and materials used or consumed in the manufacture, production, packaging, shipping, selling, leasing or furnishing of such inventory or otherwise in the operation of the business of such Pledgor, all goods in which such Pledgor now or at any time hereafter has any interest or right of any kind, and all goods that have been returned to or repossessed by or on behalf of such Pledgor, in each case whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Pledgor or is held by such Pledgor or



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



by others for the account of such Pledgor, and in each case whether now owned or existing or hereafter acquired or arising.

                  "INVESTMENT AGREEMENT" shall mean any articles or certificate of incorporation, partnership agreement, joint venture agreement, limited liability company operating agreement, stockholders agreement or other agreement creating, governing or evidencing any Equity Interests and to which any Pledgor is now or hereafter becomes a party, as any such agreement may be amended, modified, supplemented, restated or replaced from time to time.

                  "INVESTMENT PROPERTY" shall have the meaning ascribed thereto in the Uniform Commercial Code.

                  "LICENSE" shall mean any Copyright License, Patent License or Trademark License.

                  "PARTNER OBLIGATIONS" shall have the meaning given to such term in SECTION 6.6.

                  "PATENTS" shall mean, collectively, all of each Pledgor's letters patent, whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, including, without limitation, the inventions described therein, all reissues, continuations, divisions, renewals, extensions, continuations-inpart thereof, in each case whether now owned or existing or hereafter acquired or arising.

                  "PATENT COLLATERAL" shall mean, collectively, all Patents and all Patent Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Patent or Patent License, in each case whether now owned or existing or hereafter acquired or arising.

                  "PATENT LICENSE" shall mean any agreement, whether written or oral, now or hereafter in effect granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, is in existence, or granting to any Pledgor any right to make, use or sell any invention on which property of the type described in the definition of Patent herein, now or hereafter owned by any third party, is in existence, and all rights of any Pledgor under any such agreement.

                  "PERMITTED LIENS" shall have the meaning given to such term in
SECTION 3.2.

                  "PROCEEDS" shall have the meaning given to such term in
SECTION 2.1.

                  "SECURED OBLIGATIONS" shall have the meaning given to such term in SECTION 2.2.

                  "SECURED PARTIES" shall mean the Lender and any assignee thereof.



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



                  "SECURITIES ACT" shall have the meaning given to such term in
SECTION 6.5.

                  "TERMINATION REQUIREMENTS" shall have the meaning given to such term in SECTION 8.3.

                  "TRADEMARKS" shall mean, collectively, all of each Pledgor's trademarks, service marks, trade names, corporate and company names, business names, fictitious business names, service marks, logos, trade dress, trade styles, other source or business identifiers, designs and general intangibles of a similar nature, whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, all renewals and extensions thereof, all rights corresponding thereto, and all goodwill associated therewith or symbolized thereby, in each case whether now owned or existing or hereafter acquired or arising.

                  "TRADEMARK COLLATERAL" shall mean, collectively, all Trademarks and Trademark Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Trademark or Trademark License, in each case whether now owned or existing or hereafter acquired or arising.

                  "TRADEMARK LICENSE" shall mean any agreement, whether written or oral, now or hereafter in effect granting any right to any third party under any Trademark now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, or granting any right to any Pledgor under any property of the type described in the definition of Trademark herein now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement.

                  "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as the same may be in effect from time to time in the State of New York; PROVIDED that if, by reason of applicable law, the validity or perfection of any security interest in any Collateral granted under this Agreement is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, then as to the validity or perfection, as the case may be, of such security interest, "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect in such other jurisdiction.

                  "VEHICLES" shall mean all cars, trucks, trailers, construction and earth moving equipment and other vehicles whether or not covered by a certificate of title law of any state in each case with a minimum book value of at least $25,000 and, in any event, shall include, without limitation, the vehicles listed on Annex J hereto and all appurtenances to any of the foregoing.

                  1.2 OTHER TERMS. All terms in this Agreement that are not capitalized shall have the meanings provided by the Uniform Commercial Code to the extent the same are used or defined therein.

                                   ARTICLE II

                          CREATION OF SECURITY INTEREST

                  2.1 PLEDGE AND GRANT OF SECURITY INTEREST. Each Pledgor hereby pledges, assigns and delivers to the Lender, and grants to the Lender, a Lien upon and security interest in, all of such Pledgor's right, title and interest in and to the following, in each case whether now owned or existing or hereafter acquired or arising or in which such Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the "COLLATERAL"):

                           (i) all Accounts;

                           (ii) all Chattel Paper;

                           (iii) all Contracts;

                           (iv) all Copyright Collateral;

                           (v) all Documents;

                           (vi) all Equipment;

                           (vii) all Equity Interests;

                           (viii) all General Intangibles;

                           (ix) all Instruments and Intercompany Obligations;

                           (x) all Inventory;

                           (xi) all Investment Property;

                           (xii) all Patent Collateral;

                           (xiii) all Trademark Collateral;

                           (xiv) all Vehicles;

                           (xv) to the extent not covered or not specifically
                  excluded by clauses (i) through (xvi) above, all of such Pledgor's other personal property, whether now owned or existing or hereafter arising or acquired; and

                           (xvi) any and all proceeds, as such term is defined
                  in the Uniform Commercial Code, products, rents and profits of



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



                  or from any and all of the foregoing and, to the extent not otherwise included in the foregoing, (w) all payments under any insurance (whether or not the Lender is the loss payee thereunder), indemnity, warranty or guaranty with respect to any of the foregoing Collateral, (x) all payments in connection with any requisition, condemnation, seizure or forfeiture with respect to any of the foregoing Collateral,
                  (y) all claims and rights to recover for any past, present or future infringement or dilution of or injury to any Copyright Collateral, Patent Collateral or Trademark Collateral, and (z) all other amounts from time to time paid or payable under or with respect to any of the foregoing Collateral (collectively, "PROCEEDS").

                  2.2 SECURITY FOR SECURED OBLIGATIONS. This Agreement and the Collateral secure the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all liabilities and obligations of each Pledgor, whether now existing or hereafter incurred, created or arising and whether direct or indirect, absolute or contingent, due or to become due, under, arising out of or in connection with the Credit Agreement, this Agreement, any Pledgor Guaranty, any other guaranty or any of the other Loan Documents to which it is or hereafter becomes a party, and to which the Borrowers and the Lender are parties, including, without limitation (i) in the case of the Borrowers, all Obligations, including, without limitation, all principal of and interest on the Bridge Loans, all fees, expenses, indemnities and other amounts payable by the Borrowers under the Credit Agreement or any other Loan Document (including interest accruing after the filing of a petition or commencement of a case by or with respect to the Borrowers seeking relief under any applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws, whether or not the claim for such interest is allowed in such proceeding), and to which the Borrowers and the Lender or affiliate of the Lender are parties, and (ii) in the case of any Guarantor Pledgor, all of its liabilities and obligations as a Guarantor pursuant to its Pledgor Guaranty in respect of the Obligations; and in each case under (i) and (ii) above, (A) all such liabilities and obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due, and (B) all fees, costs and expenses payable by such Pledgor under SECTION 8.1 (the liabilities and obligations of the Pledgors described in this SECTION 2.2, collectively, the "SECURED OBLIGATIONS").

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  Each Pledgor represents and warrants as follows:

                  3.1 DEFAULTS. Each Pledgor acknowledges that any default in the due observance or performance by it of any covenant, condition or agreement contained herein shall constitute an Event of Default as provided in ARTICLE VIII of the Credit Agreement.



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




                  3.2 OWNERSHIP OF COLLATERAL. Each Pledgor owns, or has valid rights as a lessee or licensee with respect to, all Collateral purported to be pledged by it hereunder, free and clear of any Liens, except for the Liens granted to the Lender pursuant to this Agreement and except for other Liens permitted pursuant to SECTION 7.01 of the Credit Agreement ("Permitted Liens"). No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any government or public office, and no Pledgor has filed or consented to the filing of any such statement or notice, except (i) Uniform Commercial Code financing statements naming the Lender as secured party, (ii) security instruments filed in the U.S. Copyright Office or the U.S. Patent and Trademark Office naming the Lender as secured party and (iii) as may be otherwise permitted by the Credit Agreement.

                  3.3 SECURITY INTERESTS; FILINGS. This Agreement, together with
(i) the filing of duly completed and executed Uniform Commercial Code financing statements (A) naming each Pledgor as debtor, (B) naming the Lender as secured party, and (C) describing the Collateral, in the jurisdictions set forth with respect to such Pledgor on ANNEX B hereto, (ii) the filing of duly completed and executed assignments in the forms set forth as EXHIBITS B, C and D with the U.S. Copyright Office or the U.S. Patent and Trademark Office, and EXHIBIT E with Network Solutions, Inc. or its successor entity administering any domain name registrations affected by this Agreement, as appropriate, with regard to federally registered Copyright Collateral, Patent Collateral, Trademark Collateral and Domain Names of each Pledgor, as the case may be, (iii) the registration of transfer thereof to the Lender on the issuer's books or the execution by the issuer of a control agreement satisfying the requirements of
Section 8-106 (or its successor provision) of the Uniform Commercial Code with regard to uncertificated securities and security entitlements included in the Collateral, and (iv) the delivery to the Lender of all certificated securities and Instruments included in the Collateral together with undated stock powers duly executed in blank, creates, and at all times shall constitute, a valid and perfected security interest in and Lien upon the Collateral in favor of the Lender, to the extent that Articles 8 and 9 of the Uniform Commercial Code are applicable thereto, superior and prior to the rights of all other persons therein (except for Permitted Liens), and no other or additional filings, registrations, recordings or actions are or shall be necessary or appropriate in order to maintain the perfection and priority of such Lien and security interest, other than actions required with respect to Collateral of the types excluded from Article 9 of the Uniform Commercial Code or from the filing requirements under Article 9 by reason of Section 9-104 or 9-302 of the Uniform Commercial Code and other than continuation statements required under the Uniform Commercial Code.

                  3.4 LOCATIONS. ANNEX C lists, as to each Pledgor, (i) the addresses of its chief executive office, each other place of business and for any Pledgor which is organized under the laws of any state, its state of registration, (ii) the address of each location of all original invoices, ledgers, chattel paper, Instruments and other records or information evidencing or relating to the Collateral of such Pledgor, and (iii) the address of each location at which any Equipment or Inventory owned by such Pledgor is kept or maintained, in each instance except for any new locations established in accordance with the provisions of SECTION 4.2. Except as may be



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



otherwise noted therein, all locations identified in ANNEX C are leased by the applicable Pledgor. No Pledgor presently conducts business under any prior or other corporate or company name or under any trade of fictitious names, except as indicated beneath its name on ANNEX C, and no Pledgor has entered into any contract or granted any Lien within the past five years under any name other than its legal name or a trade or fictitious name indicated on ANNEX C. Each trade or fictitious name is a trade name and style (and not the name of an independent corporation or other legal entity) by which a Pledgor may identify and sell certain of its goods or services and conduct a portion of its business; all related Accounts are owned solely by the applicable Pledgors and are subject to the Liens and other terms of this Agreement; and any dispute which may arise with Customers with respect to the products invoiced under the name of any trade or fictitious name are subject to the terms of this Agreement as though such trade or fictitious name did not exist.

                  3.5 AUTHORIZATION; CONSENT. No authorization, consent or approval of, or declaration or filing with, any Governmental Authority (including, without limitation, any notice filling with state tax or revenue authorities required to be made by account creditors in order to enforce any Accounts in such state) is required for the valid execution, delivery and performance by any Pledgor of this Agreement, the grant by it of the Lien and security interest in favor of the Lender provided for herein, or the exercise by the Lender of its rights and remedies hereunder, except for (i) the filings described in Section 3.3, (ii) in the case of Accounts owing from any federal governmental agency or authority, the filing by the Lender of a notice of assignment in accordance with the federal Assignment of Claims Act of 1940, as amended, and (iii) in the case of Equity Interests, such filings and approvals as may be required in connection with a disposition of any such Collateral by laws affecting the offering and sale of securities generally.

                  3.6 NO RESTRICTIONS. There are no statutory or regulatory restrictions, prohibitions or limitations on any Pledgor's ability to grant to the Lender a Lien upon and security interest in the Collateral pursuant to this Agreement or (except for the provisions of the federal Anti-Assignment Act and Anti-Claims Act, as amended) on the exercise by the Lender of its rights and remedies hereunder (including any foreclosure upon or collection of the Collateral), and there are no contractual restrictions on any Pledgor's ability so to grant such Lien and security interest.

                  3.7 ACCOUNTS. (i) All Accounts owned by the Pledgors on the Closing Date constitute bona fide Receivables arising in the ordinary course of business, the amount of which is actually owing and payable to the Pledgors in the ordinary course of business, subject to no defense, claim of disability, counterclaim or offset with respect thereto. All such Accounts, net of a bad debt reserve determined in accordance with generally accepted accounting principles, are collectible in accordance with their terms.

                           (ii) Each Account arising after the Closing Date
shall be on the date of its creation a good and valid account representing an undisputed bona fide indebtedness incurred or an amount indisputably owed by the Customer therein named, for a fixed sum, to the extent, set forth in the invoice relating thereto, with respect to an absolute sale and delivery upon the



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



specified terms of goods sold by such Pledgor, or work, labor and/or services theretofore rendered by such Pledgor.

                  3.8 EQUITY INTERESTS. As of the date hereof, the Equity Interests required to be pledged hereunder by each Pledgor that owns any Equity Interests consist of the number and type of shares of capital stock (in the case of issuers that are corporations) or the percentage and type of other Equity Interests (in the case of issuers other than corporation) as described beneath such Pledgor's name in ANNEX A. All of the Equity Interests have been duly and validly issued and are fully paid and nonassessable (or, in the case of partnership, limited liability company or similar Equity Interests, not subject to any capital call or other additional capital requirement) and not subject to any preemptive rights, warrants, options or similar rights or restrictions in favor of third parties or any contractual or other restrictions upon transfer other than as may be permitted under the Credit Agreement.

                  3.9 INTELLECTUAL PROPERTY. ANNEXES D, E, F and G correctly set forth all registered Copyrights, Patents, Trademarks and Domain Names owned by any Pledgor as of the date hereof and used or proposed to be used in its business. Each such Pledgor owns or possesses the valid right to use all Copyrights, Patents, Trademarks and Domain Names; all registrations therefor have been validly issued under applicable law and are in full force and effect; all applicable material maintenance fees, affidavits and other filings or payments are current and shall remain current throughout the duration of this Agreement; no claim has been made in writing or, to the knowledge of such Pledgor, orally, that any of such Copyrights, Patents, Trademarks and Domain Names is invalid or unenforceable or violates or infringes the rights of any other person, and there is no such violation or infringement in existence; and to the knowledge of such Pledgor, no other person is presently infringing upon the rights of such Pledgor with regard to any such Copyrights, Patents, Trademarks and Domain Names.

                  3.10 DOCUMENTS OF TITLE. No material bill of lading, warehouse receipt or other document or instrument of title is outstanding with respect to any Collateral other than Vehicles and other than Inventory in transit in the ordinary course of business to a location set forth on ANNEX C or to a Customer of a Pledgor.

                                   ARTICLE IV

                                    COVENANTS

                  4.1 USE AND DISPOSITION OF COLLATERAL. So long as no Event of Default shall have occurred and be continuing, each Pledgor may, in any lawful manner not inconsistent with the provisions of this Agreement and the other Loan Documents, use, control and manage the Collateral in the operation of its businesses, and receive and use the income, revenue and profits arising therefrom and the Proceeds thereof, in the same manner and with the same effect as if this Agreement had not been made; PROVIDED, HOWEVER, that no Pledgor will sell or otherwise dispose of, grant any option with respect to, or grant any


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



Lien with respect to or otherwise encumber any of the Collateral or any interest therein, except for the security interest created in favor of the Lender hereunder and except as may be otherwise expressly permitted in accordance with the terms of this Agreement and the Credit Agreement (including any applicable provisions therein regarding delivery of proceeds of sale or disposition to the Lender).

                  4.2 CHANGE OF NAME, LOCATIONS, ETC. No Pledgor will (i) change its name, identity or corporate structure, operate under any trade or fictitious name other than as listed on ANNEX C, or, if applicable, the state in which it is registered. (ii) change its chief executive office from the location thereof listed on ANNEX C, (iii) remove any Collateral (other than goods in transit), or any books, records or other information relating to Collateral, from the applicable location thereof listed on ANNEX C, or keep or maintain any Collateral at a location not listed on ANNEX C, unless in each case such Pledgor has (A) given thirty (30) days' prior written notice to the Lender of its intention to do so, together with information regarding any such new location and such other information in connection with such proposed action as the Lender may reasonably request, and (B) delivered to the Lender thirty (30) days prior to any such change or removal such documents, instruments and financing statements as may be required by the Lender, all in form and substance satisfactory to the Lender, paid all necessary filing and recording fees and taxes, and taken all other actions reasonably requested by the Lender (including, at the request of the Lender, delivery of opinions of counsel reasonably satisfactory to the Lender to the effect that all such actions have been taken), in order to perfect and maintain the Lien upon and security interest in the Collateral provided for herein in accordance with the provisions of SECTION 3.3.

                  4.3 RECORDS; INSPECTION.

                  (a) In addition to the rights of inspection of the Lender under SECTION 6.08 of the Credit Agreement, each Pledgor shall, from time to time at such times as may be reasonably requested and upon reasonable notice, to the extent permitted under SECTION 6.08 of the Credit Agreement, make available to the Lender for inspection and review at such Pledgor's offices copies of all invoices and other documents and information relating to the Collateral (including, without limitation, itemized schedules of all collections of Accounts, showing the name of each account debtor, the amount of each payment and such other information as the Lender shall reasonably request). At the request of the Lender, each Pledgor will legend, in form and manner satisfactory to the Lender, the books, records and materials evidencing or relating to the Collateral with an appropriate reference to the fact that the Collateral has been assigned to the Lender and that the Lender has a security interest therein. The Lender shall have the right to make test verifications of Accounts in any reasonable manner and through any reasonable medium, and each Pledgor agrees to furnish all such reasonable, assistance and information as the Lender may require in connection therewith, PROVIDED, that, so long as no Event of Default shall have occurred and be continuing, any such verification shall be conducted in the name of the Pledgor or in such other manner so as not to disclose the Lender's identity or interest in the Collateral.



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



                  4.4 INSTRUMENTS. Each Pledgor agrees that if any Intercompany Obligations, Accounts or other Collateral shall at any time be evidenced by a promissory note, chattel paper or other Instrument, the same shall promptly be duly endorsed to the order of the Lender and delivered to the Lender to be held as Collateral hereunder.

                  4.5 EQUIPMENT. Each Pledgor will, in accordance with sound business practices, maintain all Equipment used by it in its business (other than obsolete Equipment) in good repair, working order and condition (normal wear and tear and immaterial impairments of value and damage by the elements excepted) and make all necessary repairs and replacements thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved. Each Pledgor shall use commercially reasonable efforts to preclude any Equipment from becoming a fixture to any real property (other than real property the fee interest in which is subject to a deed of trust or mortgage in favor of the Lender).

                  4.6 INTELLECTUAL PROPERTY.

                           (a) Each Pledgor will, at its own expense, execute and deliver on the Closing Date, fully completed assignments in the forms of EXHIBITS B, C and D, as applicable, in the U.S. Copyright Office or the U.S. Patent and Trademark Office pursuant to 35 U.S.C. ss.261, 15 U.S.C. ss.1060 or 17 U.S.C. ss.205, as applicable, with regard to any Copyright Collateral, Patent Collateral or Trademark Collateral, and with Network Solutions, Inc., in the form of EXHIBIT E with respect to any Domain Name, as the case may be, described in ANNEXES D, E, F and G hereto. In the event that after the date hereof any Pledgor shall acquire any registered Copyright, Patent, Trademark or Domain Name or effect any registration of any such Copyright, Patent, Trademark or Domain Names, or file any application for registration thereof, whether within the United States or any other country or jurisdiction, such Pledgor shall promptly furnish written notice thereof to the Lender together with information sufficient to permit the Lender, upon its receipt of such notice, to (and each Pledgor hereby authorizes the Lender to) modify this Agreement, as appropriate, by amending ANNEX D, E, F or G hereto or to add additional exhibits hereto to include any Copyright, Patent, Trademark or Domain Name that becomes part of the Collateral under this Agreement, and such Pledgor shall additionally, at its own expense, execute and deliver, as promptly as possible (but in any event within 10 days) after the date of such acquisition, registration or application, as applicable, with regard to United States Copyrights, Patents, Trademarks and Domain Names, fully completed assignments in the forms of EXHIBITS B, C, D and E, as applicable, together in all instances with any other agreements, instruments and documents that the Lender may reasonably request from time to time to further effect and confirm the assignment and security interest created by this Agreement in such Copyrights, Patents, Trademarks and Domain Names, and each Pledgor hereby appoints the Lender its attorney-in-fact to, upon the occurrence and the continuance of an Event of Default, to execute, deliver and record any and all such agreements, instruments and documents for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed and such power, being coupled with an interest, shall be irrevocable for so long as this Agreement shall be in effect with respect to such Pledgor. In that connection, each Pledgor shall also execute and deliver on the Closing Date such number of Special Powers of Attorney in the form of Annex I hereto as may be reasonably requested by the Lender.

                  (b) Each Pledgor (either itself or through its licensees or its sublicensees) will, for each material Trademark used in the conduct of its business, use its commercially reasonable efforts to (i) maintain such Trademark in full force and effect, free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal registration to the extent required by applicable law, (iv) take appropriate and reasonable steps to police and defend such Trademark and prevent or arrest infringement, dilution or other harm to such Trademark and (v) not knowingly use or knowingly permit the use of such Trademark in violation of any third-party rights.

                  (c) Each Pledgor (either itself or through its licensees or sublicensees) will refrain from committing any act, or omitting any act, whereby any material Patent used in the conduct of such Pledgor's business may become invalidated or dedicated to the public, and shall continue to mark any products covered by a material Patent with the relevant patent number as required by applicable patent laws.

                  (d) Each Pledgor (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as required under applicable copyright laws.

                  (e) Each Pledgor shall notify the Lender immediately if it knows or has reason to know that any material Patent, Trademark or Copyright used in the conduct of its business may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the U.S. Patent and Trademark Office, U.S. Copyright Office or any court) regarding, such Pledgor's ownership of any material Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

                  (f) Each Pledgor will take all necessary steps that are consistent with the practice in any proceeding before the U.S. Patent and Trademark Office, U.S. Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each application relating to any material Patents, Trademarks or Copyrights (and to obtain the relevant grant or registration) and to maintain each registration of any Patents, Trademarks and Copyrights used in the conduct of such Pledgor's business, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and maintenance fees, and, if consistent with sound business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

                  (g) In the event that any Collateral consisting of a material Patent, Trademark or Copyright used in the conduct of any Pledgor's business is believed infringed, misappropriated or diluted by a third party, such Pledgor shall notify the Lender promptly after it learns thereof and shall, if consistent with sound business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

                  (h) Upon the occurrence and during the continuance of any Event of Default, each Pledgor shall use its commercially reasonable efforts to obtain all requisite consents or approvals from the licensor of each License included within the Copyright Collateral, Patent Collateral or Trademarks Collateral to effect the assignment of all of such Pledgor's right, title and interest thereunder to the Lender or its designee.

                  4.7 DELIVERY OF COLLATERAL. All certificates or instruments representing or evidencing any material Accounts, Intercompany Obligations, Equity Interests or other Collateral shall be delivered to and held by or on behalf of the Lender pursuant hereto, shall be in form suitable for transfer by delivery and shall be delivered together with undated stock powers duly executed in blank, appropriate endorsements or other necessary instruments of registration, transfer or assignment, duly executed and in form and substance satisfactory to the Lender, and in each case such other instruments or documents as the Lender may reasonably request.

                  4.8 PROTECTION OF SECURITY INTEREST. Each Pledgor agrees that it will use commercially reasonable efforts, at its own cost and expense, to take any and all actions necessary to warrant and defend the right, title and interest of the Lender and Secured Parties in and to the Collateral against the claims and demands of all other persons.

                                    ARTICLE V

                 CERTAIN PROVISIONS RELATING TO EQUITY INTERESTS

                  5.1 OWNERSHIP; AFTER-ACQUIRED EQUITY INTERESTS.

                  (a) Except to the extent otherwise expressly permitted by or pursuant to the Credit Agreement, each Pledgor will cause the Equity Interests pledged by it hereunder to constitute at all times 100% of the capitals stock or other Equity Interests in each issuer held by such Pledgor thereof, such that the issuer thereof shall be a wholly owned subsidiary of such Pledgor, and unless the Lender shall have given its prior written consent, no Pledgor will cause or permit any such issuer to issue or sell any new capital stock, any warrants, options or rights to acquire the same, or other Equity Interests of any nature to any person other than such Pledgor, or cause, permit or consent to the admission of any other person as a stockholder, partner or member of any such issuer.

                  (b) If any Pledgor shall, at any time and from time to time after the date hereof, acquire any additional capital stock or other Equity Interests in any person of the types described in the definition of the term "EQUITY INTERESTS," the same shall be automatically deemed to be Equity Interests, and to be pledged to the Lender pursuant to SECTION 2.1, and such Pledgor will forthwith pledge and deposit the same with the Lender and deliver to the Lender any certificates or instruments therefor, together with the endorsement of such Pledgor (in the case of any promissory notes or other Instruments), undated stock powers (in the case of Equity Interests evidenced by certificates) or other necessary instruments of transfer or assignment, duly executed in blank and in form and substance satisfactory to the Lender, together with such other certificates and instruments as the Lender may reasonably request (including Uniform Commercial Code financing statements or appropriate amendments thereto), and will promptly thereafter deliver to the Lender a fully completed and duly executed amendment to this Agreement in the form of EXHIBIT A (each, a "PLEDGE AMENDMENT") in respect thereof. Each Pledgor hereby authorizes the Lender to attach each such Pledge Amendment to this Agreement, and agrees that all such Collateral listed on any Pledge Amendment shall for all purposes be deemed Collateral hereunder and shall be subject to the provisions hereof; PROVIDED that the failure of any Pledgor to execute and deliver any Pledge amendment with respect to any such additional Collateral as required hereinabove shall not impair the security interest of the Lender in such Collateral or otherwise adversely, affect the rights and remedies of the Lender hereunder with respect thereto.

                  (c) If any Equity Interests (whether now owned or hereafter acquired) included in the Collateral are "UNCERTIFICATED SECURITIES" within the meaning of the Uniform Commercial Code or are otherwise not evidenced by any certificate or instrument, each applicable Pledgor will promptly notify the Lender thereof and will promptly take and cause to be taken, and will (if the issuer of such uncertificated securities is a person other than a subsidiary of the Borrowers) use its best efforts to cause the issuer to take, all actions required under ARTICLES 8 and 9 of the Uniform Commercial Code and any other applicable law, to enable the Lender to acquire "CONTROL" of such uncertificated securities (within the meaning of such term under Section 8-106 (or its successor provision) of the Uniform Commercial Code) and as may be otherwise necessary or deemed appropriate by the Lender to perfect the security interest of the Lender therein.

                  5.2 VOTING RIGHTS. So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise all voting and other consensual rights pertaining to its Equity Interests (subject to its obligations under SECTION 5.1), and for that purpose the Lender will execute and deliver or cause to be executed and delivered to each applicable Pledgor all such proxies and other instruments as such Pledgor may reasonably request in writing to enable the Pledgor to exercise such voting and other consensual rights; PROVIDED, HOWEVER, that no Pledgor will cast any vote, give any consent, waiver or ratification, or take or fall to take any action, in any manner that would, or could reasonably be expected to, violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement or any other Loan Document, or have the effect of impairing the position or interests of the Lender or any other Secured Party.

                  5.3 DIVIDENDS AND OTHER DISTRIBUTIONS. So long as no Event of Default shall have occurred and be continuing (or would occur as a result thereof), and except as provided otherwise herein, all interest, income, dividends, distributions and other amounts payable in cash in respect of the Equity Interests may be paid to and retained by the Pledgors; PROVIDED, HOWEVER, that all such interest, income, dividends, distributions and other amounts shall, at all times after the occurrence and during the continuance of an Event of Default, be paid to the Lender and retained by it as part of the Collateral (except to the extent applied upon receipt to the repayment of the Secured Obligations). The Lender shall also be entitled at all times (whether or not during the continuance of an Event of Default) to receive directly, and to retain as part of the Collateral, (i) all interest, income, dividends, distributions or other amounts paid or payable in cash or other property in respect of any Equity Interests in connection with the dissolution, liquidation, recapitalization or reclassification of the capital of the applicable issuer to the extent representing an extraordinary, liquidating or other distribution in return of capital, (ii) all additional Equity Interests or other securities or property (other than cash) paid or payable or distributed or distributable in respect of any Equity Interests in connection with any noncash dividend, distribution, return of capital, spin-off, stock split, split-up, reclassification, combination of shares or interests or similar rearrangement, and (iii) without affecting any restrictions against such actions contained in the Credit Agreement, all additional Equity Interests or other securities or property (including cash) paid or payable or distributed or distributable in respect of any Equity Interests in connection with any consolidation, merger, exchange of securities, liquidation or other reorganization. All interest, income, dividends, distributions or other amounts that are received by any Pledgor in violation of the provisions of this Section shall be received in trust for the benefit of the Lender, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Lender as Collateral in the same form as so received (with any necessary endorsements).

                                   ARTICLE VI

                                    REMEDIES

                  6.1 REMEDIES. If an Event of Default shall have occurred and be continuing, the Lender shall be entitled to exercise in respect of the Collateral all of its rights, powers and remedies provided for herein or otherwise available to it under any other Loan Document, by law, in equity or otherwise, including all rights and remedies of a secured party under the Uniform Commercial Code, and shall be entitled in particular, but without limitation of the foregoing, to exercise the following rights, which each Pledgor agrees to be commercially reasonable:

                  (a) To notify any or all account debtors or obligors under any Accounts, Contracts or other Collateral of the security interest in favor of the

Lender created hereby and to direct all such persons to make payments of all amounts due thereon or thereunder directly to the Lender or to an account designated by the Lender; and in such instance and from and after such notice, all amounts and Proceeds (including wire transfers, checks and other instruments) received by any Pledgor in respect of any Accounts, Contracts or other Collateral shall be received in trust for the benefit of the Lender hereunder, shall be segregated from the other funds of such Pledgor and shall be forthwith deposited into such account or paid over or delivered to the Lender in the same form as so received (with any necessary endorsements or assignments), to be held as Collateral and applied to the Secured Obligations as provided herein; and by this provision, each Pledgor irrevocably authorizes and directs each Person who is or shall be a party to or liable for the performance of any Contract, upon receipt of notice from the Lender to the effect that an Event of Default has occurred and is continuing, to attorn to or otherwise recognize the Lender as owner under such Contract and to pay, observe and otherwise perform the obligations under such Contract to or for the Lender or the Lender's designee as though the Lender or such designee were such Pledgor named therein, and to do so until otherwise notified by the Lender;

                  (b) To take possession of, receive, endorse, assign and deliver, in its own name or in the name of any Pledgor, all checks, notes, drafts and other instruments relating to any Collateral, including receiving, opening and properly disposing of all mail addressed to any Pledgor concerning Accounts and other Collateral and to notify the appropriate postal authority to change the mailing or delivery address of such mail; to verify with account debtors or other contract parties the validity, amount or any other matter relating to any Accounts or other Collateral, in its own name or in the name of any Pledgor; to accelerate any indebtedness or other obligation constituting Collateral that may be accelerated in accordance with its terms; to take or bring all actions and suits deemed necessary or appropriate to effect collections and to enforce payment of any Accounts or other Collateral; to settle, compromise or release in whole or in part any amounts owing on Accounts or other Collateral; and to extend the time of payment of any and all Accounts or other amounts owing under any Collateral and to make allowances and adjustments with respect thereto, all in the same manner and to the same extent as any Pledgor might have done;

                  (c) To transfer to or register in its name or the name of any of its agents or nominees all or any part of the Collateral, without notice to any Pledgor and with or without disclosing that such Collateral is subject to the security interest created hereunder;

                  (d) To require any Pledgor to, and each Pledgor hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or any part of the Collateral as directed by the Lender and make it available to the Lender at a place designated by the Lender;

                  (e) To enter and remain upon the premises of any Pledgor and take possession of all or any part of the Collateral, with or without judicial process; to use the materials, services, books and records of any Pledgor for the purpose of liquidating or collecting the Collateral, whether by foreclosure, auction or otherwise; and to remove the same to the premises of the

Lender or any designated agent for such time as the Lender may desire, in order to effectively collect or liquidate the Collateral;

                  (f) To exercise (i) all voting, consensual and other rights and powers pertaining to the Equity Interests (whether or not transferred into the name of the Lender), at any meeting of shareholders, partners, members or otherwise, and (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Equity Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Equity Interests upon the merger, consolidation, reorganization, reclassification, combination of shares or interests, similar rearrangement or other similar fundamental change in the structure of the applicable issuer, or upon the exercise by any Pledgor or the Lender of any right, privilege or option pertaining to such Equity Interests), and in connection therewith, the right to deposit and deliver any and all of the Equity Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine, and give all consents, waivers and ratifications in respect of the Equity Interests, all without liability except to account for any property actually received by it, but the Lender shall have no duty to exercise any such right, privilege or option or give any such consent, waiver or ratification and shall not be responsible for any failure to do so or delay in so doing; and for the foregoing purposes each Pledgor will promptly execute and deliver or cause to be executed and delivered to the Lender, upon request, all such proxies and other instruments as the Lender may reasonably request to enable the Lender to exercise such rights and powers; AND IN FURTHERANCE OF THE FOREGOING AND WITHOUT LIMITATION THEREOF, EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE AGENT AS THE TRUE AND LAWFUL PROXY AND ATTORNEYIN-FACT OF SUCH PLEDGOR, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES, TO EXERCISE ALL SUCH VOTING, CONSENSUAL AND OTHER RIGHTS AND POWERS TO WHICH ANY HOLDER OF ANY INVESTMENTS WOULD BE ENTITLED BY VIRTUE OF HOLDING THE SAME, WHICH PROXY AND POWER OF ATTORNEY, BEING COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL BE EFFECTIVE FOR SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT;

                  (g) To sell, resell, assign and deliver, in its sole discretion, all or any of the Collateral, in one or more parcels, on any securities exchange on which any Equity Interests may be listed, at public or private sale, at any of the Lender's offices or elsewhere, for cash, upon credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Lender may deem satisfactory. If any of the Collateral is sold by the Lender upon credit or for future delivery, the Lender shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Lender may resell such Collateral. In no event shall any Pledgor be credited with any part of the Proceeds of sale of any Collateral until and to the extent cash payment in respect thereof has actually been received by the Lender. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of any Pledgor, and each Pledgor hereby expressly waives all rights of redemption, stay or appraisal, and all rights to require the Lender to marshal any assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations, that it has or may have under any rule of law or statute now existing or hereafter adopted. No demand, presentment, protest, advertisement or notice of any kind (except any notice required by law, as referred to below), all of which are hereby expressly waived by each Pledgor, shall be required in connection with any sale or other disposition of any part of the Collateral. If any notice of a proposed sale or other disposition of any part of the Collateral shall be required under applicable law, the Lender shall give the applicable Pledgor at least ten (10) days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice each Pledgor agrees is commercially reasonable. The Lender shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each public sale and, to the extent permitted by applicable law, upon each private sale, the Lender may purchase all or any of the Collateral being sold, free from any equity, right of redemption or other claim or demand, and may make payment therefor by endorsement and application (without recourse) of the Secured Obligations in lieu of cash as a credit on account of the purchase price for such Collateral; and

                  (h) To transfer or register in its name or in the names of any of its agents or nominees, all or any part of the Domain Names, without notice to any Pledgor and with or without disclosing that such Collateral is subject to the security interest created hereunder, by using the Registrant Name Change Agreement, attached as ANNEX A to the Grant of Security Interest in Domain Name Registrations previously delivered by the applicable Pledgor to the Lender pursuant to SECTION 4.11(A).

                  6.2 APPLICATION OF PROCEEDS.

                  (a) All Proceeds collected by the Lender upon any sale, other disposition of or realization upon any of the Collateral, together with all other moneys received by the Lender hereunder, shall be applied as follows:

                      FIRST, to the payment of all reasonable costs and expenses incurred by the Lender in connection with such collection or sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, those under SECTION 8.1, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Lender hereunder on behalf of the Pledgors and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                      SECOND, pro rata to the payment in full of principal and interest in respect of any Bridge Loans outstanding;

                      THIRD, pro rata to the payment in full of all Secured Obligations (other than those referred to above) owed to the Lender; and

                      FOURTH, to the Pledgors, their successors and assigns, or as a court of competent jurisdiction may otherwise direct.

                  (b) Each Pledgor shall remain liable to the extent of any deficiency between the amount of all Proceeds realized upon sale or other disposition of the Collateral pursuant to this Agreement and the aggregate amount of Secured Obligations. Upon any sale of any Collateral hereunder by the Lender (whether by virtue of the power of sale herein granted, pursuant to judicial proceeding, or otherwise), the receipt of the Lender or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Lender or such officer or be answerable in any way for the misapplication thereof.

                  6.3 GRANT OF LICENSE. Each Pledgor hereby grants to the Lender an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Pledgor) to use, license or sublicense any Patent Collateral, Trademark Collateral or Copyright Collateral now owned or licensed or hereafter acquired or licensed by such Pledgor, wherever the same may be located throughout the world, for such term or terms, on such conditions and in such manner as the Lender shall determine, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license or sublicense by the Lender shall be exercised, at the option of the Lender, and only upon the occurrence and during the continuation of an Event of Default; PROVIDED that any license, sublicense or other transaction entered into by the Lender in accordance herewith shall be binding upon each applicable Pledgor notwithstanding any subsequent cure of an Event of Default.

                  6.4 REGISTRATION; PRIVATE SALES.

                  (a) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws as in effect from time to time, the Lender may be compelled, with respect to any sale of all or any part of the Equity Interests conducted without registration or qualification under the Securities Act and such state securities laws, to limit purchasers to any one or more persons who will represent and agree, among other things, to acquire such Equity Interests for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be made in such manner and under such circumstances as the Lender may deem necessary or advisable in its sole and absolute discretion, including at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and agrees that the Lender shall have no obligation to conduct any public sales and no obligation to delay the sale of any Equity Interests for the period of time necessary to permit its registration for public sale under the Securities Act and applicable state securities laws, and shall not have any responsibility or liability as a result of its election so not to conduct any such public sales or delay the sale of any Equity Interests, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after such registration. Each Pledgor hereby waives any claims against the Lender or any other Secured Party arising by reason of the fact that the price at which any Equity Interests may have been sold at any private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Lender accepts the first offer received and does not offer such Equity Interests to more than one offeree.

                  (b) Each Pledgor agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Lender and the other Secured Parties, that the Lender and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgors.

                  6.5 THE PLEDGORS REMAIN LIABLE. Notwithstanding anything herein to the contrary, (i) each Pledgor shall remain liable under all Contracts to which it is a party included within the Collateral (including, without limitation, all Investment Agreements) to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Lender of any of its rights or remedies hereunder shall not release any Pledgor from any of its obligations under any of such Contracts, and
(iii) except as specifically provided for hereinbelow, neither the Lender nor any other Secured Party shall have any obligation or liability by reason of this Agreement under any of such Contracts, nor shall the Lender or any Lender be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. This Agreement shall not in any way be deemed to obligate the Lender, any other Secured Party or any purchaser at a foreclosure sale under this Agreement to assume any of a Pledgor's obligations, duties or liabilities under any Investment Agreement, including, without limitation, any Pledgor's obligations, if any, to manage the business and affairs of the applicable partnership, joint venture, limited liability company, limited liability partnership or other issuer (collectively, the "PARTNER OBLIGATIONS"), unless the Lender or such other Secured Party or purchaser otherwise agrees in writing to assume any or all of such Partner Obligations. In the event of foreclosure by the Lender hereunder, then except as provided in the preceding sentence, each applicable Pledgor shall remain bound and obligated to perform its Partner Obligations and neither the Lender nor any other Secured Party shall be deemed to have assumed any Partner Obligations. In the event the Lender, any other Secured Party or any purchaser at a foreclosure sale elects to become a substitute partner or member in place of a Pledgor, the party making such election shall adopt in writing such Investment Agreement and agree to be bound by the terms and provisions thereof; and subject to the execution of such written agreement, each Pledgor hereby irrevocably consents in advance to the admission of the Lender, any other Secured Party or any such purchaser as a substitute partner or member to the extent of the Equity Interests acquired pursuant to such sale, and agrees to execute any documents or instruments and take any other action as may be necessary or as may be reasonably requested in connection therewith. The powers, rights and remedies conferred on the Lender hereunder are solely to protect its interest and privilege in such Contracts, as Collateral, and shall not impose any duty upon it to exercise any such powers, rights or remedies.

                  6.6 WAIVERS. Each Pledgor, to the greatest extent not prohibited by applicable law, hereby (i) agrees that it will not invoke, claim or assert the benefit of any rule of law or statute now or hereafter in effect (including, without limitation, any right to prior notice or judicial hearing in connection with the Lender's possession, custody or disposition of any Collateral or any appraisal, valuation, stay, extension, moratorium or redemption law), or take or omit to take any other action, that would or could reasonably be expected to have the effect of delaying, impeding or preventing the exercise of any rights and remedies in respect of the Collateral, the absolute sale of any of the Collateral or the possession thereof by any purchaser at any sale thereof, and waives the benefit of all such laws and further agrees that it will not hinder, delay or impede the execution of any power granted hereunder to the Lender, but that it will permit the execution of every such power as though no such laws were in effect, (ii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to require the Lender to marshal any Collateral or other assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations, and (iii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to demand, presentment, protest, advertisement or notice of any kind (except notices expressly provided for herein).

                                   ARTICLE VII

                                   THE LENDER

                  7.1 FURTHER ASSURANCES; ATTORNEY-IN-FACT.

                  (a) Each Pledgor agrees that it will join with the Lender to execute and, at its own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents and instruments in such offices as the Lender may reasonably deem necessary or appropriate, and wherever required or permitted by law, in order to perfect and preserve the Lender's security interest in the Collateral, and hereby authorizes the Lender to file financing statements and amendments thereto relating to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things (including, without limitation, making any notice filings with state tax or revenue authorities required to be made by account creditors in order to enforce any Accounts in such state) and to execute and deliver to the Lender such additional conveyances, assignments, agreements and instruments as the Lender may reasonably require or deem advisable to perfect, establish, confirm and maintain the security interest and Lien provided for herein, to carry out the purposes of this Agreement or to further assure and confirm unto the Lender its rights, powers and remedies hereunder.

                  (b) Each Pledgor hereby irrevocably appoints the Lender its lawful attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, the Lender or otherwise, and with full power of substitution in the premises (which power of attorney, being coupled with an interest, is irrevocable for so long as this Agreement shall be in effect), from time to time in the Lender's discretion after the occurrence and during the continuance of an Event of Default (except for the actions described in clause (i) below which may be taken by the Lender without regard to whether an Event of Default has occurred) to take any action and to execute any instruments that the Lender may deem necessary or advisable to accomplish the purpose of this Agreement, including, without limitation:

                           (i) to sign the name of such Pledgor on any financing
                  statement, continuation statement, notice or other similar document that, in the Lender's opinion, should be made or filed in order to perfect or continue perfected the security interest granted under this Agreement;

                           (ii) to ask, demand, collect, sue for, recover,
                  compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                           (iii) to receive, endorse and collect any checks,
                  drafts, instruments, chattel paper and other orders for the payment of money made payable to such Pledgor representing any interest, income, dividend, distribution or other amount payable in respect of any of the Collateral and to give full discharge for the same;

                           (iv) to obtain, maintain and adjust any property or
                  casualty insurance required to be maintained by such Pledgor under SECTION 4.10 and direct the payment of proceeds thereof to the Lender;

                           (v) to pay or discharge taxes, Liens or other
                  encumbrances levied or placed on or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Lender in its sole discretion, any such payments made by the Lender to become Secured Obligations of the Pledgors to the Lender, due and payable immediately and without demand;

                           (vi) to file any claims or take any action or
                  institute any proceedings that the Lender may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral; and

                           (vii) to use, sell, assign, transfer, pledge, make
                  any agreement with respect to or otherwise deal with any and all of the Collateral as fully and completely as though the Lender were the absolute owner of the Collateral for all purposes, and to do from time to time, at the Lender's option and the Pledgors' expense, all other acts and things deemed necessary by the Lender to protect, preserve or realize upon the Collateral and to more completely carry out the purposes of this Agreement.

                  (c) If any Pledgor fails to perform any covenant or agreement contained in this Agreement after written request to do so by the Lender (PROVIDED that no such request shall be necessary at any time after the occurrence and during the continuance of an Event of Default), the Lender may itself perform, or cause the performance of, such covenant or agreement and may take any other action that it deems necessary and appropriate for the maintenance and preservation of the Collateral or its security interest therein, and the reasonable expenses so incurred in connection therewith shall be payable by the Pledgors under SECTION 8.1.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  8.1 INDEMNITY AND EXPENSES. The Pledgors agree jointly and severally:

                  (a) To indemnify and hold harmless the Lender, each other Secured Party and each of their respective directors, officers, employees, agents and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, reasonable attorneys' fees and expenses) in any way arising out of or in connection with this Agreement, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified; and

                  (b) To pay and reimburse the Lender upon demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) that the Lender may incur in connection with (i) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, (ii) the exercise or enforcement of any rights or remedies granted hereunder (including, without limitation, under ARTICLE VI), under any of the other Loan Documents or otherwise available to it (whether at law, in equity or otherwise), or (iii) the failure by any Pledgor to perform or observe any of the provisions hereof. The provisions of this Section shall survive the execution and delivery of this Agreement, the repayment of any of the Secured Obligations, and the termination of this Agreement or any other Loan Document.

                  8.2 NO WAIVER. The rights and remedies of the Secured Parties expressly set forth in this Agreement and the other Loan Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of any Secured Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between the Pledgors and the Secured Parties or their agents or employees shall be effective to amend, modify or discharge any provision of this Agreement or any other Loan Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon any Pledgor in any case shall entitle such Pledgor or any other Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of any Secured Party to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

                  8.3 PLEDGORS' OBLIGATIONS ABSOLUTE. Each Pledgor agrees that its obligations hereunder, and the security interest granted to and all rights, remedies and powers of the Lender hereunder, are irrevocable, absolute and unconditional and shall not be discharged, limited or otherwise affected by reason of any of the following, whether or not such Pledgor has knowledge thereof:

                           (i) any change in the time, manner or place of
                  payment of, or in any other term of, any Secured Obligations, or any amendment, modification or supplement to, restatement of, or consent to any rescission or waiver of or departure from, any provisions of the Credit Agreement, any Pledgor Guaranty, any other Loan Document or any agreement or instrument delivered pursuant to any of the foregoing;

                           (ii) the invalidity or unenforceability of any
                  Secured Obligations or any provisions of the Credit Agreement, any Pledgor Guaranty, any other Loan Document or any agreement or instrument delivered pursuant to any of the foregoing;

                           (iii) the addition or release of Pledgors hereunder
                  or the taking, acceptance or release of any Secured Obligations or additional Collateral or other security therefor;

                           (iv) any sale, exchange, release, substitution,
                  compromise, nonperfection or other action or inaction in respect of any Collateral or other direct or indirect security for any Secured Obligations, or any discharge, modification, settlement, compromise or other action or inaction in respect of any Secured Obligations;

                           (v) any agreement not to pursue or enforce or any
                  failure to pursue or enforce (whether voluntarily or involuntarily as a result of operation of law, court order or otherwise) any right or remedy in respect of any Secured

                  Obligations or any Collateral or other security therefor, or any failure to create, protect, perfect, secure, insure, continue or maintain any Liens in any such Collateral or other security;

                           (vi) the exercise of any right or remedy available
                  under the Loan Documents, at law, in equity or otherwise in respect of any Collateral or other security for any Secured Obligations, in any order and by any manner thereby permitted, including, without limitation, foreclosure on any such Collateral or other security by any manner of sale thereby permitted, whether or not every aspect of such sale is commercially reasonable;

                           (vii) any bankruptcy, reorganization, arrangement,
                  liquidation, insolvency, dissolution, termination, reorganization or like change in the corporate structure or existence of the Borrowers, any other Pledgor or any other person directly or indirectly liable for any Secured Obligations;

                           (viii) any manner of application of any payments by
                  or amounts received or collected from any person, by whomsoever paid and howsoever realized, whether in reduction of any Secured Obligations or any other obligations of the Borrowers or any other person directly or indirectly liable for any Secured Obligations, regardless of what Secured Obligations may remain unpaid after any such application; or

                           (ix) any other circumstance that might otherwise
                  constitute a legal or equitable discharge of, or a defense, set-off or counterclaim available to, the Borrowers, any Pledgor or a surety or guarantor generally, other than the occurrence of the payment in full of the Secured Obligations (the "TERMINATION REQUIREMENTS").

                  8.4 AMENDMENTS, WAIVERS, ETC. No amendment, modification, waiver, discharge or termination of, or consent to any departure by any Pledgor from, any provision of this Agreement, shall be effective unless in a writing executed and delivered in accordance with SECTION 11.08 of the Credit Agreement, and then the same shall be effective only in the specific instance and for the specific purpose for which given.

                  8.5 CONTINUING SECURITY INTEREST; TERM; SUCCESSORS AND ASSIGNS; ASSIGNMENT; TERMINATION AND RELEASE; SURVIVAL. This Agreement shall create a continuing security interest in the Collateral and shall secure the payment and performance of all of the Secured Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (i) remain in full force and effect until the occurrence of the Termination Requirements, (ii) be binding upon and enforceable against each Pledgor and its successors and assigns (PROVIDED, HOWEVER, that no Pledgor may sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Lenders) and (iii) inure to the benefit of and be enforceable by each Secured Party and its successors and assigns. Upon any sale or other disposition by any Pledgor of any Collateral in a transaction expressly permitted hereunder or under or pursuant to the Credit Agreement or any other applicable Loan Document, the Lien and security interest created by this Agreement in and upon such Collateral shall be automatically released, and upon the payment in full of all Secured Obligations and receipt by the Lender from each Borrower of a written request for termination of this Agreement and all commitments to make Bridge Loans and other financial accommodations under any of the Loan Documents have terminated, this Agreement and the Lien and security interest created hereby shall terminate; and in connection with any such release or termination, the Lender, at the request and expense of the applicable Pledgor, will execute and deliver to such Pledgor such documents and instruments evidencing such release or termination as such Pledgor may reasonably request and will assign, transfer and deliver to such Pledgor, without recourse and without representation or warranty, such of the Collateral as may then be in the possession of the Lender (or, in the case of any partial release of Collateral, such of the Collateral so being released as may be in its possession). All representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Agreement and any Pledge Amendment or Pledgor Addendum. In no event shall the interest payable on the Secured Obligations, whether before or after maturity, exceed the maximum interest which, under applicable law, may be charged thereon.

                  8.6 ADDITIONAL PLEDGORS. Each Pledgor recognizes that the provisions of the Credit Agreement require persons that become subsidiaries of the Borrowers, and that are not already parties hereto, to execute and deliver a Pledgor Addendum, whereupon each such Person shall become a Pledgor hereunder with the same force and effect as if originally a Pledgor hereunder on the date hereof, and agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the same, or by reason of the Lender's actions in effecting the same or in releasing any Pledgor hereunder, in each case without the necessity of giving notice to or obtaining the consent of such Pledgor or any other Pledgor.

                  8.7 NOTICES. All notices and other communications provided for hereunder shall be given to the parties in the manner and subject to the other notice provisions set forth in the Credit Agreement and any Pledgor Guaranty.

                  8.8 APPLICABLE LAW. THIS AGREEMENT, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                  8.9 SEVERABILITY. To the extent any provision of this Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

                  8.10 CONSTRUCTION. The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.

                  8.11 COUNTERPARTS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered to the Lender. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed signature page hereto.

                  8.12 SUBMISSION TO JURISDICTION. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Pledgor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts, waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which such Pledgor now or hereafter has to the bringing of any such action or proceeding in such respective jurisdictions and consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each such person, as the case may be, as provided for in SECTION 8.8. The Lender may also serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Pledgor in any other jurisdiction.

                  8.13 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                         NEW WORLD BROADCASTING CORP.

                                          By:
                                             ----------------------------------
                                          Title:
                                             ----------------------------------


                                         RODRIGUEZ COMMUNICATIONS, INC.

                                          By:
                                             ----------------------------------
                                          Title:
                                             ----------------------------------


                                         RCI (ALAMEDA) ACQUISITION, INC.

                                          By:
                                             ----------------------------------
                                          Title:
                                             ----------------------------------


                                          910 BROADCASTERS CORP.

                                          By:
                                             ----------------------------------
                                          Title:
                                             ----------------------------------


Accepted and agreed to:

SPANISH BROADCASTING SYSTEM, INC.

By:
   -----------------------------------

Title:
   -----------------------------------

                                                                     ANNEX A TO
                                                  PLEDGE AND SECURITY AGREEMENT

                            PLEDGED EQUITY INTERESTS

                                                                                                          PERCENTAGE OF
                                                              CERTIFICATE         NUMBER OF               OUTSTANDING
                    NAME OF              TYPE OF              NUMBER, IF          SHARES/UNITS,           INTERESTS IN
PLEDGOR             ISSUER               INTERESTS            APPLICABLE          IF APPLICABLE           ISSUER
-------             ------               ---------            ----------          -------------           -------------
RCI                 RCI                  Common               CS-1                1,000                       100%
                    (Alameda)            Stock
                    Acquisition,
                    Inc.

New World           910                  Common               3                   1,000                       100%
                    Broadcasting         Stock
                    Corp.


                                                                    ANNEX B TO
                                                 PLEDGE AND SECURITY AGREEMENT


                                FILING LOCATIONS

RCI

Secretary of State of Texas

NEW WORLD

Secretary of State of Texas

RCI (ALAMEDA)

Secretary of State of Texas

910 BROADCASTING

Secretary of State of Texas

                                                                      ANNEX C TO
                                                   PLEDGE AND SECURITY AGREEMENT


                  LOCATIONS OF CHIEF EXECUTIVE OFFICES, RECORDS
               RELATING TO COLLATERAL AND EQUIPMENT AND INVENTORY

RCI

1.       Chief Executive Office:

         1333 Corporate Drive
         Suite 350
         Irving, TX 75038

NEW WORLD

1.       Chief Executive Office

         7700 Carpenter Freeway
         Dallas, TX 75247

RCI (ALAMEDA)

1.       Chief Executive Office

         1333 Corporate Drive
         Suite 350
         Irving, TX 75038

910 BROADCASTING

1.       Chief Executive Office

         7700 Carpenter Freeway
         Dallas, TX 75247

                                                                      ANNEX D TO
                                                   PLEDGE AND SECURITY AGREEMENT

                      COPYRIGHTS AND COPYRIGHT APPLICATIONS

                                     APPLICATION OR                                                 ISSUE OR
           PLEDGOR                 REGISTRATION NUMBER                 COUNTRY                     FILING DATE
           -------                 -------------------                 -------                     -----------
NONE


                                                                      ANNEX E TO
                                                   PLEDGE AND SECURITY AGREEMENT


                         PATENTS AND PATENT APPLICATIONS


                             APPLICATION OR                                                              ISSUE OR
        PLEDGOR             REGISTRATION NO.             COUNTRY                INVENTOR                FILING DATE
        -------             ----------------             -------                --------                -----------
NONE


                                                                      ANNEX F TO
                                                   PLEDGE AND SECURITY AGREEMENT


                      TRADEMARKS AND TRADEMARK APPLICATIONS

                                                     APPLICATION OR                                      ISSUE OR
        PLEDGOR                   MARK              REGISTRATION NO.             COUNTRY                FILING DATE
        -------                   ----              ----------------             -------                -----------

NONE


                                                                      ANNEX G TO
                                                   PLEDGE AND SECURITY AGREEMENT


                            DOMAIN NAME REGISTRATIONS

        PLEDGOR                   DOMAIN NAME                     FILING DATE
        -------                   -----------                     -----------

NONE

                                                                      ANNEX H TO
                                                   PLEDGE AND SECURITY AGREEMENT


                                DEPOSIT ACCOUNTS

NONE

                                                                    EXHIBIT A TO
                                                   PLEDGE AND SECURITY AGREEMENT


                                PLEDGE AMENDMENT


                  THIS PLEDGE AMENDMENT, dated as of ____________, 200_, is delivered by [NAME OF PLEDGOR] (the "PLEDGOR") pursuant to SECTION 5.1 of the Security Agreement referred to hereinbelow. The Pledgor hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement, dated as of May 8, 2000, made by the Pledgor and certain other pledgors named therein in favor of Spanish Broadcasting System, Inc., as Lender (as amended, modified or supplemented from time to time, the "SECURITY AGREEMENT," capitalized terms defined therein being used herein as therein defined), and that the Equity Interests listed on ANNEX A to this Pledge Agreement shall be deemed to be part of the Equity Interests within the meaning of the Security Agreement and shall become part of the Collateral and shall secure all of the Secured Obligations as provided in the Security Agreement. This Pledge Agreement and its attachments are hereby incorporated into the Security Agreement and made a part thereof.

                                            [NAME OF PLEDGOR]

                                            By:
                                               ------------------------------

                                            Title:
                                               ------------------------------

                                     ANNEX A

                                EQUITY INTERESTS

                                                                                NO. OF                PERCENTAGE OF
                                                   CERTIFICATE NO.           SHARES/UNITS              OUTSTANDING
    NAME OF ISSUER      TYPE OF INTERESTS          (IF APPLICABLE)          (IF APPLICABLE)        INTERESTS IN ISSUER
    --------------      -----------------          ---------------          ---------------        -------------------


                                                                    EXHIBIT E TO
                                                   PLEDGE AND SECURITY AGREEMENT


             GRANT OF SECURITY INTEREST IN DOMAIN NAME REGISTRATIONS

                  WHEREAS, [NAME OF PLEDGOR] (the "PLEDGOR") has entered into various domain name registration agreements with Network Solutions, Inc., providing for the registration and use of certain domain names, and for each such domain name subject to a domain name registration agreement has executed a Registrant Name Change Agreement in the form of ANNEX A attached hereto (all such domain name registrations agreements, collectively, the "DOMAIN NAMES"); and

                  WHEREAS, the Pledgor has entered into a Pledge and Security Agreement (as amended, modified, restated or supplemented from time to time, the "SECURITY AGREEMENT"), dated as of May 8, 2000, in which the Pledgor has agreed with Spanish Broadcasting System, Inc., as Lender (the "LENDER"), with offices at ______________________, New York, New York _____, to execute this Grant of Security Interest.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), the Pledgor does hereby assign and grant to the Lender a security interest in all of its right, title and interest in and to the Domain Names, and the use thereof, together with all proceeds and products thereof and the goodwill of the businesses symbolized by the Domain Names. This Grant has been given in conjunction with the assignment and security interest granted to the Lender under the Security Agreement, and the provisions of this Grant are without prejudice to and in addition to the provisions of the Security Agreement, which are incorporated herein by this reference.

                                         [NAME OF PLEDGOR]

                                         By:
                                            ------------------------------

                                         Title:
                                               ---------------------------

                                     ANNEX A

                        REGISTRANT NAME CHANGE AGREEMENTS

                                                                    EXHIBIT F TO
                                                   PLEDGE AND SECURITY AGREEMENT


                                     FORM OF
                                PLEDGOR ADDENDUM

                  THIS PLEDGOR ADDENDUM (this "ADDENDUM"), dated as of ____________, 200_, is executed and delivered by ____________________, a
_______________ (the "COMPANY"), in favor of Spanish Broadcasting System, Inc., in its capacity as Lender under the Credit Agreement referred to hereinbelow (in such capacity, the "LENDER"), pursuant to the Pledge and Security Agreement referred to hereinbelow.

                  Reference is made to the Credit Agreement, dated as of May 8, 2000, among New World Broadcasting Corp., Rodriguez Communications Inc., RCI (Alameda) Acquisition, Inc. (collectively and individually, the "BORROWER"), the Guarantors named therein and the Lender (as amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"). In connection with and as a condition to the initial and continued extensions of credit under the Credit Agreement, the Borrower and its subsidiaries and affiliates have executed and delivered (i) a Pledgor Guaranty and (ii) a Pledge and Security Agreement, dated as of May 8, 2000 (as amended, modified or supplemented from time to time, the "SECURITY AGREEMENT"), pursuant to which they have granted in favor of the Lender a security interest in and Lien upon the Collateral as security for the Secured Obligations. Capitalized terms used herein without definition shall have the meanings given to them in the Security Agreement.

                  The Borrower has agreed under the Credit Agreement to cause such of its future subsidiaries to become a party to the Security Agreement as a Pledgor thereunder in accordance with the terms thereof and to execute and deliver a Pledgor Guaranty. The Company is a subsidiary of the Borrower and, as required by the Credit Agreement, has executed and delivered a Pledgor Guaranty as of the date hereof. The Company will obtain benefits as a result of the continued extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Addendum. Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the lenders to continue to extend credit to the Borrower under the Credit Agreement, the Company hereby agrees as follows:

                  1. The Company hereby joins in and agrees to be bound by each and all of the provisions of the Security Agreement as a Pledgor thereunder. In furtherance (and without limitation) of the foregoing, pursuant to Section 2.1 of the Security Agreement, and as security for all of the Secured Obligations, the Company hereby pledges, assigns and delivers to the Lender, for the ratable benefit of the Secured Parties, and grants to the Lender, a Lien upon and security interest in, all of its right, title and interest in and to the Collateral as set forth in Section 2.1 of the Security Agreement, all on the terms and subject to the conditions set forth in the Security Agreement.

                  2. The Company hereby represents and warrants that (i)
                  SCHEDULE 1 hereby sets forth all information required to be listed on Annexes A, B, C, D, E, F, G, H and I to the Security Agreement in order to make each representation and warranty contained in Article III of the Security Agreement true and correct with respect to the Company as of the date hereof and after giving effect to this Addendum and (ii) after giving effect to this Addendum and to the incorporation into such Annexes, as applicable, of the information set forth in
                  Schedule 1, each representation and warranty contained in
                  Article III of the Security Agreement is true and correct with respect to the Company as of the date hereof, as if such representations and warranties were set forth at length herein.

                  3. This Addendum shall be a Loan Document, shall be binding upon and enforceable against the Company and its successors and assigns, and shall inure to the benefit of and be enforceable by such Secured Party and its successors and assigns. This Addendum and its attachments are hereby incorporated into the Security Agreement and made a part thereof.

                  IN WITNESS WHEREOF, the Company has caused this Addendum to be executed by its duly authorized officer as of the date first above written.

                                             [NAME OF COMPANY]

                                             By:
                                                ------------------------------

                                             Title:
                                                  ----------------------------

                                   SCHEDULE 1

Information to be added to Annex B of the Security Agreement:

                                FILING LOCATIONS

Information to be added to Annex C of the Security Agreement:

                  LOCATIONS OF CHIEF EXECUTIVE OFFICES, RECORDS
               RELATING TO COLLATERAL AND EQUIPMENT AND INVENTORY

1.       Chief Elective Office:                      Tax I.D. #
                                                                ---------------

         ----------------------------

         ----------------------------

         ----------------------------

2. Records relating to Collateral:

         ----------------------------

         ----------------------------

         ----------------------------

3.       Equipment or Inventory:

         ----------------------------

         ----------------------------

         ----------------------------

4.       Other Places of Business:

         ----------------------------

         ----------------------------

         ----------------------------

5.       Trade/Fictitious or Prior Corporate
         Names (last five years):


         ----------------------------

         ----------------------------

         ----------------------------

6.       State of Registration, if applicable:

         ----------------------------

         ----------------------------

         ----------------------------

Information to be added to [Annexes A/D/E/F/G/H/I] of the Security Agreement:

[Complete as applicable]

                                                                      ANNEX I TO
                                                   PLEDGE AND SECURITY AGREEMENT


                            SPECIAL POWER OF ATTORNEY

STATE OF NEW YORK     )
                        : ss.:
COUNTY OF NEW YORK    )

                  KNOW ALL MEN BY THESE PRESENTS, THAT [            ], a
[        ] corporation with its principal office at [          ] (hereinafter
called "ASSIGNOR") hereby appoints and constitutes Spanish Broadcasting System, Inc., a _________ corporation, (referred to herein as the "ASSIGNEE") pursuant to that Pledge and Security Agreement dated as of May 8, 2000 (the "Security Agreement") among Assignor, the other Pledgors named therein and the Assignee, its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Assignor:

                  1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to any letters patent of the United States or any other country or political subdivision thereof, and all registrations, recordings, reissues, continuations, continuations-in-part and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

                  2. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to any copyrights, trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

                  3. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Assignee may in its sole discretion determine.

                  This power of attorney is made pursuant to the Security Agreement and takes effect solely for the purposes of Section 4.11 thereof and is subject to the conditions thereof and may not be revoked until the payment in full of all "Secured Obligations" as defined in such Security Agreement.

Dated: __________, 200_

                                                   By:
                                                       ------------------------
                                                       Name:
                                                       Title:

STATE OF NEW YORK      )
                       :  ss.:
COUNTY OF NEW YORK     )

                  On this day of [        ], 200_, before me personally
appeared [          ], to me known, who, being by me duly sworn, did depose
and say that he resides at and that he is [          ] of [         ], a
[           ] described in and which executed the foregoing instrument; and
that he is authorized on behalf of [          ] to sign his name to the
foregoing instrument.

                                                   ---------------------------
                                                          Notary Public

                                                                    EXHIBIT C TO
                                                   PLEDGE AND SECURITY AGREEMENT


                            ASSIGNMENT FOR SECURITY(1)

                                    (PATENTS)

                  WHEREAS, [      ], a [         ] (herein referred to as
"ASSIGNOR"), owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on SCHEDULE 1 annexed hereto as part hereof (the "PATENTS");

                  WHEREAS, Assignor is obligated to Spanish Broadcasting System, Inc., a _______ corporation, as Lender (referred to herein as the "ASSIGNEE") as defined in the Pledge and Security Agreement dated as of May 8, 2000 (the "Security Agreement") among Assignor, the other Pledgors named therein and the Assignee for the payment and performance of the Secured Obligations (as defined in the Security Agreement); and

                  WHEREAS, pursuant to the Security Agreement, Assignor has assigned to Assignee, and granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents (the "COLLATERAL"), to secure the prompt payment, performance and observance of the Secured Obligations;

                  NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in, and mortgage on, the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

                  Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment of, security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                  Assignee's address is [                            ].

--------
(1) Note that when this Assignment is sent to the Patent and Trademark Office for recordation, it must be accompanied by an official PTO cover sheet; otherwise, it will be rejected by the PTO.

                  IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the ____ day of May, 2000.

                                                     [                  ]


                                                     By:
                                                        -----------------------
                                                           Name:
                                                           Title:

                      SCHEDULE 1 TO ASSIGNMENT FOR SECURITY

                                     PATENTS

        TITLE                        DATE ISSUED                  PATENT NO.
        -----                        -----------                  ----------

                                                                    EXHIBIT D TO
                                                   PLEDGE AND SECURITY AGREEMENT


                            ASSIGNMENT FOR SECURITY(1)

                                  (TRADEMARKS)

                  WHEREAS, [         ], a [         ] (herein referred to as
"ASSIGNOR"), has adopted, used and is using the trademarks listed on the annexed
SCHEDULE 1 annexed hereto as part hereof, which trademarks are registered in the United States Patent and Trademark Office (the "TRADEMARKS");

                  WHEREAS, Assignor is obligated to Spanish Broadcasting System, Inc., a ___________ corporation, as Lender (referred to herein as the "ASSIGNEE") as defined in the Pledge and Security Agreement dated as of May 8, 2000 (the "Security Agreement") among Assignor, the other Pledgors named therein and the Assignee for the payment and performance of the Secured Obligations (as defined in the Security Agreement); and

                  WHEREAS, pursuant to the Security Agreement, Assignor has assigned to Assignee and granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "COLLATERAL"), to secure the payment, performance and observance of the Secured Obligations;

                  NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in, and mortgage on, the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

                  Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment of, security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                  Assignee's address is [                          ].

--------

(1) Note that when this Assignment is sent to the Patent and Trademark Office for recordation, it must be accompanied by an official PTO cover sheet; otherwise, it will be rejected by the PTO.

                  IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the ____ day of May, 2000.

                                                     [                 ]


                                                     By:
                                                        ----------------------
                                                           Name:
                                                           Title:

                      SCHEDULE 1 TO ASSIGNMENT FOR SECURITY

                                   TRADEMARKS

       TRADEMARK                      REG. DATE                   REG. NO.
       ---------                      ---------                   --------

                                                                    EXHIBIT B TO
                                                   PLEDGE AND SECURITY AGREEMENT


                             ASSIGNMENT FOR SECURITY

                                  (COPYRIGHTS)

                  WHEREAS, [         ], a [         ] (herein referred to as
"ASSIGNOR"), has adopted, used and is using the copyrights listed on the annexed
Schedule 1 annexed hereto as part hereof, which copyrights are registered in the United States Copyright Office (the "Copyrights");

                  WHEREAS, Assignor is obligated to Spanish Broadcasting System, Inc., a _______ corporation, as Lender (referred to herein as the "ASSIGNEE"), as defined in the Pledge and Security Agreement dated as of May 8, 2000 (the "Security Agreement") among Assignor, the other Pledgors named therein and the Assignee for the payment and performance of the Secured Obligations (as defined in the Security Agreement); and

                  WHEREAS, pursuant to the Security Agreement, Assignor has assigned to Assignee and granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Copyrights, all extensions, continuations, continuations-in-part, renewals and reissues thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may now or hereafter exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Secured Obligations, as defined in the Security Agreement.

                  NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in, and mortgage on, the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

                  Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment of, security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                  Assignee's address is [                               ].

                  IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the ____ day of May, 2000.

                                                     [                 ]


                                                     By:
                                                         ----------------------
                                                           Name:
                                                           Title:

                      SCHEDULE 1 TO ASSIGNMENT FOR SECURITY

                                   COPYRIGHTS

                                                                      ANNEX J TO
                                                   PLEDGE AND SECURITY AGREEMENT


                                    VEHICLES

                                   EXHIBIT C

                               NOTICE OF BORROWING

Spanish Broadcasting System, Inc.
3191 Coral Way
Suite 805
Miami, FL 33145

Ladies and Gentlemen:

                  The undersigned, Rodriguez Communications, Inc., New World Broadcasters Corp. and RCI (Alameda) Acquisition, Inc. (each a "BORROWER" and collectively, the "BORROWERS"), refer to the Credit Agreement, dated as of May 8, 2000 (as such may be amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"; the terms defined therein, unless otherwise defined herein, being used herein as therein defined), among the Borrowers, the other guarantors named therein ( the "GUARANTORS"), and Spanish Broadcasting System, Inc., and hereby give you irrevocable notice pursuant to Section 2.01 of the Credit Agreement that the Borrowers desire to make a borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such borrowing:

         (A) Proposed borrowing:

                           (i) The Business Day of the proposed borrowing is
                  _________ __, 200_;

                           (ii) The aggregate amount of the proposed borrowing
                  is $_____________;

                           (iii) The proceeds of the proposed borrowing are to
                  be deposited into the accounts set forth in the attached letter and in the respective amounts set forth therein [payment instruction letter to be attached];

                  (B) The Borrowers hereby certify and represent that the following statements are true on the date hereof, and will be true on the date of the proposed borrowing:

                           (i) All representations and warranties made by each
                  of the Loan Parties contained in the Credit Agreement or otherwise made in any other Loan Document, officer's certificate or any agreement, instrument, certificate, document or other writing delivered to the Lender in connection therewith, are true and correct in all material respects, with the same effect as though made on and as of the date of the proposed borrowing (except insofar as such representation or warranty relates expressly to an earlier date, in which case it is true and correct as of such date); and

                           (ii) No Default or Event of Default has occurred and
                  is continuing, or would result from the proposed borrowing or from the application of the proceeds therefrom or would otherwise exist immediately after giving effect to the proposed borrowing.

                                            RODRIGUEZ COMMUNICATIONS, INC.

                                            By:
                                              ------------------------------
                                               Name:
                                               Title:

                                            NEW WORLD BROADCASTERS CORP.

                                            By:
                                              ------------------------------
                                               Name:
                                               Title:

                                            RCI (ALAMEDA) ACQUISITION, INC.

                                            By:
                                              ------------------------------
                                               Name:
                                               Title:

         Dated: ____ __, 200_

                                   EXHIBIT D

                        SPANISH BROADCASTING SYSTEM, INC.

                                       and

                                LEGACYMAKER, L.P.

                           AGREEMENT OF SUBORDINATION

                                 AND ASSIGNMENT

AGREEMENT OF SUBORDINATION AND ASSIGNMENT

                                                                     May 8, 2000

Spanish Broadcasting System, Inc.
3191 Coral Way
Miami, FL 33145

Dear Sirs:

In order to induce you to extend or to continue to extend credit, from time to time, to New World Broadcasting Corp. and Rodriguez Communications, Inc. (collectively, the "Debtor"), up to such aggregate principal amount, with such maturity or maturities, to bear such rate or rates of interest, to be unsecured or to be secured by such collateral, and to contain such other terms and provisions as may be agreed upon between you and the Debtor (all such credit and extensions thereof, and all indebtedness, obligations and liabilities of every nature of the Debtor, to you and any assignee or participant, whether direct, indirect, or acquired, absolute or contingent, secured or unsecured, whether now existing or hereafter existing or incurred, including any indebtedness incurred after payment in full of a prior indebtedness, together with extensions, renewals or modifications of any thereof and of any part of any thereof, and all expenses, fees, indemnities and other amounts now or hereafter payable, relating to the foregoing, being hereinafter collectively called the "Senior Claims"), the undersigned hereby represents to and agrees with you as follows:

The undersigned hereby subordinates the payment of principal of and interest on all obligations, indebtedness and liabilities of the Debtor to the undersigned, whether presently outstanding or hereafter incurred, with all extensions and renewals thereof or of any part of any thereof (all such obligations, indebtedness and liabilities presently outstanding being described in Schedule A annexed hereto, and the amounts of all such obligations, indebtedness, liabilities, fees, expenses, and all amounts of any sort relating thereto, whether heretofore or hereafter incurred, being hereinafter collectively called the "Junior Claims"), to the prior payment of the principal of and interest on the Senior Claims.

In order to effect and secure such subordination, the undersigned hereby assigns to you all the undersigned's right, title and interest in and to the Junior Claims and any security held therefor, and at your request will deliver to you any and all instruments and documents (endorsed to you without recourse in the case of negotiable instruments) evidencing such Junior Claims, or will cause any and all instruments and documents to indicate that they are subject to this subordi nation agreement. In the event that any Junior Claim is not evidenced by a negotiable instru ment, the undersigned hereby agrees that it will obtain an instrument or document from the Debtor evidencing such Junior Claim. The undersigned further agrees that, in the event the Debtor shall at any time hereafter become otherwise indebted to the undersigned, contingently or otherwise, the undersigned will require such indebtedness to be evidenced by an instrument or document signed by the Debtor, and the undersigned will immediately assign, or endorse without recourse, and deliver to you, each and every such instrument or document, or, at your request, in the alternative, will cause any such instrument or document to indicate that they are subject to this subordination agreement, and any such instrument or document shall thereupon constitute a Junior Claim to which the provisions of this Agreement shall also apply.

In furtherance of the foregoing, the undersigned hereby grants to you irrevocable authority in the place and stead of the undersigned and in the name of the undersigned or in your name but for your use and benefit, at any time or times, after any default in the payment of any amounts due or to become due on account of Senior Claims, or in the event of the death, bankruptcy, receivership, reorganization, dissolution, or liquidation of, or entry of judgment against or sale or assignment of a substantial amount or assets or discontinuance of ordinary business by the Debtor, or the institution of any proceeding or the taking of any step, voluntary or involuntary, for the general application of the Debtor's assets to the payment of the Debtor's liabilities, in your sole discretion to demand, collect, compromise, file proofs of claim with respect to, receive (by way of dividends or otherwise) and take any and all legal proceedings for the recovery of any and all moneys due or to become due on account of the Junior Claims or any thereof, and to vote, give consents and take any other steps with regard thereto. Any and all moneys so collected or received by you shall be retained indefeasibly by you for application to the payment in full of principal of and interest on the Senior Claims then outstanding; provided, however, that upon the indefeasible payment to you of moneys collected or received on account of Junior Claims and on account of Senior Claims aggregating an amount equivalent to all the matured and unmatured Senior Claims, including both principal and interest, you shall pay over to the undersigned the excess, if any, of all moneys so received or collected on the Junior Claims and on the Senior Claims and release the balance of the Junior Claims and the Senior Claims which are still unpaid, and deliver to the undersigned any and all instruments and documents, without any representations or warranties of any nature or type whatsoever in respect thereof (endorsed to the undersigned without recourse in the case of negotiable instruments) evidencing such Junior Claims and Senior Claims. Appropriate notations shall be made on all instruments and documents evidencing the Senior Claims of payments of principal and interest thereon by the Debtor. If you receive oral or written notice of any claim or demand, whether reasonable or unreasonable, adverse to the rights or interests, as hereinabove set forth, of the undersigned in and to either the Junior Claims or the Senior Claims, or any moneys held by you in respect thereof, you shall be entitled to retain any and all such moneys, and documents and instruments evidencing such Junior Claims and Senior Claims without incurring any liability or debt to the undersigned, until the adjudication or final settlement of the rights of such claimant against the undersigned, and the undersigned hereby agrees to indemnify and save you harmless for any and all liability and expenses incurred by you and arising from or in connection with the assertion of such claims or demands.

The undersigned further agrees that so long as any Senior Claim remains unpaid, the undersigned will not accept from the Debtor any payment on account of, or any security for, any Junior Claim. In case the Debtor shall offer any payment on account of, or any security for, any Junior Claim, the undersigned will direct that the same be made or delivered to you, and in the event of any moneys and/or security coming into the hands of the undersigned on account of any Junior Claim from any source whatsoever, the undersigned will receive the same solely as your agent and will immediately turn the same, in the form received, except for the endorsement of the undersigned where appropriate, over to you for application on account of the Senior Claims, and that until so turned over, the undersigned will hold the same in trust for you. If the undersigned shall fail to endorse any instrument for the payment of money payable to the undersigned or on the undersigned's order, which has been turned over to you, you are hereby irrevocably constituted and appointed attorney-in-fact for the undersigned with full power to make any such endorsement, and with full power of substitution. All actions taken by such attorney-in-fact are hereby ratified and approved.

At your request, the undersigned hereby further agrees (i) to make notations on the undersigned's books beside all accounts or on other statements evidencing or recording any Junior Claim to the effect that such Junior Claim is subject to the provisions of this Agreement, (ii) to give you, upon request from time to time, access to the undersigned's books with respect to such accounts and the right to make copies of such books, and (iii) to furnish you, upon request from time to time, with statements of such accounts between the undersigned and the Debtor.

The undersigned hereby represents to you that (i) the Debtor is now indebted to the undersigned, without counterclaim, defense or offset on the Junior Claims set opposite the undersigned's name in Schedule A, (ii) the undersigned has not heretofore assigned, transferred, created a security interest in, or otherwise encumbered such Junior Claims, (iii) the Junior Claims are not represented by any instruments or documents except such as have been endorsed or assigned and delivered to you, or which have been caused to indicate that they are subject to this Agreement, and (iv) the undersigned is not insolvent within any meaning of that term as of the date hereof. The undersigned agrees with you that the undersigned will not assign, transfer, create a security interest in, or otherwise encumber any Junior Claim and that any Junior Claim now or hereafter existing will not be represented by any instruments or documents other than those then evidencing such Junior Claim at the time such Junior Claim arises, except such as you shall request to be executed and delivered to you, and in any such case, such instruments or documents shall either be payable and delivered to you or, if payable to the undersigned, shall be endorsed or assigned and delivered to you or shall be caused to indicate that they are subject to this subordination agreement.

The undersigned authorizes you to file a financing statement and any amendments thereto without the signature of the Debtor as to any Junior Claims not evidenced by an instrument or document. Such authorization is limited to the Junior Claims now existing or hereafter incurred.

All moneys received by you on account of any Junior Claims shall belong and shall be retained indefeasibly by you for application to the payment of principal of and interest on the Senior Claims.

This Agreement is a continuing agreement and, unless you shall have specifically consented in writing to its revocation, shall remain in full force and effect in all respects whether or not the Debtor shall at any time be indebted to you. If, after the payment of both principal of and interest on all Senior Claims, the Debtor thereafter again becomes liable to you on account of any new Senior Claims, this Agreement shall thereupon in all respects become effective with respect to any such new Senior Claims without the necessity of any further act, understanding or writing by, between, or among the undersigned, the Debtor and/ or you.

If the undersigned receives any payment on account or any security for any Junior Claims at a time when there are no Senior Claims outstanding, the undersigned will immediately notify you in writing of the receipt thereof. In the event that the undersigned fails so to notify you, and new Senior Claims are thereafter created, and if the Debtor defaults with respect to the payment or performance of such new Senior Claims, in addition to and not in limitation of any other rights or remedies available to you hereunder, you shall have the right to receive and the undersigned will immediately pay to you an amount equivalent to any such payment or the value of any such security received by the undersigned and not reported to you.

Upon (i) the payment in full of principal of and interest on all Senior Claims and (ii) the termination of all agreements under which you are obligated to extend credit, make advances, loans or other financial accommodations to Debtor, the undersigned, by written notice to you, may terminate this Agreement. In the event of any termination of this Agreement by operation of law, this Agreement shall continue in full force and effect as to all Junior Claims and all Senior Claims outstanding at the date of such termination, until such Senior Claims have been fully and irrevocably paid and discharged. The expression "payment in full" or "paid in full" or any similar term(s) or phrase(s) when used in this Agreement with respect to Senior Claims shall mean the final and indefeasible payment in full of all such Senior Claims in cash, which payment shall have been retained by the holders of the Senior Claims for a period of time in excess of all applicable preference or other similar periods under applicable bankruptcy, insolvency or creditor's rights laws.

With or without notice to or further assent from the undersigned, you may at any time or times, either prior to or after any default on the part of the Debtor with respect to either the Junior Claims or the Senior Claims: (a) advance or refuse to advance additional credit to the Debtor, (b) extend, renew or change, refuse to extend, renew or change the Senior Claims or any thereof and waive any default under any thereof, and modify, rescind or waive any provision of any related agreement or collateral undertaking, including, but not by way of limitation, any provision relating to acceleration of maturity, (c) fail to set off any or all accrued balances or deposit balances or any part thereof on your books in favor of the Debtor and release the same, (d) release, exchange, fail to resort to, or realize upon, or apply any security or any part thereof held by or available to you for the Senior Claims, and (e) generally deal with the Debtor in such manner as you in your sole discretion may see fit, all without impairing or affecting your rights and remedies under this Agreement. Each such action and each such failure to act on your part shall be deemed to be at the request of the undersigned and in reliance upon this Agreement. The undersigned hereby waives notice of the acceptance of this Agreement by you and of the effecting by you of any loans or extensions of credit to the Debtor, and further waives notice of any default at any time or times on the part of the Debtor.

In the event of a breach by the Debtor or the undersigned in the observance and due fulfillment of any of the terms and obligations of this Agreement, you may, with or without communication to the Debtor of the exercise of such right, and without notice or demand, declare the Senior Claims at the time held by you to be due and payable, and thereupon the same, together with any interest accrued thereon, shall become and shall be immediately due and payable.

This Agreement revokes and supersedes any prior agreement of subordination or assignment with respect to the Junior Claims which may have been executed by the undersigned in your favor.

Any notice to you shall be effective only if in writing and directed to your office at which the account of the Debtor is maintained.

No delay on your part in exercising any right or rights hereunder or in failing to exercise the same shall operate as a waiver of such right or rights; and no notice to or demand on the Debtor or the undersigned shall be deemed a waiver of any obligation or duty of the Debtor or the undersigned or of your right to take further action without notice or demand; nor in any event shall any modification, alteration or waiver of any of the provisions hereof be effective unless in writing and signed for or on behalf of you and then only in the specific instance for which given.

The undersigned waives trial by jury in any litigation arising out of or relating to the Junior Claims or this Agreement, and the right to interpose therein counterclaims or offsets of any kind.

This Agreement shall be deemed to be a contract made in the State of New York and entered into under and pursuant to the laws of said State and shall be governed, construed and enforced, and all rights and obligations hereunder shall be determined, in accordance with the laws of said State.

If the undersigned is a partnership, the agreements herein contained shall remain in force and applicable notwithstanding any changes in the individuals composing the partnership, and the term "undersigned", as used herein, shall include any altered or successive partnerships, but the predecessor partnerships and their partners shall not thereby be released from any liability. If there are more than one undersigned, all references herein to the "undersigned" shall be to each of them, and all undertakings hereunder of the undersigned shall be joint and several.

Each reference herein to you or to the undersigned shall be deemed to include, except where inconsistent with the contents, your and the undersigned's respective legal representatives, suc cessors and assigns.

                  This Agreement shall not enure to the benefit of any other creditor of the Debtor.

                                                     LEGACYMAKER, L.P.

                                                     By
                                                       ------------------------
                                                               (Title)

Accepted:

SPANISH BROADCASTING SYSTEM, INC.

By
  -----------------------

                                   SCHEDULE A
                                  JUNIOR CLAIMS

                                    AMOUNT SUBORDI-                    DATE OF
DATE                                NATED TO THE BANK                  MATURITY
----                                -----------------                  --------

The undersigned, the Debtor referred to in the within Agreement of Subordination and Assignment (herein called the "Agreement"), hereby accepts notice of the execution and delivery thereof and of the terms and provisions thereof, and, in consideration of the extension of credit to it by Spanish Broadcasting System, Inc. as therein described, agrees to do and perform any and all acts and things which may be required on its part to enable the signer(s) of the Agreement to perform the obligations of said signer(s) as therein expressed, and to refrain from doing any act or thing which would cause or contribute to a violation by the signer(s) of the Agreement or of any of the signer's obligations thereunder; and the undersigned further agrees that, in the event of the violation by the undersigned of any of the terms and provisions thereof or hereof, or in the event of the violation, either by action or non-action, by the signer of the Agreement of any of the obligations of the signer thereunder, each and every liability of the undersigned to Spanish Broadcasting System, Inc. shall thereupon, without any notice whatsoever to the undersigned, become immediately due and payable. The undersigned waives trial by jury in any litigation arising out of or relating to the Junior Claims, as defined in the Agreement, and the right to interpose therein counterclaims or offsets of any kind.

Dated _______________, 2000

         (for individual signature)   __________________________

         (for signature of general
         partner)                     __________________________

         (for corporation signature)  __________________________


                                                  By
                                                    --------------------------
                                                               (Title)

                                   EXHIBIT E

                                PLEDGE AGREEMENT
                              AND IRREVOCABLE PROXY

                  PLEDGE AGREEMENT dated as of May 8, 2000 among James L. Anderson, Marcos Rodriguez and Charles J. Brooks, James A. Gammon, The Carpe Vita Foundation and The Marcos and Sonya Rodriguez Family Trust (each sometimes referred to herein as a "GRANTOR" and collectively as the "GRANTORS") and Spanish Broadcasting System, Inc., (the "LENDER"). Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement dated as of the date hereof among New World Broadcasters Corp., Rodriguez Communications, Inc., RCI (Alameda) Acquisition, Inc., each of the Guarantors named therein and the Lender (as amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT").

                  The Lender has agreed to extend Bridge Loans to the Borrowers pursuant to, and subject to the terms and conditions of, the Credit Agreement. The obligation of the Lender to extend such Bridge Loans under the Credit Agreement is conditioned on the execution and delivery by the Grantors of a pledge agreement in the form hereof to secure the following (collectively, the "SECURED OBLIGATIONS"): (i) all Obligations, (ii) all obligations of the Grantors at any time and from time to time under this Pledge Agreement and (iii) all other obligations of the Grantors and the Guarantors at any time and from time to time under the Credit Agreement and the other Loan Documents.

                  Accordingly, the Grantors and the Lender hereby agree as follows:

                  1. PLEDGE. As security for the payment and performance in full of the Secured Obligations, each Grantor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over, and delivers unto the Lender, and grants to the Lender, a security interest in, (a) the shares of capital stock listed in SCHEDULE I annexed hereto next to such Grantor's name (the "INITIAL PLEDGED STOCK") and any additional shares of common stock of the issuers listed in SCHEDULE I annexed hereto obtained in the future by the Grantors (collectively, the Initial Pledged Stock together with all such additional shares pledged in the future, the "PLEDGED STOCK") and (b) subject to
Section 5 below, all proceeds of the Pledged Stock, including, without limitation, all cash, securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any of or all such Pledged Stock (the items referred to in clauses (a) through (b) being collectively called the "COLLATERAL"). Upon delivery to the Lender, any securities now or hereafter included in the Collateral including, without limitation, the Pledged Stock (the "PLEDGED SECURITIES") shall be accompanied by undated stock powers duly executed in blank or other instruments of transfer satisfactory to the Lender and by such other instruments and documents as the Lender may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule showing a description of the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as SCHEDULE I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

                  2. DELIVERY OF COLLATERAL. Each Grantor agrees to deliver promptly or cause to be delivered to the Lender any and all Pledged Securities, and any and all certificates or other instruments or documents representing any of the Collateral (together with any necessary endorsement).

                  3. REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Grantor severally hereby represents, warrants and covenants to and with the Lender that:

                  (a) except for the security interest granted to the Lender, such Grantor (i) is and, subject to the provisions of the Credit Agreement, will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities that it is pledging hereunder, (ii) holds the Collateral that it is pledging hereunder free and clear of all Liens, charges, encumbrances and security interests of every kind and nature, and the Pledged Stock is subject to no options to purchase or any similar or other rights of any person, (iii) will make no as signment, pledge, hypothecation or, transfer of, or create any security interest in, the Collateral that it is pledging hereunder including, without limitation, by virtue of becoming bound by any agreement which restricts in any manner the rights of any present or future holder of any Pledged Stock with respect thereto, and (iv) subject to Section 5 below, will cause any and all Collateral, whether for value paid by a Grantor or otherwise, to be forthwith deposited with the Lender and pledged or assigned hereunder;

                  (b) such Grantor (i) has good right and legal authority to pledge the Collateral it is pledging hereunder in the manner hereby done or contemplated, (ii) will not amend, modify or supplement any Pledged Security without the prior written consent of the Lender, and (iii) will defend its title or interest thereto or therein against any and all attachments, Liens, claims, encumbrances, security interests or other impediments of any nature, however arising, of all persons whomsoever;

                  (c) no consent or approval of any governmental body or regulatory authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

                  (d) by virtue of the execution and delivery by such Grantor of this Agreement, when the certificates, instruments or other documents representing or evidencing the Collateral that it is pledging are delivered to the Lender in accordance with this Agreement, the Lender will obtain a valid and perfected first Lien upon and security interest in such Collateral that it is pledging as security for the repayment of the Secured Obligations, prior to all other Liens and encumbrances thereon and security interests therein;

                  (e) the pledge effected hereby is effective to vest in the Lender the rights of the Lender in the Collateral that it is pledging as set forth herein; and

                  (f) all of the Pledged Stock has been duly authorized and validly issued and as at the date hereof, the Initial Pledged Stock constitutes all of the issued and outstanding shares of capital stock of the issuers listed on SCHEDULE I annexed hereto.

All representations, warranties and covenants of the Grantors contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement pursuant to Section 15 hereof.

                  4. REGISTRATION IN NOMINEE NAME; DENOMINATIONS. Upon the occurrence and during the continuance of an Event of Default, the Lender shall have the right (in its sole and absolute discretion with subsequent notice to the Grantors) to transfer to or to register the Pledged Securities in its own name or the name of its nominee. In addition, the Lender shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

                  5. VOTING RIGHTS; DIVIDENDS; ETC. (a) Unless and until an Event of Default hereunder shall have occurred and be continuing:

                           (i) Each Grantor shall be entitled to exercise any
and all voting and/or consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement and the Credit Agreement provided that such action would not adversely affect the rights inuring to the Lender under this Agreement or the Credit Agreement or adversely affect the rights and remedies of the Lender under this Agreement or the Credit Agreement or the ability of the Lender to exercise the same.

                           (ii) The Lender shall execute and deliver to the
Grantors, or cause to be executed and delivered to the Grantors, all such proxies, powers of attorney, and other instruments as the Grantors may reasonably request for the purpose of enabling the Grantors to exercise the voting and/or consensual rights and powers which they are entitled to exercise pursuant to subparagraph (i) above.

                           (iii) The Grantors shall not be entitled to receive
or retain any dividends or distributions paid on the Pledged Securities except to the extent that such dividends or distributions are expressly permitted by, and otherwise paid in accordance with the terms and conditions of, the Credit Agreement and applicable laws.

                  (b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Grantor to receive any dividends, stock, instruments, securities and other distributions which such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 5 shall cease, and all such rights shall thereupon become vested in the Lender, which shall have the sole and exclusive right and authority to receive and retain such dividends. All dividends which are received by any Grantor contrary to the provisions of
Section 5(a)(iii) or this Section 5(b) shall be received in trust for the benefit of the Lender, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Lender as Collateral in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Lender pursuant to the provisions of this Section 5 (b) shall be retained by the Lender in an account to be established by the Lender upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 9 hereof.

                  (c) Upon the occurrence and during the continuance of an Event of Default, all rights of any Grantor to exercise the voting and consensual rights and pursuant to the irrevocable proxy granted herein, powers which it is entitled to exercise pursuant to Section 5(a)(i) shall cease, and all such rights shall thereupon become vested in the Lender, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

                  (d) In order to permit the Lender to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 5(c) and to receive all dividends and other distributions which it may be entitled to receive under Section 5(b), each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Lender all such proxies, dividend payment orders and other instruments as the Lender may from time to time reasonably request.

                  Without limiting the effect of the foregoing, each Grantor does hereby constitute and appoint the Lender as its proxy, and the Lender shall have the right, upon the occurrence and during the continuance of an Event of Default, to exercise all rights, benefits, privileges and powers accruing to such Grantor, as owner of the Pledged Securities, including, without limitation, giving or withholding consent, calling and attending shareholders meetings to be held from time to time with full power to vote and act for and in the name, place, and stead of such Grantor and in the same manner, to the same extent, and with the same effect that such Grantor would if personally present at such meetings, giving to the Lender full power of substitution and revocation, which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Stock on the record books of the issuer thereof) by any person (including the issuer of the Pledged Stock or any officer or agent thereof).

                            THIS PROXY IS IRREVOCABLE

                  Any proxy of proxies heretofore given by any Grantor to any person or persons whatsoever are hereby revoked. This proxy shall continue in full force and effect until such time as all Secured Obligations are paid and satisfied indefeasibly and in full in accordance with the terms of the Credit Agreement.

                  6. ISSUANCE OF ADDITIONAL STOCK. Each Grantor agrees that it will cause each of its subsidiaries not to issue any stock or other securities, whether in addition to, by stock dividend or other distribution upon, or in substitution for, the Pledged Securities or otherwise.

                  7. SUPPLEMENTAL DOCUMENTATION. In connection with the execution and delivery of this Agreement each Grantor shall furnish or cause to be furnished to the Lender on or prior to the Closing Date a certificate signed by such Grantor dated the Closing Date, certifying that, as of the date of such certificate, all representations and warranties of such Grantor in Section 3 hereof are true and correct and that such Grantor is in compliance with all conditions, agreements and covenants to be observed or performed hereunder.

                  8. REMEDIES UPON EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing, the Lender may sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Lender shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  The Lender shall give the applicable Grantor 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in New York) of the Lender's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Lender may (in its sole and absolute discretion) determine. The Lender shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Lender until the sale price is paid by the purchaser or purchasers thereof, but the Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 8, the Lender may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and the Lender may make payment on account thereof by using any claim then due and payable to the Lender from such Grantor as a credit against the purchase price, and the Lender may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Lender shall be free to carry out such sale and purchase pursuant to such agreement, and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Lender shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Lender may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

                  9. APPLICATION OF PROCEEDS OF SALE. The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Lender as follows:

                  FIRST, to the payment of all reasonable costs and expenses incurred by the Lender in connection with such sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Lender hereunder on behalf of the Grantors or to protect and preserve the Collateral and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                  SECOND, pro rata to the payment in full of principal and interest in respect of any Bridge Loans outstanding;

                  THIRD, pro rata to the payment in full of all Secured Obligations (other than those referred to above) owed to the Lender; and

                  FOURTH, to the Grantors, their heirs or assigns, or as a court of competent jurisdiction may otherwise direct.

                  10. LENDER APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby appoints the Lender its attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substi tution either in the Lender's name or in the name of such Grantor, to ask for, demand, sue for, collect, receive receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the applicable Grantor representing any interest or dividend, or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; PROVIDED, HOWEVER, that nothing herein contained shall be construed as requiring or obligating the Lender to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Lender or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Lender or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Lender in the absence of the gross negligence or wilful misconduct of the Lender.

                  11. NO WAIVER. No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Lender shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

                  12. SECURITY INTEREST ABSOLUTE. All rights of the Lender hereunder, the grant of a security interest in the Collateral and all obligations of the Grantors hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other agreement or instrument,
(iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or in respect of this Agreement.

                  13. LENDER'S FEES AND EXPENSES. Subject to the limitations set forth in Section 22 hereof, the Grantors shall be jointly and severally obligated to, upon demand, pay to the Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the rights of the Lender hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof. In addition, subject to the limitation set forth in Section 22 hereof, the Grantors indemnify, jointly and severally, and hold the Lender harmless from and against any and all liability incurred by the Lender hereunder or in connection herewith, unless such liability shall be due to the gross negligence or wilful misconduct of the Lender. Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby and by the other Security Documents.

                  14. TERMINATION. This Agreement shall terminate when all the Secured Obligations have been fully and indefeasibly paid in cash and all commitments to make Bridge Loans and other financial accommodations under any of the Loan Documents have terminated, at which time the Lender shall reassign and deliver to the Grantors, or to such person or persons as the Grantors shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse to or warranty by the Lender and at the expense of the Grantors.

                  15. NOTICES. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement.

                  16. FURTHER ASSURANCES. Each Grantor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Lender may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Lender its rights and remedies hereunder.

                  17. BINDING AGREEMENT; ASSIGNMENTS. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns, as applicable, except that no Grantor shall be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Lender as Collateral under this Agreement.

                  18. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCEPT CONFLICTS OF LAWS PRINCIPLES THEREOF), EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  19. SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

                  20. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature of the Grantors shall have been delivered to the Lender.

                  21. SECTION HEADINGS. Section headings used herein are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  22. LIMITATION ON RECOURSE. Notwithstanding anything in this Agreement to the contrary, the obligations of the Grantors hereunder are limited recourse obligations of such Grantor payable solely from the Pledged Securities. Accordingly, the Grantors shall not be personally liable, or incur any personal liability for the payment or performance of any obligation contained herein except to the extent of the Pledged Securities.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the day and year first above written.


                                                --------------------------
                                                James L. Anderson



                                                --------------------------
                                                Marcos Rodriguez



                                                --------------------------
                                                Charles J. Brooks



                                                --------------------------
                                                James A. Gammon


                                                THE CARPE VITA FOUNDATION

                                                By:
                                                  ------------------------
                                                  Name:
                                                  Title:

                                                THE MARCOS AND SONYA RODRIGUEZ
                                                FAMILY TRUST

                                                By:
                                                  ------------------------
                                                  Name:
                                                  Title:

                                             SPANISH BROADCASTING SYSTEM, INC.

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                   SCHEDULE I
                               TO PLEDGE AGREEMENT


                                                                                                                      PERCENTAGE
                                                               STOCK                                                      OF
                                                            CERTIFICATE                              NUMBER           OUTSTANDING
STOCK ISSUER                      CLASS OF STOCK              NO(S).              PAR VALUE         OF SHARES            SHARES
------------                      --------------            -----------           ---------         ---------         -----------
RCI                               Common                    C-001                 $0.01             620               62%

RCI                               Common                    C-006                 $0.01             130               13%

RCI                               Common                    C-003                 $0.01             100               10%

RCI                               Common                    C-004                 $0.01             100               10%

RCI                               Common                    C-005                 $0.01             90                9%

New World                         Common                    CS-2                  $1.00             200               66.67%

New World                         Common                    CS-3                  $1.00             100               33.33%

New World                         Class A Common            CSA-3                 $1.00             9,900             33.33%

New World                         Class A Common            CSA-2                 $1.00             19,800            66.67%


SCHEDULE 1.01


All Assets of New World other than the "Assets" defined in the Asset Purchase Agreement between New World and Lender of even date herewith.

SCHEDULE 4.01


RCI (Alameda) Acquisition, Inc.
Delaware corporation
Foreign Qualifications: Texas and California

Rodriguez Communications, Inc.
Delaware corporation
Foreign Qualifications: Texas and California

New World Broadcasters Inc.
Delaware corporation
Foreign Qualifications: none

910 Broadcasting Corp.
Texas corporation
Foreign Qualifications: none

SCHEDULE 4.03


none

SCHEDULE 4.12


RCI owns all of the issued and outstanding capital stock of RCI (Alameda). New World owns all of the issued and outstanding capital stock of 910 Broadcasting Corp. Marcos Rodriguez and the Marcos and Sonya Rodriguez Family Trust own all of the issued and outstanding capital stock of New World.

SCHEDULE 4.16


none

SCHEDULE 4.17


none

SCHEDULE 6.03


See attached certificates

SCHEDULE 6.12


none

SCHEDULE 7.01


none

SCHEDULE 7.03


$20,000,000 (approx.) is owing to LegacyMaker, L.P. by the Borrowers subject to the Subordination Agreement.






                                       2